UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds Trust 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Item 1: Report to Shareholders.

WASATCH FUNDS

Deeper, Disciplined Investing™

Annual Report & Commentaries

September 30, 2011

EQUITY FUNDS

Wasatch Core Growth Fund (WGROX)
Wasatch Emerging India Fund (WAINX)
Wasatch Emerging Markets Small Cap Fund (WAEMX)
Wasatch Global Opportunities Fund (WAGOX)
Wasatch Heritage Growth Fund (WAHGX)
Wasatch International Growth Fund (WAIGX)
Wasatch International Opportunities Fund (WAIOX)
Wasatch Large Cap Value Fund (FMIEX)
Wasatch Long/Short Fund (FMLSX)
Wasatch Micro Cap Fund (WMICX)
Wasatch Micro Cap Value Fund (WAMVX)
Wasatch Small Cap Growth Fund (WAAEX)
Wasatch Small Cap Value Fund (WMCVX)
Wasatch Strategic Income Fund (WASIX)
Wasatch Ultra Growth Fund (WAMCX)
Wasatch World Innovators Fund (WAGTX)

BOND FUNDS (SUB-ADVISED)

Wasatch Funds

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — “VOLATILE TIMES IN A RESTRAINED RECOVERY”

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

ECONOMY

At this time last year, I was able to report that the S&P 500 was up about 10% over the prior 12 months. This year, the S&P 500 is only up by about 1% for the prior 12 months—and what a roller coaster ride we’ve had to take just to arrive at that small market increase.

The final quarter of our reporting year featured intense volatility in the U.S. and foreign stock markets. Headlines increased concern and speculation about the status of the global economic recovery. Standard & Poor’s reduced its long-term credit rating on the United States to ‘AA+’ from ‘AAA.’ There were daily reports of further deterioration in the sovereign debt status of Greece, reflected in the rising interest costs the country is forced to pay on its borrowings, and speculation of a default. The absence of a clear, quick response to the situation by politicians in Europe has heightened the uncertainty. We’ve seen ripple effects on credit, currency, and stock markets around the world as a result.

While these headlines certainly reflect stress in the credit markets, they can also distract from the under-

lying economic strength that continues in the U.S. and in many countries around the world. There has been some good news too.

In my last quarterly commentary, I talked about the large emerging markets like China, India and Brazil tapping on the brakes in response to inflation concerns and the sharply rising commodity prices we all witnessed at the beginning of the year. As intended, these slowdown measures led to declines in commodity prices, including agricultural, energy, and mineral commodities. I believe this will help moderate the risk of rising inflation dampening the sluggish recovery that continues around the world.

Meanwhile, I believe fiscal policy in the U.S. will be more important to the economy than whatever remaining bullets the Federal Reserve (Fed) has left in its monetary arsenal. Will there be higher taxes implemented to help finance the stimulus programs that the Administration wants? Will there be new spending or regulatory reform programs that can be implemented in spite of the political uncertainty in Washington? The Fed’s recently announced “Operation Twist1” is probably harmless and may have some small effect on housing demand by producing marginally lower mortgage rates, but I think it is probably the wrong medicine.

I believe the real problem with the U.S. economy is not interest rates. The real problem is lack of jobs. Adjustments to the fiscal mix are likely to be far more important in helping the slow-growth recovery generate adequate job growth.

I have to recall my two-year-old analogy of crossing a white water river and then having to climb a steep riverbank to describe our economic situation. I reported that last year we seemed to have finally made it to the top of the riverbank yet we saw a long, dusty uphill road we’d have to walk to make it back to town. This year, we’re still on that dusty road, but we haven’t made it back to town yet.

MARKETS

The signs of economic stress I mentioned were mirrored in the weak performance of stocks during the quarter: the S&P 500 was down 13.87% during the period. However, we have always felt this recovery would be weak and we were not particularly surprised by the downdraft. There is certainly a feeling of two steps forward, one step back to the markets this year, and the steps backward can certainly be frightening. But the wheels of the global economy are not falling off. My feeling is that markets have been driven more this year by political headlines than underlying economic fundamentals, and investors need to be cautious to avoid getting whipsawed by overreacting to either market weakness or euphoria.

I have mentioned in recent interviews that I thought it was wise for investors to “lean against the wind.” By this I mean it is probably wise to lean a little bit against the widespread pessimism that occurs when you get economic headwinds like we are seeing now. It is my belief that when either the market or economy weakens, it is likely to strengthen before long. And when it strengthens, it is likely to weaken before long. So, “leaning against the wind” of excessive optimism by being a little bit cautious during those times is also a good idea.

With this advice in mind, my outlook for the stock market remains anchored to my view of the economy. I believe there will likely be continued slow, restrained growth in the U.S. and around the world, and the U.S. stock market is unlikely to see the kind of outsized performance we saw in the first quarter of this year. Yet, there are still great companies we see around the world, with healthy balance sheets, strong business models, innovative approaches, and rising earnings growth. I believe it will remain a stock picker’s market for some time.

While we expect the coming months to be challenging, we think those who are willing to be disciplined by monitoring valuations and maintaining solid research will fare the best. Thorough, hands-on research and attention to valuation has always been our focus at Wasatch, and it served us well during previous extreme global economic periods, including the 2008 credit crisis and the Internet bubble in the late 1990s.

WASATCH

Wasatch has completed a successful year. We are pleased that so many of our funds finished this difficult 12-month period well ahead of their benchmarks, even if for many of them that meant less negative performance than their comparative indices. Our international funds continued to perform extremely well, both in developed and emerging markets, by focusing on strong companies and in-country visits to meet with management teams—many of whom say we are the first U.S. managers ever to have visited their offices.

SEPTEMBER 30, 2011

I would also like to highlight two of our long-standing Small Cap funds, led by two of our senior managers, Jeff Cardon and JB Taylor. As you can see from the table below, both the Wasatch Small Cap Growth Fund (WAAEX) and Wasatch Core Growth Fund (WGROX) have received high rankings for their total returns against their respective Morningstar peer group for many years. We have always employed a “multiple eyes” team approach at Wasatch and the performance of these two flagship funds represents the fine work and research of many analysts and other portfolio managers here at Wasatch. We are especially pleased that these funds have weathered the volatility of the past five years so well.

MORNINGSTAR TOTAL RETURN SMALL GROWTH CATEGORY PEER RANKINGS AS OF 9/30/11

	1 Year	3 Year	5 Year	10 Year
Wasatch Small Cap Growth Fund (WAAEX)	Top 21% (out of 745 funds)	Top 1% (out of 661 funds)	Top 13% (out of 564 funds)	Top 20% (out of 358 funds)
Wasatch Core Growth Fund (WGROX)	Top 4% (out of 745 funds)	Top 8% (out of 661 funds)	Top 33% (out of 564 funds)	Top 44% (out of 358 funds)

Past performance is not a guarantee of future results.

In late-breaking news—S&P Capital IQ, a division of Standard & Poor’s, announced the winners of its Mutual Fund Excellence Award. One of just 30 recipients, the Wasatch Heritage Growth Fund won the Silver Medal in the Domestic Equity Multi-Cap category. According to S&P Capital IQ, the Fund demonstrated a consistent highest overall five-star quantitative ranking in its category based on the firm’s proprietary, holdings-based research and rankings of over 19,000 funds for the 12 months ended August 31, 2011.

We thank you for the opportunity to manage your assets and remind you to please visit our website at www.WasatchFunds.com for regular updates, news items about our funds, and quarterly commentaries.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

Information in this report regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

The primary investment objective of WAAEX, WGROX and WAHGX is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the investments of these Funds to generate substantial income.

¹Operation Twist: A new measure from the U.S. central bank meant to stimulate the economy by selling short-term Treasuries in exchange for the same amount of longer-term bonds.

The Morningstar percentile rank is the rank of a fund among its category peers, which rank is based on a comparison of a fund’s total return performance against its peers over a given time period. © 2011 Morningstar, Inc. All rights reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Standard & Poor’s Equity Research Services is a separate unit of Standard & Poor’s Financial Services, LLC, which is a subsidiary of The McGraw-Hill Companies, Inc. The S&P Capital IQ Mutual Fund Awards is an annual awards program managed by the equity research unit of S&P Capital IQ and is based on proprietary, quantitative research methodology. The awards recognize those U.S. mutual funds that have achieved the highest overall ranking on the most consistent basis during the measurement year August 31, 2010 through August 31, 2011, except for the New and Notable category. Among the factors the research process seeks to identify are consistently strong performance; high quality holdings as measured by S&P STARS equity research, S&P Credit Ratings and S&P Quality Rankings; and favorable cost factors. Additional information about the awards program, the selection methodology, and the award recipients is available at www.spfundawards.com.

CFA® is a trademark owned by CFA Institute.

WASATCH CORE GROWTH FUND (WGROX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund returned 8.95% during the 12 months ended September 30, 2011, outperforming the Russell 2000 Index, which returned -3.53%.

The Fund generated a positive return in every quarter of the period except for the volatile third quarter of 2011. During the third quarter, the Fund returned -14.18% but did better than the -21.87% return of the Russell 2000 Index.

We attribute the Fund’s outperformance in the quarter and year to the earnings growth of our portfolio companies. Our companies recently reported two of the best back-to-back quarters of operating results that we have seen for a long time, especially considering the numbers were not due to easy comparisons from the prior year. We believe our companies have defensible business models and are led by experienced management teams. Overall, they have continued to post strong growth in an economic environment that remains tough.

DETAILS OF THE YEAR

During the year, our stock picking added value in every sector and was especially strong in industrials and consumer discretionary. Two of the best-performing stocks in the Fund were Polypore and Aaron’s. Polypore is an industrial company that makes polymer-based filtration membranes used in batteries. Its core market, which is lead-acid batteries for cars, is doing well amid strong demand from Asia. Polypore also produces membranes used in lithium batteries, and that segment of the business is ramping up. Aaron’s offers appliances, TVs and furniture on a rent-to-own basis. The company is benefiting from the scarcity of credit available to lower-income consumers, which makes rent-to-own transactions a valuable financing option.

Herbalife, a global marketer of nutritional products, was another top performer. Herbalife is experiencing strong growth as health and weight management remain top-of-mind issues for people around the world. The company is also rapidly expanding its network of distributors, who are attracted by the opportunity to earn income on their own sales as well as the sales of distributors they recruit.

On the negative side, Emeritus and Resources Connection were big detractors. Emeritus operates senior assisted-living facilities, and its stock was hurt by concerns that the weak economy would impact occupancies. Resources Connection is a staffing firm that provides high-level accounting and finance professionals on a temporary basis. The company is sensitive to the level of overall business activity, and activity has remained sluggish coming out of the recession.

The fiscal year ended on a negative note, as the debate over the trajectory of the U.S. recovery shifted in favor of those anticipating a weaker economy. Investors were also worried about the sovereign debt crisis in Europe. While we were disappointed by the third-quarter losses, the Fund performed as expected in the volatile environment. The steady and consistent growth companies held in the Fund are the types of stocks that typically outperform when risk appetites are low.

Positive contributors during the quarter included O’Reilly Automotive, an auto parts retailer; Waste Connections, a provider of waste disposal services; and Petrohawk Energy, a natural gas producer. O’Reilly and Waste Connections benefit from stable demand dynamics and performed well as investors searched for safe havens in the storm. Petrohawk announced that it was being acquired at a substantial premium.

IDEX Corp., a manufacturer of valves, pumps and other industrial products, was our largest detractor. Industrial stocks in general were weak given the concerns about the economy. We believe IDEX’s stock performed slightly worse than most industrials due to the resignation of its well-respected CEO. We ramped up our background work on the new CEO and went to visit the company. Based on our due diligence, we concluded that a change in leadership did not change our positive outlook on IDEX.

Other laggards during the quarter included asset managers SEI Investments and Affiliated Managers Group, which are sensitive to volatile market moves. Our experience has shown that a basket of high-quality asset managers tends to fall in-step with the indices when markets decline, but has handily outperformed in rising markets, leading to the potential for outstanding performance over the long term. Current and future holdings are subject to risk.

OUTLOOK

We expect the earnings growth of our companies to moderate, but remain strong, over the next several quarters. On September 30, the Fund’s price-to-earnings (P/E) ratio was 18.7 times trailing 12-month earnings. This is in line with historical averages and appears reasonable relative to the earnings growth we are expecting. Another statistic we follow is “earnings before interest and taxes-return on assets” (EBIT-ROA). The EBIT-ROA of the Fund is over 30% and exceeds that of the Russell 2000 Index by more than four times. Our companies are simply much better than average at utilizing their assets to generate cash.

We think the economy will struggle to grow at a normal rate for some time given the serious problems facing the United States. In the low-growth environment we envision, we believe the quality and earnings growth of our companies will continue to stand out.

Thank you for the opportunity to manage your assets.

WASATCH CORE GROWTH FUND (WGROX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth	8.95%	1.52%	5.50%
Russell 2000® Index	-3.53%	-1.02%	6.12%
Russell 2000® Growth Index	-1.12%	0.96%	5.45%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are 1.41%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Copart, Inc.	5.5%
DFC Global Corp.	3.8%
Life Time Fitness, Inc.	3.4%
Waste Connections, Inc.	3.2%
IDEX Corp.	3.2%

Company	% of Net Assets
Alliance Data Systems Corp.	3.2%
Polypore International, Inc.	3.2%
MEDNAX, Inc.	3.1%
Herbalife Ltd.	3.0%
Monro Muffler Brake, Inc.	2.7%

*	As of September 30, 2011, there were 60 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING INDIA FUND (WAINX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Ajay Krishnan.

Roger D. Edgley, CFA Portfolio Manager	Ajay Krishnan, CFA Portfolio Manager	OVERVIEW Since the Wasatch Emerging India Fund’s inception on April 26 through September 30, 2011, the Fund returned -8.50% compared to the MSCI India IMI, which returned

-23.40%. Relative performance has been encouraging but it is tough to have lost money for our shareholders coming out of the chute.

Investors’ concerns regarding the Indian markets centered on inflation and government policy paralysis stemming from corruption charges. The central bank has raised interest rates 10 times since March 2010 and this along with input cost inflation has impacted companies’ margins leading to slower earnings growth. Since June 2011, concerns of European contagion have hurt companies that have significant export-related revenues. Most of the companies in the portfolio are geared to the growth in the domestic Indian market and we feel they are relatively insulated. A silver lining to the eurozone led global slowdown might be lower commodity prices, including oil, of which India is a major importer.

DETAILS OF THE PERIOD

We have focused mostly on investing in companies that we believe have strong balance sheets and solid cash flow. We have avoided companies tied to large infrastructure projects, which have seen a significant slowdown because of increased borrowing costs and lack of clarity on certain policy issues such as land acquisition reforms. In addition, there are ongoing delays because of corruption charges against certain government appointees. Also, in our estimation significant capacity has been added to certain segments of the infrastructure food chain and price competition is looming. The infrastructure story garners a lot of attention in the investing press but when viewed within the framework of investing in businesses with reasonable returns on capital we think it falls short and are content to look for opportunities elsewhere.

With the 20% plus decline in the Indian market, we feel that valuations are attractive if one takes a longer view. The companies held by the Fund have reported healthy top and bottom line growth and while earnings estimates have come down growth still looks solid. For our portfolio companies trailing 12-month sales growth was approximately 33%, earnings growth was approximately 32%, and we estimate earnings growth of about 19% going forward.

The Fund has been consciously positioned to exploit what we believe are the most exciting sectors of India’s economy.

Over 40% of the portfolio is in companies that we feel can benefit from growing consumption by the middle class. This goes beyond consumer discretionary companies and includes those that may benefit from household formation, consumers’ willingness and ability to borrow money, and demand for better health care.

During the period, we outperformed in almost every sector except consumer staples. Detractors included Procter & Gamble Hygiene & Health Care and Zydus Wellness. We remain confident in the long-term prospects of both companies. Current and future holdings are subject to risk.

Also interesting to us is the prospect of strong rural growth driven by a good monsoon season, increased minimum support prices for agriculture, and job creation under rural employment programs. Seventy-two percent of India’s population is in rural areas.

OUTLOOK

The Indian market has experienced a significant shift in investment flows from foreign institutional investors. It has swung from an inflow of US$43 billion (2009 and 2010) to a net outflow of US$560 million. We believe that as companies continue to report stronger growth relative to the rest of the world some of the outflows will reverse and provide an uplift for the market. Ongoing concerns about Europe and China could lead to increased appetite for Indian stocks.

Macroeconomic factors are improving. We are likely at the end of the rate increase cycle, so borrowing costs should ease. Commodity-driven inflationary pressures are expected to ease because of the global slowdown.

The Indian rupee has depreciated significantly over the last few months and this is a better time to be buying Indian assets. While we are not currency experts, it seems logical to assume that the currency should trade within its historical range (i.e., reverse the 14% depreciation).

In addition, the government has made progress on a couple of key initiatives. The land acquisition reforms bill was passed, providing a framework for corporations to compensate land-owners appropriately. The proposed Lokpal Bill has a strong anti-corruption focus designed to stem leakages in the system and should contribute to broad economic growth.

Despite the outperformance by the Fund relative to the Index since inception, we don’t feel that the portfolio is overvalued and there are a couple of industries that could benefit from rerating in the medium term. We continue to be bullish on banking and information technology (IT) services to name a couple. Our focus remains on earnings growth and it has been heartening to see that our list of companies has seen much lower revisions in earnings estimates (-0.7% versus -8.0% for the broader index).

As always, we continue to leverage our collective investment experience with the entire Wasatch domestic and international teams. As a result, we have been able to learn from our successes in the U.S. and emerging markets and apply the knowledge gained to the Emerging India Fund.

Thank you for the opportunity to invest your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH EMERGING INDIA FUND (WAINX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION* 4/26/11
Emerging India	N/A	N/A	-8.50%
MSCI India IMI	N/A	N/A	-23.40%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the April 12, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are 2.69%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small, micro and mid cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. The Fund is non-diversified, meaning that it can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	3.9%
Housing Development Finance Corp. Ltd. (India)	3.2%
Gruh Finance Ltd. (India)	3.1%
Mahindra & Mahindra Financial Services Ltd. (India)	2.8%

Company	% of Net Assets
LIC Housing Finance Ltd. (India)	2.7%
Indraprastha Gas Ltd. (India)	2.7%
City Union Bank Ltd. (India)	2.7%
Yes Bank Ltd. (India)	2.6%
VIP Industries Ltd. (India)	2.4%
Crisil Ltd. (India)	2.3%

**	As of September 30, 2011, there were 67 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: April 26, 2011. The MSCI India Investable Market Index (IMI) covers all investable large, mid and small cap securities across India, targeting approximately 99% of the Indian market’s free-float adjusted market capitalization. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW The Wasatch Emerging Markets Small Cap Fund returned -8.85% for the trailing 12 months compared to -20.89% for the MSCI Emerging Markets Small Cap Index (the benchmark) and

-16.15% for the MSCI Emerging Markets Index.

We are pleased with the Fund’s broad-based outperformance in most of the markets where we held meaningful weights. In markets where we were significantly overweight, notably Indonesia, Brazil, and India, we outperformed by a wide margin. We also outperformed in China, which is nearly 16% of the benchmark, where we were significantly underweight at about 4%. The main market where we underperformed was Korea, down nearly 25% in the Fund. We outperformed in every sector except for materials where the Fund was down nearly 24%, while the benchmark was down over 16%.

DETAILS OF THE YEAR

In this shareholder report, we focus on the Philippines, one of the smaller emerging economies that doesn’t get many headlines. The purpose is to illustrate the Fund’s broad reach, the team’s experience and focus on deep due diligence, and outline why the economics make this country attractive today especially for investors focused on its domestic growth.

When I first visited the Philippines in the mid-1990s, it was still recovering from the Marcos era, corruption was endemic, infrastructure was weak, and capital was fleeing the country. Its international reserves could not cover its external debt position, which contributed to low confidence in the currency.

There have been a number of significant changes since then. The most significant is coverage of the external debt position. Today, the Philippines has US$76 billion in gross international reserves, higher than net foreign debt and means the central bank has more scope to lower rates. The Philippine peso has been a strengthening currency, with inflows into the country, and since 2002 the Philippines has been running current account surpluses. The national savings rate is estimated to be at 31% and the consumer is very under-geared. Consumer debt to gross domestic product (GDP) is 7%, the lowest ratio in Asia, with seven out of 10 Filipinos not possessing credit cards. GDP growth for 2011 is estimated to be 5%. It is also noteworthy that GDP growth was positive in 2008. The banking system appears to be healthy and there has been a pick-up in loan growth reflecting higher levels of confidence.

Another forgotten, or ignored, aspect is the country’s size and demographic structure. The population is estimated to be 94 million people (12th largest in the world) and it is forecast to grow to 192 million by 2040. Forty-six percent of the population is less than 20 years old, a major factor that can support sustained GDP growth. Another positive for the country is remittances, the money sent home by migrant workers. With 10 million Filipinos working abroad, remittances will reach close to US$20 billion in 2011. Remittances remain a stabilizing force for the economy and contribute to the low leverage in the financial system.

Exports to GDP are around 22% so growth is largely represented by domestic growth, which is clearly helped by foreign exchange earners like foreign workers, tourism, and the Business Process Outsourcing (BPO) industry, which has been growing more than 20% a year. Currently, we see the Philippines’ major weaknesses as being lack of investment in infrastructure and lack of initiative by the government in long-term projects.

Fund investments in the Philippines include International Container Terminal Services (ICTSI) and Security Bank. ICTSI is a global operator of container terminal ports, with a major terminal in Manila (40% of revenues), as well as operations in Brazil, Ecuador and China. Security Bank has high levels of profitability, its loan book is returning to growth, and we believe it is one of the best-capitalized banks in the emerging market bank universe.

For the third quarter, the Fund returned -16.60% versus -23.89% for the benchmark and -22.56% for the MSCI Emerging Markets Index. This quarter has clearly been a turbulent period for global markets, marked by high volatility, deep concern over the European currency bloc and its banks, and the potential impact on a global economic slowdown.

OUTLOOK

There is a good case that the present time represents opportunity for new investment, that fundamentals will matter again, and that for emerging economies with strong fundamentals, investment will return, both to the stock and bond markets. Sentiment is clearly poor, valuations look attractive, and there is scope for real interest rates to come down in Brazil, India and China. These countries have been battling inflationary forces, but now there are signs of inflation having peaked. A recent visit to Hong Kong and China reinforced the view that higher interest rates in China have been having a significant effect on the real estate market. Also, with food inflation decelerating and the evident global slowdown, there is scope to loosen credit in China. What is different today in comparison to 2008 is that we are seeing a partial withdrawal from emerging markets and other asset markets, in contrast to 2008 when there was wholesale selling.

We continue to be grateful for the support from our shareholders.

CFA® is a trademark owned by CFA Institute.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	-8.85%	N/A	2.16%
MSCI Emerging Markets Small Cap Index	-20.89%	N/A	-4.80%
MSCI Emerging Markets Index	-16.15%	N/A	-5.37%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.39%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Colgate-Palmolive India Ltd. (India)	2.0%
Bata India Ltd. (India)	2.0%
Mr Price Group Ltd. (South Africa)	1.8%
Turk Traktor ve Ziraat Makineleri AS (Turkey)	1.7%
PT Mitra Adiperkasa Tbk (Indonesia)	1.6%

Company	% of Net Assets
LIC Housing Finance Ltd. (India)	1.6%
Koza Altin Isletmeleri AS (Turkey)	1.5%
Daum Communications Corp. (Korea)	1.5%
Indraprastha Gas Ltd. (India)	1.5%
Mahindra & Mahindra Financial Services Ltd. (India)	1.5%

*	As of September 30, 2011, there were 120 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: October 1, 2007. The MSCI Emerging Markets and Small Cap indices are free float-adjusted market capitalization indices that are designed to measure equity market performance in the global emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and JB Taylor. Prior to June 30, 2011, the Fund was managed by a team of Wasatch portfolio managers led by Robert Gardiner and Blake Walker.

Roger D. Edgley, CFA Portfolio Manager	JB Taylor Portfolio Manager	OVERVIEW During the 12 months ended September 30, 2011, the Wasatch Global Opportunities Fund returned -4.21% but outperformed the -6.15% return of the MSCI AC World Small Cap

Index. Both the Fund and the Index were up significantly heading into the last three months of the period. However, a sharp sell-off in the global equity markets in the third quarter of 2011 erased those gains and then some. During the quarter, the Fund returned -18.94% and the Index returned -20.84%.

One of the key themes that defined the year was the generally strong performance of our Internet stocks. On a bottom-up basis, we have invested in companies that run their businesses over the Internet. We also own stocks of companies that enable e-commerce and communication. A number of these names had big gains in the quarter and the year, despite the difficult third-quarter environment. The Internet is transforming the global economy, and we believe it will be an important driver of growth going forward.

DETAILS OF THE YEAR

The Fund’s U.S. holdings generated a positive return for the year, outperforming the U.S. piece of the MSCI AC World Small Cap Index and the Index as a whole. Top contributors in the portfolio included DFC Global, a provider of short-term consumer loans, and discount retailers Dollar Tree and Ross Stores. It was not surprising to see these stocks do well given the high level of unemployment and shrinking supply of consumer credit in the United States. Overseas, the European debt crisis put considerable pressure on the region’s equity markets, but our German stocks were up more than 15%. One of the Fund’s best-performing holdings was Gerry Weber, a German apparel company with plans to expand into China and India. Across the world, our stock picking was good in most of the big sectors, such as information technology, consumer discretionary and industrials. Top contributors in these sectors included GMO Payment Gateway, Start Today and MonotaRO—all Internet or Internet-related companies.

Australia and Canada were weak markets for the Fund, both in absolute terms and relative to the benchmark. The largest detractor in Australia was CSG Ltd., a provider of information technology and print management services. The company has been impacted by several events, such as flooding at key locations and increased capital needs related to an acquisition. The disappointing results in Canada were driven by energy stocks like Petroamerica Oil and Pan Orient Energy. These oil and gas producers were hurt by a combination of falling commodity prices and company-specific developments. For example, Petroamerica Oil postponed exploration on a well in Colombia, and Pan Orient Energy lowered guidance for 2011 production volumes.

The weak and volatile third quarter of 2011 really dominated the year. During the quarter, stock prices plunged in nearly every country on worries that the global economy might be headed for another recession. The U.S. recovery lost momentum, Europe’s debt problems threatened to destabilize the global financial system, and Asia showed signs of slowing. As investors sought refuge from the storm, several of our U.S. consumer names with stable demand dynamics did well versus the broader market. For example, Dollar Tree and O’Reilly Automotive, an auto parts retailer, were both up during the quarter. NetLogic Microsystems was a positive contributor outside the consumer space. The company designs semiconductors that help route data over the Internet and was acquired at a sizable premium.

Some of our more economically sensitive stocks were very weak, reflecting investors’ fears about global growth. The biggest detractor in the quarter was RPS Group, a United Kingdom consulting firm. About half of the company’s profits are derived from its energy division, so the steep drop in oil prices that occurred over the summer was a major headwind for the stock. Other economically sensitive names that did poorly were Melexis, a Belgian designer of automotive semiconductors, and Moil Ltd., an Indian mining company. Most of our exposure to energy, materials and industrials comes from outside the United States, since this is where we are finding most of the interesting cyclical growth companies. However, on a global basis, the Fund has a fairly neutral weight in these sectors compared to the benchmark.

OUTLOOK

On September 30, the Fund had a higher earnings growth rate than the MSCI AC World Small Cap Index and a lower price-to-earnings (P/E) multiple. Furthermore, the downturn in the market has given us the chance to take a closer look at some great companies that we previously considered too expensive to own. We think valuations are particularly attractive in emerging markets, where country fundamentals remain strong.

We feel confident about how the Fund is positioned, and we are excited about its prospects. Wasatch has accumulated vast knowledge of small cap companies in both developed and emerging markets. By applying our knowledge to a global canvas of opportunity, we believe the Fund has the potential to deliver strong, long-term results.

Thank you for the trust you have placed in us.

CFA® is a trademark owned by CFA Institute.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities	-4.21%	N/A	26.17%
MSCI AC World Small Cap Index	-6.15%	N/A	20.18%
S&P Global SmallCap Index	-6.52%	N/A	18.66%
MSCI AC World IMI	-6.04%	N/A	12.80%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 1.88%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Dollar Tree, Inc.	2.5%
Wirecard AG (Germany)	2.4%
RPS Group plc (United Kingdom)	2.0%
Melexis N.V. (Belgium)	1.9%
Ted Baker plc (United Kingdom)	1.8%

Company	% of Net Assets
Copart, Inc.	1.3%
MonotaRO Co. Ltd. (Japan)	1.3%
Gerry Weber International AG (Germany)	1.3%
MSC Industrial Direct Co., Inc., Class A	1.3%
Power Integrations, Inc.	1.2%

*	As of September 30, 2011, there were 190 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: November 17, 2008. The MSCI AC World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, with market capitalizations between US $200 million and $1.5 billion. The S&P Global SmallCap Index is an unmanaged index and includes reinvestment of all dividends of issuers located across developed and emerging markets, including the United States, that fall in the bottom 15% of their country’s market cap range. The MSCI AC World IMI (All Country World Investable Markets Index) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of large, mid, and small cap companies across developed and emerging markets throughout the world. You cannot invest directly in these or any indices.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW The Wasatch Heritage Growth Fund gained 2.01% for the 12-month period. The Fund outperformed the Russell Midcap Growth Index, which gained 0.80%.

The stock market rose considerably during late 2010 and through the first half of 2011 buoyed by optimism about a recovering economy and strong corporate earnings results.

However, during the recently concluded quarter, global economic concerns gripped investors and they became less risk tolerant. Equity markets grew increasingly volatile and traded down on signs of a global economic slowdown, deepening European debt crisis and political concerns in the United States.

In spite of a slowing economic recovery, the overall business execution of our portfolio companies remains solid. In most cases, our holdings have continued to meet or exceed our expectations.

DETAILS OF THE YEAR

Consumer sentiment and government austerity measures appear to be taking a toll on the stock market. While corporate earnings have held up fairly well, investors are pricing in slower rates of growth as global deleveraging takes place.

In a few instances, we have had to trim growth forecasts among the Fund’s holdings. However, an important benefit of investing in solid, stable companies is that their outlook is typically more predictable, which we believe helps to minimize the ebbs and flows of the stock market.

Despite the recent swoon in stock prices, several holdings in the Fund performed well over the last year, in particular Petrohawk Energy, Ross Stores and Herbalife.

Petrohawk was acquired by BHP Billiton at a significant premium, resulting in a large gain for the Fund. The Fund actually held both companies at the time—although BHP was a much smaller weight—and we think Petrohawk will be a beneficial pairing within BHP’s conglomerate of commodity holdings. The Fund continues to hold BHP.

Herbalife, a provider of health supplements, has continued to expand its reach globally and has been successful in implementing its daily consumption model, which generates a more predictable stream of recurring revenue.

Ross, a discount retailer, has performed particularly well during the recent period of elevated consumer financial stress. Store sales have been growing along with expanding profit margins.

Fund holdings that hurt performance were Power Finance, a provider of financing to power projects across

India, and Ultra Petroleum, an oil and natural gas exploration and production company.

We believe that Power Finance was impacted by broad issues in India such as high inflation and interest rates and narrow issues like concerns over the financial health of local power providers. Overall, however, the company has continued to produce good results by sustaining lending spreads and appears attractively valued.

We believe that the factors weighing on the stock price of Ultra Petroleum—such as ownership entitlements at some of its properties and a large exploration investment that hasn’t yielded production yet—do not cloud the long-term investment thesis of the company. The stock was also weak due to the downturn in commodity prices during the latest quarter.

We added a few new companies recently including IDEX Corp. IDEX manufactures an array of industrial pumps. Its diverse product line covers a myriad of applications including a device used in pumps on fire trucks. We have followed the company for some time, but only lately did the stock’s price become compelling enough to justify an investment.

We added to our position in Catalyst Health Solutions, a small, fast-growing pharmacy benefit manager. Catalyst was one of the Fund’s top gainers during the quarter after closing on its purchase of Walgreens Health Initiatives, Inc. and posting a second quarter revenue advance of 39%.

We sold two holdings during the quarter, Express Scripts and New York Community Bancorp. Both were sold because we were seeing more compelling growth companies at attractive valuations. Current and future holdings are subject to risk.

OUTLOOK

A few months ago, we thought many companies were exhibiting stellar growth, but valuations were too expensive. Since then the tables have turned. While the market pullback has made valuations more attractive, the slowing economy has meant that growth prospects have also pulled back.

While the Fund is not devoid of exposure to macroeconomic factors, at our core we are bottom up investors. Each company we research is ultimately chosen based on its own merits and growth outlook. Accordingly, we remain focused on identifying companies that we believe are high quality, whose individual characteristics should allow them to grow independently of broad economic trends.

We are pleased with the Fund’s current constitution. We are investing cautiously and closely monitoring each company, yet, overall, we remain optimistic about the future.

Thank you for the opportunity to invest your assets.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	2.01%	1.82%	3.47%
Russell Midcap® Growth Index	0.80%	1.64%	4.72%
S&P 500 Index	1.14%	-1.18%	2.05%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 1.10%. The Net Expenses are 0.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested.

TOP TEN EQUITY HOLDINGS*

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	4.8%
IHS, Inc., Class A	4.7%
Copart, Inc.	4.6%
Linear Technology Corp.	4.3%
Ross Stores, Inc.	4.1%

Company	% of Net Assets
Amphenol Corp., Class A	3.8%
Tim Hortons, Inc. (Canada)	3.7%
LKQ Corp.	3.6%
ANSYS, Inc.	3.5%
Altera Corp.	3.2%

*	As of September 30, 2011, there were 40 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged, and a common measure of common stock total return performance. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley.

Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

For the trailing 12 months, the Wasatch International Growth Fund returned
-7.77%, slightly better than its benchmark, the MSCI AC World Ex-U.S.A. Small Cap Index, which returned -9.36%. By sector, we outperformed by a wide margin in consumer discretionary. The Fund had close performance relative to the Index in most sectors except industrials, which detracted the most. Industrials represent a wide range of cyclical companies. By country, Hong Kong was the largest area of outperformance helped by strong gains from SJM Holdings and Galaxy Entertainment. The Fund’s holdings were up over 44% in Japan with strong gains from Start Today and MonotaRO. Germany and Italy were other areas of outperformance for the Fund. Our companies in India were down less than those in the Index, however, our overweight in an underperforming country detracted from relative performance. Current and future holdings are subject to risk.

DETAILS OF THE YEAR

I have spent close to six weeks this year in China and Hong Kong. As I grew up in Hong Kong, I continue to see with a long-term perspective the powerful effects of China’s changes, many impacting Hong Kong directly (e.g., the effect of 22 million mainland Chinese visitors each year). On my latest trip there was much to learn visually, from seeing hundreds of residential tower blocks as I entered Xian by train (one incomplete development had sixty housing blocks some 30 stories high), to walking around a department store and seeing hundreds of Italian-sounding yet unheard-of brand names and realizing that China’s breadth and depth in manufacturing has few precedents. It is clear to me that China’s product markets, from athletic shoes to construction equipment, are extremely competitive—with local companies, state-sponsored leaders, multinationals, and Hong Kong companies—all pursuing the growth and opportunity of China’s vibrant markets.

For many investors, China is a paradox. For all the high gross domestic product (GDP) growth and seeming opportunities, China is a hard place for investors, whether for public equity investors or the General Electrics of the world doing foreign direct investment. I want to highlight some of the challenges and how Wasatch is approaching them.

One of the most powerful insights to be gained traveling through China is a sense of scale. When one sees the Great Wall or the Forbidden City one realizes these constructions required millions of laborers, took decades to build, and represented an empire that saw itself as central and huge. What does that mean today? Scale economics for China—being a massive country—apply. There are around 120 cities with more than one million inhabitants, some like Shanghai have 20 million, and many second tier cities have four to five million people. How much capital will it take for companies here to grow? Where will they obtain capital when state-owned banks are not friendly and control the banking sector? How many stores and distribution centers will they need? The sheer organizational and logistics challenges are great, in addition to dealing with local officials in different cities.

For smaller companies, a market this size presents unique challenges that do not exist for a small company in Finland or Thailand or Peru. Unless a company has scale or a special niche that can offer protection over a long period (e.g., proprietary software or a strong brand name), potential returns can get competed away fast. China can be regarded as hypercompetitive—many companies simply want to gain entry, hurting those already established. This is not unlike Japanese and Korean companies’ past obsession with market share at the expense of returns.

We believe much future growth for smaller companies will need to be financed by equity, so dilution is an ongoing challenge in general for China’s markets. Our preference is for companies focused on cash flow, which should allow for a virtuous reinvestment cycle and provide greater safety.

One of the biggest differences we see between China and India is the number of quality small companies. While in China state-owned companies and banks have taken a large role in the economy, in India it is much less this way. We see more sectors in India populated by high quality small companies—from banking to consumer staples to information technology (IT) consulting. Many of these companies have existed for decades and found competitive niches. Therefore, it may not surprise you that we currently hold a much larger percentage of the Fund in India compared to China.

The recent quarter was difficult and fearful for investors, with clear debt deflationary risks in developed markets, European fears badly hurting sentiment, and the risk of financial contagion. For emerging economies the risks have been inflationary. Global growth estimates have been coming down, which has begun to take pressure off emerging economies’ central banks that have been aiming to bring down inflation rates. Overall, we seem to be in a muddling through period in which sovereign debt issues and other economic developments around the world have created investor uncertainty.

OUTLOOK

We see some positive signs, even though Europe’s problems do not seem resolved. Yet, this does not seem like 2008 to us. Fundamentals in emerging economies still appear strong (countries like China, India and others are growing above 6%), there is scope for policy easing as inflation subsides, governments in these countries recognize the rebalancing needed to domestic growth, and value is appearing.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
International Growth	-7.77%	1.84%	9.90%
MSCI AC World Ex-U.S.A. Small Cap Index	-9.36%	0.73%	10.63%
MSCI World Ex-U.S.A. Small Cap Index	-5.63%	-1.21%	9.14%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.61%. The expense ratio shown elsewhere in this report may be different. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Rotork plc (United Kingdom)	2.7%
Wirecard AG (Germany)	2.3%
Mahindra & Mahindra Financial Services Ltd. (India)	2.3%
Gruh Finance Ltd. (India)	2.2%
Abcam plc (United Kingdom)	2.0%

Company	% of Net Assets
First Pacific Co. Ltd. (Hong Kong)	1.7%
Start Today Co. Ltd. (Japan)	1.7%
SJM Holdings Ltd. (Hong Kong)	1.7%
PT Semen Gresik (Persero) Tbk (Indonesia)	1.6%
Immunodiagnostic Systems Holdings plc (United Kingdom)	1.6%

*	As of September 30, 2011, there were 103 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: June 28, 2002. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz. Prior to June 30, 2011, Blake Walker was a co-manager for the Fund with Mr. Edgley.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW In the last year, the Wasatch International Opportunities Fund returned -10.49% versus -9.36% for its benchmark, the MSCI AC World Ex-U.S.A. Small Cap Index. In the

last six months, investors have preferred the stocks of larger companies, affecting the performance of our stocks, which are smaller than those in the Index. In sector terms, we outperformed the Index in health care, information technology (IT), and financials. Our worst relative performance was in consumer staples. In energy and materials, investing in smaller companies below US$1 billion capitalization is a difficult exercise, and we are re-thinking our strategy there. In terms of countries, we did relatively well in Japan, Korea, Germany and the United Kingdom. The emerging markets were a drag on performance for the last quarter, however, we expect valuations and fundamentals to attract investors back.

DETAILS OF THE YEAR

It might be worth discussing some things we have learned in the past five years. We believe the Fund was the first international micro cap fund launched, with a focus on companies with under $1 billion market capitalizations. What is exciting about this universe internationally is that it is much larger than the U.S. micro cap universe, and growing with initial public offerings, especially in emerging markets.

We have also learned that high quality companies still in their early growth phase tend to be in the consumer, health care, information technology and financials sectors. In many cases, these are companies oriented to domestic growth in their economies. The domestic growth prospects in many countries tend to be strong. Even in Japan, high smart phone penetration has meant high adoption of mobile Internet applications, where we do see some exciting growth companies. High quality micro cap companies are less available in the materials and energy sectors. World-class resources in coal or copper etc. are usually found in larger companies.

It is worth highlighting why the international team continues to be truly excited about the long-term opportunities for this Fund, despite these difficult equity markets. The same Wasatch team covers this Fund as our other international and emerging funds, so when we visit Brazil or Japan we have multiple eyes reviewing companies. The asset size of the Fund means it can take positions in companies larger funds cannot. We see many companies with market capitalizations of $100 to $300 million where the founders have significant ownership, often over 50%, so the number of shares available to public investors is small. Analyst coverage is often limited or non-existent. Many of these companies have strong balance sheets. We believe the best companies are well-positioned for the long run in their chosen niches.

For example, Craneware, an Edinburgh-based software company that provides billing solutions for U.S. hospitals has shown substantial growth and progress in the last five years with high recurring revenues. The company has a market capitalization of US$250 million and the founders still own close to 50%. In Japan, MonotaRO is a distributor of industrial products using an online model. We see this company as having the potential to transform its industry. In 2010, MonotaRO grew revenues 24%. In Indonesia, we own Hexindo, which distributes Hitachi and John Deere equipment to the construction and agricultural industries. Although Hexindo has a US$700 million capitalization, Hitachi has the majority ownership so the number of public shares available is small.

During the third quarter, the Fund returned -16.10%, while the benchmark returned -20.04%. The Fund has been in existence for over five years and has top quartile performance in Morningstar’s Foreign Small/Mid Growth category, based on its total return over the last three- and five-year periods (out of 129 and 106 funds, respectively) as of September 30, 2011.* We will not be resting on our laurels, as these are difficult periods for investing, and the structural long term economic issues facing developed countries mean their markets will be challenging to all investors. Valuations look attractive to us. We do not see a repeat of 2008, however, even as we have seen across-the-board selling in a number of our markets. Our perspective is long term and we expect to be adding to positions at the present time.

OUTLOOK

Given what is happening in Europe, it is worth mentioning how the portfolio is positioned there. We have not been seeking broad growth companies, as we expect gross domestic product (GDP) growth across Europe to be constrained for many years. However, we believe there will continue to be small, exceptional companies (like Craneware) that should be able to outperform their economies by virtue of the innovation or efficiency they offer customers. The financials sector is underweight in the Fund. This is partly due to the lack of quality financial companies in the universe and because we do not own any European banks in the portfolio.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*	The Morningstar percentile ranking for the Wasatch International Opportunities Fund was derived using the total return of the performance figure associated with its 5-year period as of 9/30/11. The Fund was ranked against the following numbers of U.S.-domiciled Foreign Small/Mid Growth funds over the following time periods: 159 funds in the last year, 129 in the last three years, and 106 funds in the last five years. With respect to these Foreign Small/Mid Growth funds, the Fund received a percentile rank of 78, 7, and 12 for its 1-, 3-, and 5-year periods, respectively. The percentile rank is the rank of a fund among its category peers, which rank is based on a comparison of a fund’s total return performance against its peers over a given time period. Past performance is not indicative of future results. © 2011 Morningstar, Inc. All rights reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	-10.49%	2.60%	6.69%
MSCI AC World Ex-U.S.A. Small Cap Index	-9.36%	0.73%	5.30%
MSCI World Ex-U.S.A. Small Cap Index	-5.63%	-1.21%	3.34%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.62%. The Net Expenses are 2.26%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Kakaku.com, Inc. (Japan)	2.1%
MonotaRO Co. Ltd. (Japan)	2.0%
PT Mitra Adiperkasa Tbk (Indonesia)	1.8%
Daum Communications Corp. (Korea)	1.5%
KPJ Healthcare Berhad (Malaysia)	1.4%

Company	% of Net Assets
Olvi Oyj, Class A (Finland)	1.4%
PT Hexindo Adiperkasa Tbk (Indonesia)	1.4%
PT Resource Alam Indonesia Tbk (Indonesia)	1.3%
Tikkurila Oyj (Finland)	1.3%
Coastal Energy Co. (United Kingdom)	1.3%

*	As of September 30, 2011, there were 115 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: January 27, 2005. The Fund has changed its primary benchmark from the MSCI World Ex-U.S.A. Small Cap Index to the MSCI AC World Ex-U.S.A. Small Cap Index. The Advisor believes the MSCI AC World Ex-U.S.A. Small Cap Index more closely tracks the Fund’s foreign micro cap holdings. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX) — Management Discussion (formerly Wasatch-1st Source Income Equity Fund)	SEPTEMBER 30, 2011

The Wasatch Large Cap Fund is managed by a team of Wasatch portfolio managers led by Ralph Shive and Michael Shinnick.

Ralph C. Shive, CFA Portfolio Manager	Michael L. Shinnick Portfolio Manager	OVERVIEW The Wasatch Large Cap Value Fund returned -5.08% during the 12 months ended September 30 2011, lagging the -1.89% return for the Russell 1000 Value Index.

After a strong start, equity markets faltered over the second half of the fiscal period. Aftershocks have continued to be felt from the earthquake otherwise known as the Global Financial Crisis, primarily in the eurozone but also flowing into U.S. financial markets and global financial market psychology. While we have been appropriately skeptical about the sustainability of the recent government intervention-driven rebound, we did not anticipate the severity of recent events and ramifications for the U.S. stock market. It appears that the painful process of multiple countries adjusting to the need to live within their means has been overriding a muted recovery.

DETAILS OF THE YEAR

The largest detractor from the Fund’s performance relative to the Index for the annual period was our overweight exposure to the information technology sector. Two notable laggards were mobile phone manufacturer Nokia, which we have sold, and information technology solutions vendor Computer Sciences, which we continue to hold based on what we believe is a reasonably healthy outlook for its business. We had difficulty in stock picking within the consumer discretionary sector as well, as exemplified by Best Buy. We thought Best Buy was inexpensive; however, investors viewed online competitors such as Amazon.com as presenting a structural issue and Best Buy’s valuation declined dramatically during the year. We continue to hold the stock and believe it can appreciate despite our modest outlook for consumer spending.

The largest contributors to performance versus the Index for the 12 months were an overweight exposure to energy and an underweight exposure to financials. Within energy, pipeline firm Williams Cos., Inc. was a standout. Williams decided to spin off its exploration and production operation from its pipeline business, news that was accompanied by a 60% dividend increase.

Other positive contributors included McKesson, a dominant provider of medical supplies and pharmaceutical products to the health care sector with consumer staples-type characteristics. Semiconductor manufacturer Intel added value as well. The stock had been hurt by a lack of presence in the mobile phone market and a slowdown in the personal computer (PC) shipment outlook. We added to our Intel holdings several times and the stock performed well over the period.

With respect to the most recent quarter, declines were broad based, resulting in few positive performers to report. We were hurt, in particular, by being overweight relative to the Index in information technology, as exemplified by Hewlett-Packard. Management missteps and weakening PC shipments caused the stock to decline. We continue to hold HP but at a reduced level.

Another weak sector in the quarter was energy, as world gross domestic product (GDP) expectations shrank and a stronger dollar hurt commodity sectors. Marathon Oil was a leading detractor. At this point with a price-to-earnings ratio of six and a 3% dividend yield we see the stock as attractive and have maintained our position.

We had thought prices for defense-related stocks reflected much of the pessimism regarding future government budget cutting, but the group continued to weaken across the board. This included L-3 Communications, a manufacturer of a broad range of specialized communications, intelligence and avionic equipment for the defense industry around the world. We believe that management has room to take action to reduce costs equivalent to reduced orders should the feared budget cuts come about, and we continue to hold the stock.

Our underweighting of financials continued to help performance versus the Index, although several of our holdings there were hit hard in the quarter. A couple of our utilities holdings were among our top contributors, in particular, American Waterworks. The stock benefited from the stability of its business and attractive dividend yield, as well as the positive secular theme that water is an increasingly precious resource. Current and future holdings are subject to risk.

OUTLOOK

The recent correction has anticipated a lot of problems. Current stock valuations and yields look quite appealing to us in a zero interest rate world. We are hopeful that—at least in the U.S.—voters and politicians will begin to address structural budgetary issues. If Europe can stabilize and the U.S. can implement meaningful policy decisions, we think valuations are so low that significant price appreciation can ensue.

The biggest unknown is whether the U.S. will enter into a recession, as defined by a dramatic fall in corporate earnings. While global growth expectations have weakened, we don’t see it as likely that there will be a collapse in growth as in 2008. We have not had a long enough or strong enough recovery to have built up the excesses that usually precede recessions.

We are tracking our companies’ earnings and outlooks closely to see what they tell us about whether we are in a “soft patch” in a weak recovery or on the edge of recession. So far, despite an uptick in disappointments in the most recent quarter, earnings have remained fairly strong for most companies. We believe the Fund has the potential to provide positive returns as conditions stabilize.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH LARGE CAP VALUE FUND (FMIEX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Large Cap Value*	-5.08%	-0.20%	6.05%
Russell 1000® Value Index	-1.89%	-3.53%	3.36%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are 1.13%. The Net Expenses are 1.10%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

*	As of January 31, 2011, the Wasatch-1st Source Income Equity Fund changed its name to the Wasatch Large Cap Value Fund.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Intel Corp.	2.2%
Exxon Mobil Corp.	2.2%
ConocoPhillips	2.1%
Verizon Communications, Inc.	2.0%
Chevron Corp.	1.8%

Company	% of Net Assets
JPMorgan Chase & Co.	1.8%
Wal-Mart Stores, Inc.	1.8%
Williams Cos., Inc. (The)	1.8%
AT&T, Inc.	1.8%
Barrick Gold Corp. (Canada)	1.7%

**	As of September 30, 2011, there were 74 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX) — Management Discussion (formerly Wasatch-1st Source Long/Short Fund)	SEPTEMBER 30, 2011

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Ralph Shive.

Michael L. Shinnick Portfolio Manager	Ralph C. Shive, CFA Portfolio Manager	OVERVIEW The Fund provided a positive return for the trailing 12-month period, which essentially matched the S&P 500 and exceeded the Citigroup U.S. Domestic 3-Month Treasury

Bills Index. The first two quarters saw positive equity performance while returns were negative over the last two quarters. We believe the Federal Reserve’s (Fed) QE2 program was a key driver in the shift in performance trends. The Fed was active early in the period, which supported asset prices. As the Fed wound down its support and the European debt crisis emerged more fully, markets faltered.

DETAILS OF THE YEAR

Both the long and short positions provided positive returns for the 12 months. Successful stock picks were the result of company-specific research ideas rather than any theme in the portfolio, and included computer systems manufacturer Silicon Graphics, storage solutions provider Iron Mountain, and mobile phone manufacturer Motorola Mobility. We built a position in Silicon Graphics beginning in late 2009, and we believe the company is well-positioned to continue to benefit from the trends toward cloud and open architecture computing. Iron Mountain has benefited from the strong cash flow inherent in its business. Motorola’s stock price rose dramatically as the result of a takeover offer by Google, inspired in large part by Motorola’s strong patent portfolio.

Detractors on the long side were also the result of company-specific ideas. These included call center outsourcing solutions firm Convergys, network management and security company Blue Coat Systems, and retailer Best Buy. Convergys, as a smaller cap stock, was particularly hard hit by investors’ flight to safety late in the period. We see tremendous value in the company given its cash balances and planned share buy backs. We believe the company’s balance sheet should backstop it at current levels and we added to our holdings on weakness.

Blue Coat is a technology company with significant web security and network optimization business lines. The company was a turnaround story. The stock moved up on news of a management change in 2010, but suffered in recent quarters as it became clear that it would take longer than initially expected to see a turnaround. As turnaround efforts stalled, the CEO was abruptly replaced and we took that as a signal to begin to reduce our position. In retrospect, such a turnaround story should not have been a top holding; however, we still see value in the company and retain a smaller position.

Best Buy suffered from fears over consumer spending on discretionary items. The focus has changed for Best Buy, which is no longer a growth company, but more of a return on capital business with a primary focus on capital allocation. We have been encouraged by management plans to meaningfully increase share buy backs, and indeed earnings targets have been raised due to aggressive share buy backs over the trailing 12 months. Best Buy carries one of the more attractive valuations in the portfolio and we have added to the position on recent weakness.

On a sector level, long positions within energy added significantly to performance, while our selections within financials detracted. Within financials, we have carried a meaningful overweight to the insurance industry including Unum Group, Allstate, and Loews. Our view is that the business models for insurers are much more defensive than for banks that require daily access to liquidity and involve exposure to stressed lending portfolios. We believe that the discounts to book value at which these companies are trading will eventually close aiding performance relative to the S&P 500.

For the third quarter of 2011, the Fund lost money, although less than the S&P 500. The primary detractors were energy and cyclical exposures. We used the sell off in August and September to rotate some names on the long side in order to manage the Fund’s tax position. This involved selling some stocks at a loss and purchasing comparable names in order to maintain exposure to similar investment ideas. As an example, we sold Bluecoat while building Akamai Technologies back up to a top 10 holding. We believe Akamai has a superlative balance sheet and we have a great deal of confidence in its business model, which is based on delivering solutions for real time e-commerce and video over the Internet. Current and future holdings are subject to risk.

OUTLOOK

The Fund’s net long position continues to be 60% or higher. From an opportunity set standpoint, we see highly attractive valuations on the long side, and we are more interested in the long side than shorting opportunities at this time. However, we will maintain flexibility to change our stance as market conditions unfold.

Our outlook is for continued volatility in the financial markets as government debt concerns remain at the forefront in Europe. The recent decline in energy prices should provide some relief to U.S. consumers and we have been looking to increase exposure to consumer-related stocks. Examples include a new position in Advance Auto Parts and an increased weighting in Target. We believe the Fund is well positioned to benefit from future market advances while providing the potential for lower volatility.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH LONG/SHORT FUND (FMLSX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 8/1/03
Long/Short*	0.98%	3.26%	4.82%
S&P 500 Index	1.14%	-1.18%	3.71%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.11%	1.62%	1.98%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are 1.71%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund makes short sales of securities which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	As of January 31, 2011, the Wasatch-1st Source Long/Short Fund changed its name to the Wasatch Long/Short Fund.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Wal-Mart Stores, Inc.	4.7%
Convergys Corp.	4.2%
Loews Corp.	3.4%
CNA Financial Corp.	3.3%
Best Buy Co., Inc.	3.2%

Company	% of Net Assets
Unum Group	3.2%
Visa, Inc., Class A	3.1%
Newmont Mining Corp.	3.0%
Cisco Systems, Inc.	2.8%
Akamai Technologies, Inc.	2.6%

**	As of September 30, 2011, there were 47 long and 14 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: August 1, 2003. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Fund returned -0.90% in the 12 months ended September 30, 2011, outperforming the -4.83% return of the Russell Microcap Index. The Fund had a strong gain heading into the final stretch of the annual period. However, that gain was erased in the third quarter when stock prices tumbled. During the quarter, the Fund returned -20.72% but was more resilient than the Index, which returned -22.68%.

Our relative outperformance over the year and the quarter was due in part to an increased focus on higher-growth companies. With the problems facing the United States, such as the large federal debt and high unemployment, our belief has been that economic growth would be below average for a while. We have also thought that investors would seek out growth in the challenging environment. Our expectations have been playing out, and our best-performing stocks have tended to be faster growers.

DETAILS OF THE YEAR

Information technology (IT) was a key area of strength in the portfolio during the year, and OPNET Technologies was the top contributor in the Fund. OPNET provides products used to manage communication networks and software applications. The company has been investing in its application performance management (APM) business, and those investments are paying off. Sales bookings for APM products are accelerating, and operating margins are starting to expand. IPG Photonics and Interactive Intelligence are other rapidly growing technology companies whose stocks did exceptionally well.

Outside of technology, Hibbett Sports and Peet’s Coffee & Tea delivered strong gains. Hibbett, a sporting goods retailer, is benefiting from effective inventory management and innovations in athletic footwear that are fueling consumer demand. Peet’s sells specialty beverages in grocery stores and company-owned retail locations. Revenues have been growing at a healthy pace, led by strength in the grocery channel where Peet’s is increasing its presence in Target and Wal-Mart stores.*

Three of the largest detractors during the year were Big 5 Sporting Goods, Resources Connection and NuVasive. Same-store-sales growth at retailer Big 5 has been weak, reflecting the challenging economic backdrop. Resources Connection provides high-level accounting professionals on a temporary basis. Revenues have been increasing on a year-over-year basis, but margins are trending lower as the difference between bill rates and pay rates narrows. NuVasive, a medical device manufacturer, is facing several headwinds, including a difficult reimbursement environment and heightened competition. Despite the weakness in these stocks, we remain comfortable with their risk-reward profiles and continue to own them.

During the third quarter, concerns about the European debt crisis and slowing global growth made investors very risk averse. Many of our stocks in economically sensitive areas of the market, like energy, materials and industrials, did poorly given the worries about the economy. For example, STR Holdings was the biggest detractor in the portfolio. This leading supplier of materials for solar panels reported results and guidance below expectations due to an oversupply of panels globally. CAI International, a container leasing and management company, and Vitran, a provider of trucking and logistics services, were also major detractors.

Other stocks lagged for company-specific reasons, such as Icon and Gordmans Stores. Icon is a contract research organization that runs clinical studies for biotechnology and pharmaceutical firms. The company is incurring up-front costs related to a large new strategic partnership, and these costs will impact near-term operating performance. Gordmans, a big-box discount retailer, reported flat same-store-sales growth and indicated that same-store-sales could remain flat for the rest of 2011. While this is disappointing, we think Gordmans has a differentiated retail concept that should drive strong growth for the company over time.

A number of our other holdings escaped the third quarter downturn in the market. One of them was NetLogic Microsystems, a semiconductor supplier that was acquired at a large premium. Akorn and Computer Programs and Systems also had positive returns. Both companies reported strong sales and earnings growth that beat expectations. Akorn is a generic drug manufacturer whose margins and product pipeline are starting to capture Wall Street’s attention. Computer Programs and Systems provides IT solutions to small hospitals and is benefiting from the government’s push for electronic medical records. Current and future holdings are subject to risk.

OUTLOOK

It is hard to feel positive about the economy right now. The lack of meaningful job creation has kept the unemployment rate stuck above 9% for the better part of two years. The housing market continues to bottom, and consumers are working to reduce their debt loads. The U.S. government and governments in Europe are also trying to get their finances in order.

Although it seems unlikely that a robust economic recovery is around the corner, we are optimistic about micro cap investing. The world is full of interesting micro cap companies that should be able to grow regardless of broad trends in the economy—companies that are well-managed, have unique products and services, and are small players in big markets. We are constantly searching for these types of names and are confident in our ability to find them. Evidence of this, our portfolio companies have been reporting strong earnings growth in the weak economy.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*	As of September 30, 2011, the Wasatch Micro Cap Fund was not invested in Target Corp. or Wal-Mart Stores, Inc.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	-0.90%	-2.51%	7.00%
Russell Microcap® Index	-4.83%	-4.36%	5.28%
Russell 2000® Index	-3.53%	-1.02%	6.12%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.21%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
CorVel Corp.	3.5%
Power Integrations, Inc.	3.2%
Hibbett Sports, Inc.	2.7%
DFC Global Corp.	2.5%
Interactive Intelligence Group, Inc.	2.0%

Company	% of Net Assets
OPNET Technologies, Inc.	1.7%
Diamond Hill Investment Group, Inc.	1.7%
Peet’s Coffee & Tea, Inc.	1.6%
Wirecard AG (Germany)	1.6%
MEDTOX Scientific, Inc.	1.6%

*	As of September 30, 2011, there were 97 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Fund has changed its primary benchmark from the Russell 2000 Index to the Russell Microcap Index. The Advisor believes the Russell Microcap Index more closely tracks the Fund’s micro cap holdings. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

Equity markets encountered a stiff headwind in the second and third quarters of 2011, after enjoying positive results in the final quarter of 2010 and first three months of 2011. The U.S. market succumbed to concerns about budget deficits, sluggish growth, and persistently high unemployment that crimped consumer spending. The global markets’ downturn was fueled by concerns that Greece’s debt crisis would reverberate across the eurozone. When there’s actual or perceived slowing in the economy, small- and micro-cap stocks tend to get hit harder than their larger counterparts. Emerging markets can also feel the pain, as investors retreat to more-established economies considered to be less volatile.

Against this difficult backdrop, for the third quarter of 2011 the Wasatch Micro Cap Value Fund returned -19.42%. While we do not find much comfort in outperformance in the face of such losses, this result did place the Fund ahead of the benchmark Russell Microcap Index, which returned -22.68% over the same period. Individual stock selection and our sensitivity to stock valuations both played roles in this outperformance. For the 12 months ended September 30, 2011, the Fund more closely tracked its benchmark, posting a return of -5.88% while the Russell Microcap Index returned -4.83%. Our international stocks contributed to underperformance for the year. Further, our valuation-sensitive approach hurt the Fund’s relative performance earlier in the year, when momentum-driven stocks outperformed.

DETAILS OF THE YEAR

We base our investment approach on selecting individual stocks through fundamental research, with close attention to valuations, rather than trying to predict macroeconomic trends and pick stocks most likely to benefit from them. We look for companies that have strong balance sheets, offer niche-type products that can be hard to duplicate, and have the potential to grow and take market share even if the economic climate isn’t entirely favorable.

For example, our strongest-contributing stock for the year was OPNET Technologies, a provider of tools that help corporate information technology (IT) departments monitor and trouble-shoot issues in their cloud-based computing systems. The company has experienced good profitability and revenue growth largely because of the trend toward cloud computing and away from traditional computer networks—a shift that hasn’t really been slowed by economic concerns, as cloud systems offer the potential for greater efficiency and flexible capacity. With servers and other devices no longer in a fixed geographic location, IT managers need new tools to help them track down and correct network traffic-flow problems, and OPNET provides them.

In a similar vein, one of our top contributors for the most recent quarter was Fabrinet, a maker of optical components used in a range of communications and industrial devices. Many of the components Fabrinet makes are used in Internet applications on mobile devices, an area that has seen considerable growth despite the weak economic backdrop, and where we anticipate seeing continued expansion even if economic growth remains slow. The company’s share price took a dip earlier this year due to temporary concerns about inventory levels, giving us an opportunity to add it at what we believed was an attractive price.

A number of our holdings fall into an area we think of as alternative finance. These are companies that offer financial products to credit-constrained consumers who may have been closed out of traditional borrowing venues. Advance America Cash Advance Centers, First Cash Financial Services and DFC Global offer payday loans, operate pawn stores, and provide other loans to their customers. Demand for these financial services is driven not just by pressure on consumers, but also by a tougher regulatory environment for banks. Limitations on late fees and other charges may reduce banks’ willingness to work with higher-risk borrowers.

Of course, not every company can dodge the impact of economic doldrums. CAI International, which owns and leases intermodal shipping containers, was among our greatest detractors from performance for the quarter and year. It’s understandable that a company dependent on manufacturing and international trade would see its stock price suffer in the current environment, but at this point we believe the selling is overdone. At the quarter’s end, CAI’s stock price reflected a valuation below its liquidation value. We believe that in time investors will recognize that trade has not come to an absolute halt, and bring CAI’s share price up to a more rational level. In the meantime, the company has announced a share buyback. Current and future holdings are subject to risk.

OUTLOOK

The outlook for the next several months remains uncertain. Among the questions investors are eager to see answered is whether Europe will be able to achieve any resolution to the debt crisis emanating from Greece and threatening to bring down the entire region. On the domestic side, of course, there remain many questions regarding what, if any, actions the White House or Congress may take to spur economic growth and ease unemployment.

Despite the unclear prospects for global economies, we think the companies we own are for the most part in relatively healthy positions that should help them to withstand the current challenges. An area we’re beginning to pay a little more attention to is companies that offer “little luxuries,” such as Caribou Coffee Co. and Krispy Kreme Doughnuts. Such companies may find their appeal increasing as beleaguered consumers turn to their products for a little affordable enjoyment.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Micro Cap Value	-5.88%	1.54%	8.70%
Russell Microcap® Index	-4.83%	-4.36%	2.67%
Russell 2000® Index	-3.53%	-1.02%	5.30%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.43%. The Net Expenses are 2.32%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Virtus Investment Partners, Inc.	2.6%
First Cash Financial Services, Inc.	2.4%
DFC Global Corp.	2.1%
Encore Capital Group, Inc.	2.1%
Franklin Electric Co., Inc.	1.7%

Company	% of Net Assets
Huron Consulting Group, Inc.	1.7%
Haynes International, Inc.	1.6%
Fundtech Ltd. (Israel)	1.5%
Caribou Coffee Co., Inc.	1.4%
Advance America Cash Advance Centers, Inc.	1.3%

*	As of September 30, 2011, there were 106 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: July 28, 2003. The Fund has changed its primary benchmark from the Russell 2000 Index to the Russell Microcap Index. The Advisor believes the Russell Microcap Index more closely tracks the Fund’s micro cap holdings. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon.

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund gained 3.30% in the 12 months ended September 30, 2011. The Fund outperformed the Russell 2000 Growth Index, which returned -1.12%, and the Russell 2000 Index, which returned -3.53%. During the third quarter of 2011, the Fund’s total return was -16.91%. However, it was more resilient than the Russell 2000 Growth and Russell 2000 indices, which declined
-22.25% and -21.87%, respectively.

For some time now, we have envisioned a discouragingly low-growth economic environment caused by excessive leverage. We have also believed that the types of companies we like to invest in—high-growth companies that are adding real value to the economy—would stand out in an environment where growth is hard to come by. These themes have been playing out, creating a favorable backdrop for our style of investing relative to the overall market.

DETAILS OF THE YEAR

One of the most powerful long-term investment themes we have identified is the need for businesses to be more efficient as they compete in a lower-growth and more competitive global economy. Companies are clearly looking to increase productivity without increasing headcount. One of the best ways to accomplish this is to invest in technology-related products and services with compelling economic paybacks. Companies like Riverbed Technology, F5 Networks and Ultimate Software are benefiting from this focus on delivering efficiency. These stocks were top performers in the Fund during the year.

NetLogic Microsystems was another big winner in technology. On September 12, this fast-growing semiconductor supplier announced that it was being acquired by Broadcom,* a larger semiconductor company. Broadcom agreed to pay $50 a share in cash, which was a 57% premium over NetLogic’s prior day closing price. As noted above, we believe true growth is rare and prized in today’s economy. The premium Broadcom is paying for NetLogic is strong evidence of this. Hsu Fu Chi International and optionsXpress were other holdings that were recently acquired at premiums. LoopNet has also announced that it will be acquired before the end of the year. These stocks produced significant gains for the Fund.

Two of the biggest detractors in the portfolio were Vistaprint and STR Holdings. Vistaprint sells marketing products and services over the Internet. The company announced plans to make substantial investments in its business, and investors reacted negatively to the news because these investments will impact near-term operating results. We think Vistaprint’s long-term strategy makes sense and continue to own the stock. STR makes encapsulants, which are films that hold solar modules together and protect their electrical circuitry. The company is being affected by rapidly declining pricing in the solar industry. We are careful about allocating capital to companies like STR that are in early-stage industries with unproven economics. We had less than a 1% weight in the stock coming into the year, and it is highly unlikely that we would invest further capital into a company at this early stage of development.

The third quarter of 2011 was the worst quarter for the U.S. stock market since the height of the financial crisis. Weak economic data, a political stalemate in Washington, and the lowering of the U.S. credit rating for the first time in history all added to the sense that the United States is unable to manage its finances. Overseas, the European debt crisis deepened, while China’s economy showed signs of slowing.

In this environment, some of our best-performing stocks compared to the broader market were those of stable growth companies with solid balance sheets. They included O’Reilly Automotive, Monro Muffler Brake and Peet’s Coffee & Tea. These three companies all enjoy stable or even counter-cyclical demand, something investors are obviously attracted to in times of economic uncertainty.

Not surprisingly, stocks in economically sensitive areas of the market, such as energy and transportation, were hard hit during the quarter. As a result of the pressure on these market segments, most of our favorite cyclical growth companies, such as Dril-Quip, Graco and Knight Transportation were all down significantly. We like the quality of these companies and our inclination is to buy quality companies when stock prices decline.

In fact, we have been spending cash aggressively during the market downturn. This is not a statement on where we see the direction of the market—we would never claim to have market timing expertise. Instead, we are always looking to invest in quality growth companies at reasonable valuations. Valuations were a concern for us at the beginning of 2011. Today, those worries have evaporated with the recent sell-off, and we have been increasing our weights in some of our favorite existing names and adding a few new names to the Fund.

OUTLOOK

Earnings have rebounded coming out of the recession, but the easy comparisons are behind us. As we return to a more normalized earnings environment, there will be greater visibility into companies’ true underlying growth rates. Our models suggest that our portfolio companies are on track to deliver mid-teens growth in the upcoming reporting season. These growth rates are in line with our long-run target and compare favorably to the estimated growth rate for the small cap market as a whole.** Between the growth prospects of our companies and their valuations, we believe the Fund is properly positioned for long-run success.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*	As of September 30, 2011, the Wasatch Small Cap Growth Fund was not invested in Broadcom Corp.

**	The median estimated third-quarter earnings growth rate for the broad small cap market is 9.1% according to Bank of America-Merrill Lynch in a report dated September 27, 2011.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	3.30%	3.14%	6.90%
Russell 2000® Growth Index	-1.12%	0.96%	5.45%
Russell 2000® Index	-3.53%	-1.02%	6.12%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.28%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Knight Transportation, Inc.	4.3%
Power Integrations, Inc.	4.1%
Ultimate Software Group, Inc.	3.8%
Peet’s Coffee & Tea, Inc.	2.8%
Life Time Fitness, Inc.	2.7%

Company	% of Net Assets
Hibbett Sports, Inc.	2.6%
MSC Industrial Direct Co., Inc., Class A	2.4%
Wirecard AG (Germany)	2.3%
NetLogic Microsystems, Inc.	2.1%
Hittite Microwave Corp.	2.0%

*	As of September 30, 2011, there were 95 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins, MBA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Value Fund returned -19.38% in the third quarter and outperformed the Russell 2000 Value Index, which returned -21.47%. For the 12-month period ended September 30, 2011, the Fund returned 1.30%. In comparison, the Index finished in the red with a return of -5.99%.

Our stock picks outperformed the Index in every sector except materials during the past year. We believe the most important factor in our strong relative performance was our steady approach of seeking to buy quality stocks whose values don’t reflect their potential for growth. This strategy has multiple elements. First, we own companies that we believe have strong business models or hardy balance sheets. If a company doesn’t have one or both of these attributes, we don’t want to hold it in the Fund. Second, we avoid “deep-value” stocks in favor of those with identifiable catalysts for improving earnings growth. We believe this approach helps insulate the Fund against the broader macroeconomic factors that influence day-to-day market volatility.

Another notable benefit of investing in higher quality companies is that we can feel comfortable taking advantage of share price weakness to establish or add to existing positions at attractive levels. Our strategy of buying strong companies at a discount has been a key factor contributing to performance during the past year and over the longer-term, as it has often allowed us to capitalize on market volatility rather than be hurt by it.

DETAILS OF THE YEAR

The Fund’s sector positioning played a key role in its outperformance. We have held an underweight in financials for several years, as we have had difficulty finding companies—particularly within the banking industry—that can deliver reliable growth. At the same time, we have capitalized on opportunities in other segments of the financial sector, such as consumer lending companies. This positioning helped performance in the past year, as bank stocks remained under severe pressure and our consumer finance holdings—Advance America Cash Advance Centers, DFC Global and United PanAm Financial—bucked the broader market trend and finished with returns of more than 50%.

Among individual stocks, our largest contributor for the 12-month period was Polycom. A “Fallen Angel” (our term for a one-time growth stock that stumbles and drops into value territory), Polycom has staged a strong rebound from its early-2009 lows. Another top performer was natural foods distributor Herbalife, whose share price rose over 80%. Improving fundamental strength in the company’s daily consumption model has enhanced its ability to sell products and recruit distributors. Our position in natural gas producer Petrohawk Energy also helped performance. Petrohawk gained nearly 55% in the third quarter after being bid for by BHP Billiton,* which enabled its shares to finish the annual period with a gain north of 130%. Two other portfolio holdings—Volcom and Vital Images—also were acquired at a premium during the past year.

The Fund’s leading detractor was American Reprographics, a blueprint provider that gave back its first quarter gains on fears that construction activity will remain depressed. Our positions in Big 5 Sporting Goods, Karnataka Bank, and Icon also hurt performance relative to the Index over the past 12 months. Current and future holdings are subject to risk.

In terms of portfolio activity, we remained focused on selling positions that had become overvalued and buying into companies that had become more attractively valued. The information technology sector, in particular, continued to be a source of new opportunities for the Fund. We like the strong balance sheets we find among technology companies, as well as the continual opportunities for individual companies to generate organic revenue growth through innovation and the introduction of new products.

OUTLOOK

Despite the worries that continue to hang over the global financial markets, we believe the companies in the portfolio can continue to grow. The small cap space, in particular, holds opportunities in that stock prices have fallen sharply, but small companies are generally not as sensitive to macroeconomic factors—particularly the problems in Europe—as large companies. Rarely are the opportunities to find compelling values greater than during the times when fear is most rampant.

No matter what’s happening on the macro level, our primary focus will always be on the inner workings of the individual companies we hold in the portfolio. We believe this disciplined approach—highlighted by our focus on companies that we believe have solid balance sheets and/or strong business models—will continue to provide the potential for market-beating results.

Thank you for your continued investment in the Fund.

*	As of September 30, 2011, the Wasatch Small Cap Value Fund was not invested in BHP Billiton Ltd.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value	1.30%	-1.56%	6.05%
Russell 2000® Value Index	-5.99%	-3.08%	6.47%
Russell 2000® Index	-3.53%	-1.02%	6.12%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are 1.97%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Copart, Inc.	4.3%
CorVel Corp.	3.6%
DFC Global Corp.	2.6%
Huron Consulting Group, Inc.	2.5%
HEICO Corp., Class A	2.4%

Company	% of Net Assets
Allegiant Travel Co.	2.1%
Body Central Corp.	2.0%
Old Dominion Freight Line, Inc.	2.0%
Skechers U.S.A., Inc., Class A	2.0%
Corporate Executive Board Co. (The)	2.0%

*	As of September 30, 2011, there were 76 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

During the third quarter, the stock markets experienced a significant pullback due to investor anxiety surrounding global economic events. Lack of political resolve to make difficult decisions seemed to wear on the patience of investors more than underlying economic fundamentals. While this “kick-the-can-down-the-road” mentality from politicians brought uncertainty to the stock market, headlines read worse than the actual performance of the economy. In particular, the U.S. appears to be plugging along, albeit with a two steps forward, one step back tempo.

The Wasatch Strategic Income Fund’s two benchmarks outperformed the Fund during the quarter. The S&P 500 Index declined 13.87%, while the Barclays Capital U.S. Aggregate Bond Index was up 3.82% as investors fled to the perceived safety of fixed income products, primarily U.S. Treasuries.

Unfortunately, investors’ fear that we might face a re-run of 2008 hit financial companies especially hard and the Fund was stung by their sizable retreat. Even though the Fund’s financial holdings outperformed those in the benchmark, the Fund’s higher concentration in this sector contributed to the Fund’s 14.58% decline. I was disappointed with this quarter’s performance and am continuing to explore ideas to temper the Fund’s risk exposure.

Despite the setback in the quarter, over the last 1-, 3- and 5-year periods the Fund has performed as we would have expected, providing returns between those of stocks and bonds. Ideally, this sweet spot is where I want to be. It has often allowed the Fund to outperform stocks during bearish equity environments while providing a more compelling total return than bonds when stocks are in favor. During September, the Fund’s 30-day SEC yield was 3.13%,* which is especially attractive in a near zero interest rate environment.

DETAILS OF THE YEAR

For the 12-months ended September 30, the Fund returned 3.94%, which outpaced the 1.14% appreciation of the S&P 500, and slightly trailed the 5.26% return of the Barclays Index.

Herbalife and Valeant Pharmaceuticals were the Fund’s top contributors during the last year. Herbalife, a nutritional supplement company, continued to implement its daily consumption model, which has boosted earnings and predictability based on its recurring revenue stream.

Valeant, a specialty pharmaceutical company, is one of the few companies in the Fund that does not currently pay a dividend. However, it has strong cash flow and I believe it should have the ability to pay a substantial dividend in the future. Investors have viewed favorably the company’s integration with Biovail and its attractive drug pipeline.

Another pharmaceutical company, Teva Pharmaceutical Industries, and NorthStar Realty Finance were the two largest detractors from performance. Both Teva and NorthStar remain two of the Fund’s largest holdings. I think that investors put too much emphasis on short-term concerns at the expense of probable long-run successful business execution. Teva develops and produces generic drugs, which have been increasing as an overall percentage of prescriptions filled, while NorthStar continues to show signs of fundamental business strength and features a double-digit dividend yield.

A purchase during the third quarter was Whiting Petroleum, which the Fund previously held. Whiting Petroleum was sold when I thought it was fully valued. I bought back the stock for a price 30% below the price at which I sold. Whiting excels at developing oil and gas properties and trades at a discount to my estimate of net asset value.

As a strategic reminder, I divide the Fund’s holdings into three different buckets:

1.	The first category consists of companies that are willing and able to pay growing dividends. McDonald’s is a poster child for this bucket, which contains about 60% of the Fund’s holdings.
2.	Another 30% or so goes into companies currently paying high dividends, but that have less potential to increase them in the future. This bucket includes many finance companies in the mortgage real estate investment trust and business development company space.
3.	Finally, the remaining allocation goes to companies like Valeant Pharmaceuticals that are currently paying small or no dividends but have strong cash flow that may allow them to pay significant dividends down the road.

OUTLOOK

While I wish I had better news, I think that the economy is going to muddle along for a while. I sense that rather than several months, the malaise may last for a few years. That’s not to say there won’t be opportunities to make money, but investors will need to be cautious not to get whipsawed by the likely volatility and instead make it work for them. I have mentioned in previous commentary my recommendation for “leaning against the wind.” By this I mean it is probably wise to lean a little bit against the widespread pessimism that occurs when you get economic headwinds like we are seeing now.

In the environment described above, the Fund should provide some stability with its defensive positioning. I am not trying to hit the ball out of the park. The Fund should move runners around the bases by stringing together a lot of singles and not by swinging for the long ball.

I believe that there are still great companies with healthy balance sheets, strong business models, innovative approaches, rising earnings growth and stellar yields that will provide outstanding investment opportunities. I look forward to the challenge of finding companies that merit a place in the Fund.

Thank you for the opportunity to invest your assets.

CFA®	is a trademark owned by CFA Institute.

*	The 30-day yield for the Strategic Income Fund is subsidized due to the Advisor’s contractual agreement to reimburse the Fund for certain expenses. Without this expense waiver the Fund’s yield would be lower.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	3.94%	0.11%	1.40%
S&P 500 Index	1.14%	-1.18%	-0.06%
Barclays Capital U.S. Aggregate Bond Index	5.26%	6.53%	6.30%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.96%. The Net Expenses are 1.62%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
CapitalSource, Inc.	4.9%
Visa, Inc., Class A	4.7%
MasterCard, Inc., Class A	4.6%
Capital One Financial Corp.	3.5%
NorthStar Realty Finance Corp.	3.5%

Company	% of Net Assets
Solar Senior Capital Ltd.	3.5%
Intel Corp.	3.3%
Herbalife Ltd.	3.1%
Two Harbors Investment Corp.	3.0%
Ares Capital Corp.	3.0%

*	As of September 30, 2011, there were 45 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	SEPTEMBER 30, 2011

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Portfolio Manager

OVERVIEW

After positive results in the fourth quarter of 2010 and first of 2011, this year’s second and third quarters have been marked by negative returns in the equity markets in the U.S. and around the world. Concerns about the Greek debt crisis and its potential to resound across Europe drove down international markets, while continued sluggish economic growth in the U.S. further dimmed investors’ interest in U.S. stocks.

In these changing and unusually challenging conditions, the Wasatch Ultra Growth Fund recorded a return of -17.51% for the third quarter, which placed it ahead of the Russell 2000 Growth Index, which posted a -22.25% return for the same period. For the 12-month period ended September 30, 2011, the Fund returned 1.57%, while the Russell 2000 Growth Index returned -1.12%.

Although we don’t like to overemphasize outperformance in the wake of recent losses, we believe our recent results illustrate the benefits of our bottom-up investment approach. In the current risk-averse environment, we believe our careful focus on identifying companies with the potential to generate strong earnings growth allowed the Fund to outperform the broader small cap market. Finding such companies is proving more elusive in the current climate, and despite the recent market downturn, they are not always available at valuations we find reasonable.

DETAILS OF THE YEAR

Sluggish economic growth around the globe has, understandably, made it more difficult for companies to produce the high level of earnings growth we target. Companies that do are not only interesting to us, but also to other investors and corporate suitors. That’s why we’re not surprised that two of our top contributors in the last 12 months—NetLogic Microsystems and Petrohawk Energy—were acquired during the period. With many companies sitting on significant stockpiles of cash and organic growth difficult to generate in the slow-growing economy, we anticipate that we may see other fast-growing companies acquired in the months ahead.

While the market selloff in the second half of the year was at times painful, it did afford us a number of opportunities to add new stocks to the portfolio and, in the process, upgrade its overall growth profile. Some of these new holdings have already begun to contribute positively to results.

One of these is Tangoe, which provides software and related services to help companies manage their mobile communications equipment and expenses. In an era when most companies work with a number of different telecommunications providers, Tangoe helps clients avoid inefficiencies and redundancies—and the accompanying costs—that can creep into their telecom budgets. Tangoe has done a good job of demonstrating to corporate information technology (IT) managers the return on investment its services can provide. We have met with Tangoe’s management team and have been impressed with their thoughtful, conservative, and knowledgeable approach to their industry.

One of our greatest detractors from performance for the year was NuVasive, a maker of devices used in minimally invasive spinal surgeries. While there has been considerable market enthusiasm for the company’s products, which can reduce costs and improve outcomes from back surgery, the company has had to contend with some insurers’ reluctance to pay for elective back surgeries. A weak job market has also affected demand for such surgeries, as many employees are reluctant to risk missing work even for an abbreviated recovery period. Finally, late in the year, NuVasive received a generally negative decision in a patent infringement case, and is now obliged to pay royalties to a competitor.

For the year, our position in international stocks—particularly those from India and China—had negative impact on the Fund’s overall performance. In the global climate of economic uncertainty, investors grew nervous about markets they perceived as being potentially more volatile, and withdrew assets from them. Despite this recent setback, for the long term we believe these markets have the potential to offer the higher rates of growth we seek, and we intend to keep a significant weighting in them.

OUTLOOK

We anticipate that the next few quarters could present significant challenges. Perhaps the greatest near-term risk is the situation in Europe. It remains to be seen how well other European Union members will deal with Greece’s difficulties, and what the global repercussions of their actions or inactions will be. In the U.S., unemployment appears likely to remain high, suggesting consumer spending will stay under pressure. There are some indications, however, that consumers are weary of cutting back and may be willing to start spending a little more on smaller luxuries, perhaps allowing companies providing those goods to experience a greater degree of growth. On the whole, however, we anticipate consumer spending to remain tepid.

Even in this difficult climate, we have a great deal of confidence in the earnings growth potential of the companies held by the Fund. For the past quarter, we had anticipated growth of about 19%, but it actually reached nearly 23%. Although in some cases company valuations may be a bit stretched, we don’t think they are too far out of line, particularly in light of our strong earnings growth outlook. We will, of course, continue to monitor valuations and adjust positions when we believe it’s appropriate. Our emphasis remains on identifying companies that have the potential to produce high rates of earnings growth, and whose stocks are available at prices that leave room for appreciation over time.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEAR	10 YEAR
Ultra Growth	1.57%	0.52%	5.08%
Russell 2000® Growth Index	-1.12%	0.96%	5.45%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.46%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	4.3%
Power Integrations, Inc.	3.7%
Greenspring Global Partners II-B, L.P.	3.3%
Silicon Laboratories, Inc.	2.7%
Hittite Microwave Corp.	2.5%

Company	% of Net Assets
MSCI, Inc., Class A	2.1%
MakeMyTrip Ltd. (India)	2.0%
Dollar Tree, Inc.	2.0%
DFC Global Corp.	1.9%
GlaxoSmithKline Consumer Healthcare Ltd. (India)	1.8%

*	As of September 30, 2011, there were 103 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Management Discussion (formerly Wasatch Global Science & Technology Fund)	SEPTEMBER 30, 2011

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The Wasatch World Innovators Fund returned 7.77% during the 12 months ended September 30, 2011, soundly outperforming the -6.04% return of the MSCI AC World IMI and the -4.72% return of the Russell 2000 Technology Index. We believe this strong performance reflects our approach, which seeks out the best growth companies in the world and has a specific focus on finding companies whose innovative business models are reshaping the industries in which they compete.

During the annual period, we refined the investment strategy that powers the Fund—a shift that is reflected in the name “World Innovators.” One of the important takeaways from the financial crisis of 2008 to 2009 was that being “growth investors” was just not good enough. There is real, healthy growth, and there is growth driven by acquisitions and financial wizardry. We spent a great deal of time this year on the definition of the type of growth company we want to own. The businesses we buy must sell products and services that customers can’t live without today and that will be just as important to them in five years. Company leadership must be as obsessed with execution and industrial innovations—sourcing, logistics, manufacturing, customer service, branding—as they are with developing innovative products. And these companies must exhibit consistent market share gains that tend to accelerate during economic downturns, which suggest the innovations the companies are working on have real world impact. We believe we have populated the portfolio with companies that are changing the game in the industries in which they compete, and this was reflected in our 12-month performance results.

DETAILS OF THE YEAR

Our top five contributors for the annual period were Start Today (Japan), Daum Communications (Korea), Apple, Alliance Data Systems and OPNET Technologies. The common ground among the Fund’s winners was that the market was surprised by how mildly affected they were by the sluggish economy—exactly as we expected our innovators to perform. As a result, a number of Fund holdings were lifted by two factors: first, better-than-expected earnings growth; and second, expanded valuation multiples that reflected investors’ appreciation for stellar performance. We sold Daum as we deemed its valuation as being too high, but we continue to own the rest of the companies on our list of top contributors. It’s worth mentioning that none of our big winners were driven by some sort of one-time event, none were acquired, and none won a court decision or had one hot new product. Instead, they simply executed their business models.

Our two largest detractors, Netflix and Akamai Technologies, are companies that we believe to have great future prospects. What we got wrong was paying too high a valuation when we added them to the Fund. We don’t classify either as broken investments at this point, and we continue to hold them in the portfolio. Teva Pharmaceutical Industries, our third-largest detractor, fell victim to some bad news regarding trial results during the past year. We continue to believe in the longer-term theme of globalization/democratization of Western medical solutions, and generic drug makers should benefit from the trend toward increased volumes without the price pressure risk faced by pure branded drug-makers. Our fourth-largest detractor, BCD Semiconductor Manufacturing, is a recent initial public offering (IPO) that was hit hard in the late summer downturn due to its status as a newly public company in a cyclical industry.

In terms of performance specific to the third quarter, very few of our holdings finished the period with positive absolute returns given how poorly the market performed during the period. That said, Apple (our largest position) gained nearly 14%, and several of our Asian investments—including Daum Communications in Korea and MonotaRO, Start Today and Trancom in Japan—also experienced decent share price increases. In the aggregate, our holdings declined far less than the market as a whole. We were not surprised by this development, as it is part of our thesis that the gap between the performance of world innovators and the rest of the market should widen when stocks decline. Notable third-quarter detractors were Netflix, Altera, Diagnosticos da America (Brazil), Valeant Pharmaceuticals, and DiaSorin (Italy). Current and future holdings are subject to risk.

OUTLOOK

Our prognosis for the global economy has been consistent since the financial crisis: we expect a slow recovery and unusually choppy stock markets as the world copes with a long and painful debt hangover with no easy cure. However, we believe innovators will be the exception. Most of the companies in the portfolio have reported rapid sales growth and increased cash flows over the past three years in the face of a dismal economy. We believe their lead over their competitors should increase at an accelerated rate for two important reasons: customers are more open to trying new, innovative ideas in order to survive, and innovators will get into a virtuous circle as they take market share, increase their cash flows, and reinvest capital in their businesses. At the same time, their entrenched legacy competition will find that access to easy money has dried up as banks look less kindly on deteriorating financials. In short, we are optimistic that we can continue to deliver strong performance despite the slow-growth economy.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEAR	10 YEAR
World Innovators*	7.77%	3.75%	8.11%
MSCI AC World IMI	-6.04%	-1.26%	5.24%
Russell 2000 Technology Index	-4.72%	2.66%	4.52%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are 2.05%. The Net Expenses are 1.96%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	As of April 1, 2011, the Wasatch Global Science & Technology Fund changed its name to the Wasatch World Innovators Fund.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Apple, Inc.	3.9%
Visa, Inc., Class A	3.5%
MasterCard, Inc., Class A	3.3%
Google, Inc., Class A	3.2%
DiaSorin S.p.A. (Italy)	2.6%
Altera Corp.	2.3%

Company	% of Net Assets
Wirecard AG (Germany)	2.3%
Teva Pharmaceutical Industries Ltd. ADR (Israel)	2.2%
Sartorius Stedim Biotech (France)	2.1%
Intel Corp.	2.1%

**	As of September 30, 2011, there were 91 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Fund has changed its primary benchmark from the Russell 2000 Technology Index to the MSCI AC World IMI. The Advisor believes the MSCI AC World IMI more accurately reflects the securities in which the Fund will invest. The MSCI AC World IMI (All Country World Investable Markets Index) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of large, mid, and small cap companies across developed and emerging markets throughout the world. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. You cannot invest directly in these or any indices.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	SEPTEMBER 30, 2011

Paul W. Gifford, CFA Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income Fund returned 1.47% for the third quarter of 2011. During this time, the Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 2.39%. Fund and Index returns were positive due to the drop in interest rates experienced during the quarter. Yields on U.S. Treasury securities fell by 0.21 percentage points for two-year bonds and 1.24 percentage points for 10-year bonds. For the 12-month period, the Fund returned 2.26% and the Index returned 3.40%.

DETAILS OF THE YEAR

The 12 months ended September 30, 2011 were generally positive for bonds. The early part of the period saw interest rates rising and negative returns, followed by several months of little change in rates. The last quarter was very good for bond performance and largely contributed to the positive returns over the past 12 months. A year ago, the economy appeared to be strengthening, unemployment was falling and inflation appeared to be rising. We ended the year with concerns of a “double-dip” recession, European sovereign debt viability and a downgrade of the United States’ credit rating. The year was quite the roller coaster ride.

The Fund produced a positive return for the 12-month period. Relative to the Index, performance was strong early in the year and fell late in the year. We generally maintained a defensive stance during the year by keeping the Fund’s effective duration shorter than the Index and owning fewer bonds below investment grade quality (those rated below BBB). Generally, longer duration bonds help performance during a period of falling interest rates, however, in a rising rate environment longer duration bonds likely will hurt performance. The effective duration of the Fund was between 2.9 and 3.3 during the year, while the benchmark’s duration was between 3.9 and 4.0. The Fund’s longest duration of the year was 3.3 in June of 2011, but it was not long enough to keep up with the Index’s performance.

U.S. Treasuries, despite the credit downgrade, performed well and earned most of their return in the latest quarter. The Treasury market also benefited from sovereign debt issues in Europe. Europe is entangled in a severe credit crisis focused on five of the 17 countries in the European Union (E.U.). Greece continues to dominate headlines and has for almost a year. The country is broke. Germany and France as leaders of the E.U. are now trying to contain the problems in Greece to avoid damaging all of Europe. Corporate bonds did well until the latest quarter when interest rate spreads between corporate bonds and U.S. Treasuries increased due to the slowing U.S. economy and European debt issues. The Fund also has a significant weighting in U.S. mortgage-backed securities that, like corporate bonds, underperformed late in the year. The drop in interest rates raised concerns about a possible refinancing wave and thus kept price appreciation for mortgage-backed securities to a minimum.

The Fund did not see dramatic changes during the latest quarter, but the fixed income markets did. Most notable was the spectacular drop in yields in the U.S. Treasury market. The drop continues to re-emphasize, that despite our domestic economic and fiscal issues, the world still considers the U.S. Treasury market a safe haven for investments. The dramatic drop in Treasury yields hurt the Fund’s performance relative to the Index in two ways. First, as mentioned earlier, the Fund’s duration is shorter than the benchmark’s. In the declining rate environment, reducing our interest rate risk actually worked against us. Second, the Fund has been traditionally underweight in Treasuries and was in this case. This hurt relative performance, as Treasury performance was so strong. We favor other higher yield investment grade bonds over the long run.

During the quarter, the Federal Reserve (Fed) informed the market that it would be selling shorter maturity bonds and buying longer maturity bonds in an effort to lower interest rates and improve economic growth. The yield curve responded favorably to the announcement and did flatten as longer maturity bonds saw yields fall more than shorter maturity bonds. The yield curve was still positively sloped and we took advantage of this with several trades. The trades were focused on staying in the same type of bonds—we improved yields by selling shorter maturity bonds and buying the same bonds with slightly longer maturities. The spread between corporate bonds and Treasury bonds increased so we picked up yield two ways—by extending maturities and by the widening of the Treasury spread relative to corporate bonds.

We found opportunities to improve yields by executing trades to extend the maturities of corporate bonds such as BB&T and Cardinal Health, government agency bonds with trades in Federal Home Loan Mortgage Corp. and finally by trading U.S. Treasury securities. We also saw opportunities in the corporate bond market and bought or added to names such as Berkshire Hathaway, Fifth Third Bancorp, Medtronic, WellPoint and US Bancorp by purchasing bonds with maturities of three to six years.

OUTLOOK

In the latest quarter, the Fed stated that it would hold short-term rates low until mid-2013. We anticipate little upward pressure on yields and will likely continue to implement trades similar to those recently completed.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income	2.26%	4.77%	4.02%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	3.40%	5.92%	5.12%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.74%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 3.25%	12/31/16	5.6%
U.S. Treasury Note, 3.625%	8/15/19	4.7%
Federal National Mortgage Assoc., 2.625%	11/20/14	1.7%
U.S. Treasury Bond, 1.625%	1/15/18	1.6%
Federal National Mortgage Assoc., 4.875%	12/15/16	1.6%
Federal Home Loan Mortgage Corp., MTN, 1.125%	8/24/16	1.5%

Holding	Maturity Date	% of Net Assets
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.65%	9/20/19	1.3%
Federal Home Loan Bank, 5.00%	9/14/12	1.2%
Federal Home Loan Mortgage Corp., 2.52%	12/9/14	1.2%
Government National Mortgage Assoc., Series 2009-31, Class TA, 4.00%	3/20/39	1.1%

*	As of September 30, 2011, there were 169 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

**	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	SEPTEMBER 30, 2011

Van R. Hoisington Portfolio Manager

OVERVIEW

Although the credit rating of the U.S. Government was downgraded in the summer quarter, Treasury investors responded to signs of persistent economic weakness like a broad measure of unemployment that surged in September to its highest level of 2011. On September 30, 2011, the 30-year Treasury bond yield was 2.91%, the lowest quarterly close since December 2008’s 2.68%.

DETAILS OF THE YEAR

During the third quarter of 2011, the yield on the 30-year Treasury bond dropped a very sharp 1.46 percentage points, resulting in substantial capital gains on the long-dated Treasury securities (maturities longer than 20 years) held by the Fund. The Fund surged 36.15% compared to a 3.82% gain for the Barclays Capital U.S. Aggregate Bond Index. Once again, the Fund continued to exhibit strong negative correlation with the S&P 500 Index, which fell 13.87% in the third quarter.

For the fiscal year ended September 30, 2011, the Fund earned 22.06%, far more than the 5.26% return for the Barclays Aggregate Bond Index. A year ago, the 30-year Treasury bond yield stood at 3.69%, or 0.78 percentage points higher that at the end of September. The S&P 500 rose a meager 1.14% for the past 12 months.

OUTLOOK

Negative economic growth will probably be registered in the U.S. during the fourth quarter of 2011, and in subsequent quarters in 2012. This contraction will be influenced by three current cyclical developments: declining productivity, elevated inventory investment, and contracting real wage income.

In the last half of 2010, real gross domestic product (GDP) grew about 2.5%. The consensus forecast for 2011 was for growth to accelerate to 3% to 4% due to the massive easing of Fed policy (QE2), Social Security tax cuts, and other fiscal stimuli. Surprisingly, real GDP growth slowed to less than 1% in the first half of 2011. When growth slows abruptly and it is markedly at variance to expectation, businesses find they have more employees than desired. Normally, firms are reluctant to resort to layoffs, but failure to do so means unit labor costs rise swiftly as output per man-hour (productivity) falls. This was exactly the experience in the first half of 2011. In the very broad, non-farm business sector, productivity did decrease at a 0.7% annual rate. Accordingly, unit labor costs surged at a 4.8% rate over the same time period, exceeding the rise in consumer prices.

Historically, a sustained and meaningful drop in productivity and a parallel rise in unit labor costs have been precursors to increased layoffs as businesses struggle to restore margins and profitability. Once these job losses commence, broad negative ramifications are felt throughout the economy.

Inventory investment, the most volatile component of the economy, has contributed substantially to the recovery since 2009. From the second quarter of 2009 to the second quarter of 2011, real inventory investment accounted for 35% of the rise in real GDP over that period. Now inventory investment accounts for 1.18% of real GDP, which is 0.18% above the average since 1990. As firms move to rebalance inventories, the stage is set for a slowdown in production, requiring further need to pare staffing levels.

Real average hourly earnings have fallen by 2.2% over the 12 months ended August 2011. Real disposable income (a broader measure of income) was lower in August than last December. Initially, consumers responded to this lack of income growth by cutting their saving rate back but now an evident slowdown in spending has occurred. Real spending expanded by only 0.7% in the second quarter, and remains sluggish in the third quarter. This lack of real income growth will contribute to the negative changes in GDP in coming quarters. The QE2 expansion in the Fed’s balance sheet backfired as the boost in stock prices (a positive for some consumers) was more than offset by the negative impact of food and fuel inflation on the average family budget.

During the latter part of the 19th and early 20th centuries the construction of the Trans-Continental railroads created an excessive debt accumulation that resulted in a period of low interest rates when the long treasury yield averaged less than 2.25% for more than a decade. The highly indebted Japanese economy has seen its 30-year bond yield average about 2% or less since 1998.

In view of the United States’ extreme over-indebtedness, we believe that 2% is an attainable level for the long Treasury bond yield. In previous historic cases, yields tended to remain close to their record lows for an extended period of time, coinciding with a long period of deleveraging. Presently, the U.S. is in its fifth year of deleveraging, and patient investors in the long end of the Treasury market have been financially rewarded. We continue to hold positions in 30-year treasury debt, but remain increasingly wary of the potential for further adverse meddling by Federal Reserve authorities.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	SEPTEMBER 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	22.06%	12.27%	9.68%
Barclays Capital U.S. Aggregate Bond Index	5.26%	6.53%	5.66%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.78%. The Net Expenses are 0.75%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor, before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	5/15/30	15.1%
U.S. Treasury Strip, principal only	2/15/31	14.1%
U.S. Treasury Strip, principal only	2/15/37	10.6%
U.S. Treasury Bond, 4.25%	11/15/40	10.4%
U.S. Treasury Bond, 4.75%	2/15/37	8.1%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 4.50%	5/15/38	7.0%
U.S. Treasury Strip, principal only	5/15/39	6.9%
U.S. Treasury Bond, 3.50%	2/15/39	5.8%
U.S. Treasury Strip, principal only	5/15/40	5.8%
U.S. Treasury Bond, 4.25%	5/15/39	4.3%

*	As of September 30, 2011, there were 15 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

**Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS — Definitions of Financial Terms	SEPTEMBER 30, 2011

Corporate bonds are debt securities issued by a corporation for the purpose of raising money to expand its business.

Credit Ratings. An obligation rated ‘AAA’ by Standard & Poor’s has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

Credit Risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due.

Dividend yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

Government agency bonds are debt securities issued by a U.S. government-sponsored agency.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

Inflation Risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

An initial public offering (IPO) is a company’s first sale of stock to the public.

Interest Rate Risk is the risk that a debt security’s value will decline due to changes in market interest rates. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages.

Multiple Eyes is a Wasatch term used to describe the firm’s collaborative culture and research process.

The price-to-earnings or P/E ratio, also known as the P/E multiple, is the price of a stock divided by its earnings per share.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. QE2 is the nickname for the second round of quantitative easing announced by Federal Reserve (Fed) chairman Ben Bernanke in November 2010 whereby the Fed would buy billions of dollars in long-term U.S. Treasury securities in an effort to jump start the sluggish economic recovery.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

The 30-day current net SEC yield is the net investment income per share for a 30 day period divided by the maximum offering price per share on the calculation date. The figure is compounded and annualized. The 30-day yield unsubsidized is calculated in the absence of temporary expense waivers or reimbursements thus resulting in a lower yield.

Sovereign debt is government debt. Under the doctrine of sovereign immunity, creditors cannot force the repayment of sovereign debt. It is subject to compulsory rescheduling, interest rate reduction, or even repudiation. The only recourse available to creditors is threat of the loss of credibility and lowering of the country’s sovereign debt rating, which may make future borrowing more difficult.

Valuation is the process of determining the current worth of an asset or company.

Yield is generally defined as the return an investor will receive by holding a bond to maturity.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED)	SEPTEMBER 30, 2011

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended September 30, 2011.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended September 30, 2011. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short and Income funds have no contractual limitation on expenses.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED) (continued)	SEPTEMBER 30, 2011

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2011	End of Period September 30, 2011
Core Growth Fund
Actual	$1,000.00	$889.10	$5.68	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Emerging India Fund
Actual	$1,000.00	$915.00	$8.08	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,013.29	$8.55	1.95%
Emerging Markets Small Cap Fund
Actual	$1,000.00	$871.00	$9.15	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Global Opportunities Fund
Actual	$1,000.00	$810.60	$8.31	1.83%
Hypothetical (5% before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Heritage Growth Fund
Actual	$1,000.00	$860.90	$4.43	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
International Growth Fund
Actual	$1,000.00	$838.30	$7.37	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,017.05	$8.09	1.60%
International Opportunities Fund
Actual	$1,000.00	$829.60	$10.32	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%
Large Cap Value Fund
Actual	$1,000.00	$810.30	$4.99	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Long/Short Fund
Actual	$1,000.00	$874.10	$7.56	1.61%
Hypothetical (5% before expenses)	$1,000.00	$1,017.00	$8.14	1.61%
Micro Cap Fund
Actual	$1,000.00	$776.00	$9.53	2.14%
Hypothetical (5% before expenses)	$1,000.00	$1,014.34	$10.81	2.14%
Micro Cap Value Fund
Actual	$1,000.00	$797.20	$10.14	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%
Small Cap Growth Fund
Actual	$1,000.00	$840.50	$5.72	1.24%
Hypothetical (5% before expenses)	$1,000.00	$1,018.85	$6.28	1.24%
Small Cap Value Fund
Actual	$1,000.00	$798.00	$7.84	1.74%
Hypothetical (5% before expenses)	$1,000.00	$1,016.34	$8.80	1.74%
Strategic Income Fund
Actual	$1,000.00	$877.40	$4.47	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Ultra Growth Fund
Actual	$1,000.00	$832.00	$6.02	1.31%
Hypothetical (5% before expenses)	$1,000.00	$1,018.50	$6.63	1.31%
World Innovators Fund
Actual	$1,000.00	$919.40	$9.38	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Income Fund
Actual	$1,000.00	$1,033.40	$3.47	0.68%
Hypothetical (5% before expenses)	$1,000.00	$1,021.66	$3.45	0.68%
U.S. Treasury Fund
Actual	$1,000.00	$1,409.50	$4.53	0.75%
Hypothetical (5% before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365), except for Emerging India Fund’s actual return information, which has 158 days in the most recent fiscal period due to its inception date of April 26, 2011.

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments	SEPTEMBER 30, 2011

Shares		Value

	COMMON STOCKS 97.0%

	Airlines 2.3%
214,419	Allegiant Travel Co.*	$10,105,567

	Apparel Retail 0.7%
162,193	Body Central Corp.*	2,945,425

	Application Software 4.5%
169,044	ANSYS, Inc.*	8,289,918
220,550	Tyler Technologies, Inc.*	5,575,504
120,600	Ultimate Software Group, Inc.*	5,634,432

		19,499,854

	Asset Management & Custody Banks 1.9%
104,999	Affiliated Managers Group, Inc.*	8,195,172

	Automotive Retail 3.8%
353,263	Monro Muffler Brake, Inc.	11,647,081
69,269	O’Reilly Automotive, Inc.*	4,615,394

		16,262,475

	Commercial Printing 1.5%
806,363	InnerWorkings, Inc.*	6,321,886

	Consumer Finance 6.7%
750,553	DFC Global Corp.*	16,399,583
253,870	First Cash Financial Services, Inc.* ‡	10,649,846
135,000	Mahindra & Mahindra Financial Services Ltd. (India)	1,799,381

		28,848,810

	Data Processing & Outsourced Services 3.2%
147,669	Alliance Data Systems Corp.*	13,688,916

	Distributors 4.5%
451,525	LKQ Corp.*	10,908,844
321,199	Pool Corp.	8,408,990

		19,317,834

	Diversified Banks 1.8%
1,413,720	Yes Bank Ltd. (India)	7,761,477

	Diversified Support Services 7.2%
604,567	Copart, Inc.*	23,650,661
320,469	Higher One Holdings, Inc.*	5,214,031
158,871	LPS Brasil—Consultoria de Imoveis S.A. (Brazil)	2,553,964

		31,418,656

	Electrical Components & Equipment 3.2%
242,040	Polypore International, Inc.*	13,680,101

	Environmental & Facilities Services 4.0%
185,395	Tetra Tech, Inc.*	3,474,302
412,395	Waste Connections, Inc.	13,947,199

		17,421,501

	Health Care Distributors 2.1%
467,667	PSS World Medical, Inc.*	9,208,363

	Health Care Facilities 2.6%
408,754	Emeritus Corp.*	5,763,432
236,367	Ensign Group, Inc. (The)	5,462,441

		11,225,873

Shares		Value

	Health Care Services 5.0%
113,417	Catalyst Health Solutions, Inc.*	$6,543,027
57,580	IPC The Hospitalist Co., Inc.*	2,055,030
211,509	MEDNAX, Inc.*	13,248,924

		21,846,981

	Home Improvement Retail 0.5%
154,025	Lumber Liquidators Holdings, Inc.*	2,325,778

	Homefurnishing Retail 2.0%
343,477	Aaron’s, Inc.	8,672,794

	Industrial Machinery 4.2%
130,720	Graco, Inc.	4,462,781
444,145	IDEX Corp.	13,839,558

		18,302,339

	Internet Retail 0.5%
67,590	Blue Nile, Inc.*	2,384,575

	Internet Software & Services 2.0%
247,566	DealerTrack Holdings, Inc.*	3,879,359
178,350	Vistaprint N.V.*	4,820,801

		8,700,160

	IT Consulting & Other Services 1.2%
84,025	Cognizant Technology Solutions Corp., Class A*	5,268,368

	Leisure Facilities 3.4%
400,023	Life Time Fitness, Inc.*	14,740,848

	Life Sciences Tools & Services 2.1%
278,130	ICON plc ADR* (Ireland)	4,472,330
68,040	Techne Corp.	4,627,401

		9,099,731

	Oil & Gas Equipment & Services 1.5%
117,555	Dril-Quip, Inc.*	6,337,390

	Oil & Gas Exploration & Production 0.4%
320,020	SandRidge Energy, Inc.*	1,779,311

	Personal Products 3.0%
243,942	Herbalife Ltd.	13,075,291

	Real Estate Services 0.8%
694,982	China Real Estate Information Corp., ADR* (China)	3,419,311

	Regional Banks 1.7%
7,941,426	City Union Bank Ltd. (India)	7,177,491

	Research & Consulting Services 2.8%
98,125	Corporate Executive Board Co. (The)	2,924,125
262,493	CRA International, Inc.*	5,252,485
405,052	Resources Connection, Inc.	3,961,408

		12,138,018

	Semiconductors 5.4%
133,940	Hittite Microwave Corp.*	6,522,878
387,065	Melexis N.V. (Belgium)	4,717,528
378,644	Micrel, Inc.	3,585,759
108,525	Power Integrations, Inc.	3,321,950
151,643	Silicon Laboratories, Inc.*	5,081,557

		23,229,672

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments (continued)	SEPTEMBER 30, 2011

Shares		Value

	Specialized Finance 5.4%
402,640	Crisil Ltd. (India)	$6,920,722
344,680	MSCI, Inc., Class A*	10,454,144
97,185	Portfolio Recovery Associates, Inc.*	6,046,851

		23,421,717

	Specialty Stores 1.4%
180,640	Hibbett Sports, Inc.*	6,121,890

	Trading Companies & Distributors 2.4%
151,922	MSC Industrial Direct Co., Inc., Class A	8,577,516
143,605	Rush Enterprises, Inc., Class B*	1,675,870

		10,253,386

	Trucking 1.3%
201,657	Old Dominion Freight Line, Inc.*	5,842,003

	Total Common Stocks (cost $330,950,822)	420,038,964

	PREFERRED STOCKS 0.8%
	Regional Banks 0.8%
797,675	Banco Daycoval S.A. Pfd. (Brazil)	3,615,162

	Total Preferred Stocks (cost $5,303,460)	3,615,162

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.5%

	Repurchase Agreement 4.5%
$19,396,554	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $19,910,000 of United States Treasury Notes 1.375% due 9/30/18; value: $19,785,563; repurchase proceeds: $19,396,570‡ (cost $19,396,554)	$19,396,554

	Total Short-Term Investments (cost $19,396,554)	19,396,554

	Total Investments (cost $355,650,836) 102.3%§	443,050,680

	Liabilities less Other Assets (2.3%)	(9,756,993)

	NET ASSETS 100.0%	$433,293,687

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.0%

	Consumer Finance 0.0%
500	First Cash Financial Services, Inc., expiring 12/17/11, exercise price $45	$122,500

	Total Call Options Written (premium $178,735)	122,500

*Non-income producing.

‡All or a portion of this security has been designated as collateral for call options written (see Notes 4 and 7, respectively).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 4.95%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2011, Wasatch Core Growth Fund’s investments, excluding short-term investments and options written, were in the following countries:

Country	%
Belgium	1.1
Brazil	1.5
China	0.8
India	5.6
Ireland	1.0
United States	90.0

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments	SEPTEMBER 30, 2011

Shares		Value

	COMMON STOCKS 98.7%

	Aerospace & Defense 0.9%
3,075	Bharat Electronics Ltd. (India)	$95,925

	Air Freight & Logistics 1.1%
3,700	Blue Dart Express Ltd. (India)	120,472

	Apparel, Accessories & Luxury Goods 5.7%
4,080	Page Industries Ltd. (India)	210,182
33,120	Titan Industries Ltd. (India)	140,042
13,730	VIP Industries Ltd. (India)	255,223

		605,447

	Application Software 1.0%
2,775	Oracle Financial Services Software Ltd.* (India)	107,422

	Auto Parts & Equipment 5.0%
1,585	Bosch Ltd. (India)	227,448
39,395	Exide Industries Ltd. (India)	102,792
7,685	WABCO-TVS India Ltd. (India)	200,348

		530,588

	Automobile Manufacturers 1.2%
7,865	Mahindra & Mahindra Ltd. (India)	128,354

	Building Products 0.7%
28,690	Sintex Industries Ltd. (India)	74,184

	Cable & Satellite 1.4%
91,900	Dish TV India Ltd.* (India)	144,789

	Commodity Chemicals 3.2%
67,915	Berger Paints India Ltd. (India)	137,069
10,335	Castrol India Ltd. (India)	100,629
5,905	Kansai Nerolac Paints Ltd. (India)	100,941

		338,639

	Construction & Farm Machinery & Heavy Trucks 1.5%
4,955	Eicher Motors Ltd. (India)	161,796

	Consumer Finance 3.7%
22,010	Mahindra & Mahindra Financial Services Ltd. (India)	293,366
8,245	Shriram Transport Finance Co., Ltd. (India)	102,019

		395,385

	Diversified Banks 4.8%
6,015	Bank of Baroda (India)	92,948
311,080	South Indian Bank Ltd. (India)	141,002
50,245	Yes Bank Ltd. (India)	275,850

		509,800

	Diversified Chemicals 2.9%
8,405	BASF India Ltd. (India)	103,076
61,420	Pidilite Industries Ltd. (India)	203,235

		306,311

	Diversified Metals & Mining 0.9%
39,040	Hindustan Zinc Ltd. (India)	94,009

	Electrical Components & Equipment 1.2%
30,630	Amara Raja Batteries Ltd. (India)	131,069

	Fertilizers & Agricultural Chemicals 1.6%
47,390	Rallis India Ltd. (India)	166,664

	Footwear 2.0%
16,000	Bata India Ltd. (India)	211,525

Shares		Value

	Gas Utilities 4.8%
25,373	Gujarat Gas Co., Ltd. (India)	$222,262
32,905	Indraprastha Gas Ltd. (India)	285,311

		507,573

	Industrial Machinery 4.9%
13,860	AIA Engineering Ltd. (India)	86,902
12,047	Cummins India Ltd. (India)	101,796
6,100	FAG Bearings India Ltd. (India)	145,578
8,065	SKF India Ltd. (India)	110,238
8,560	Thermax Ltd. (India)	76,622

		521,136

	Internet Retail 2.0%
9,740	MakeMyTrip Ltd.* (India)	215,059

	Internet Software & Services 1.0%
7,175	Info Edge India Ltd. (India)	101,764

	IT Consulting & Other Services 4.8%
6,005	CMC Ltd. (India)	101,283
6,495	Cognizant Technology Solutions Corp., Class A*	407,236

		508,519

	Life Sciences Tools & Services 1.4%
9,715	Divi’s Laboratories Ltd. (India)	144,334

	Oil & Gas Exploration & Production 0.4%
7,655	Selan Exploration Technology Ltd. (India)	45,983

	Packaged Foods & Meats 4.2%
4,130	GlaxoSmithKline Consumer Healthcare Ltd. (India)	199,859
1,645	Nestle India Ltd. (India)	142,150
8,815	Zydus Wellness Ltd. (India)	96,037

		438,046

	Personal Products 5.6%
7,595	Colgate-Palmolive India Ltd. (India)	150,620
65,920	Dabur India Ltd. (India)	138,219
15,360	Godrej Consumer Products Ltd. (India)	124,759
37,575	Marico Ltd. (India)	110,498
1,855	Procter & Gamble Hygiene and Health Care Ltd. (India)	72,270

		596,366

	Pharmaceuticals 2.9%
6,360	Cadila Healthcare Ltd. (India)	98,549
14,935	IPCA Laboratories Ltd. (India)	77,187
13,120	Lupin Ltd. (India)	126,379

		302,115

	Publishing 1.1%
27,765	D.B. Corp. Ltd. (India)	114,240

	Regional Banks 2.7%
310,415	City Union Bank Ltd. (India)	280,554

	Research & Consulting Services 1.8%
12,515	eClerx Services Ltd. (India)	184,346

	Restaurants 1.3%
8,690	Jubilant Foodworks Ltd.* (India)	140,865

	Specialized Finance 4.8%
14,000	Crisil Ltd. (India)	240,637
148,335	IFCI Ltd. (India)	91,930
27,765	Power Finance Corp. Ltd. (India)	84,632
26,895	Rural Electrification Corp., Ltd. (India)	93,637

		510,836

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments (continued)	SEPTEMBER 30, 2011

Shares		Value

	Specialty Chemicals 2.0%
3,215	Asian Paints Ltd. (India)	$207,024

	Steel 0.5%
9,680	MOIL Ltd. (India)	55,178

	Systems Software 1.0%
35,460	KPIT Cummins Infosystems Ltd. (India)	108,624

	Thrifts & Mortgage Finance 11.1%
47,360	Dewan Housing Finance Corp. Ltd. (India)	226,086
32,985	Gruh Finance Ltd. (India)	330,019
25,710	Housing Development Finance Corp. Ltd. (India)	335,279
67,220	LIC Housing Finance Ltd. (India)	287,124

		1,178,508

	Tobacco 1.6%
6,205	VST Industries Ltd. (India)	166,344

	Total Common Stocks (cost $11,453,759)	10,449,793

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.4%

	Repurchase Agreement 2.4%
$252,073	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $230,000 of United States Treasury Notes 3.125% due 5/15/19; value: $258,463; repurchase proceeds: $252,073 (cost $252,073)	$252,073

	Total Short-Term Investments (cost $252,073)	252,073

	Total Investments (cost $11,705,832) 101.1%§	10,701,866

	Liabilities less Other Assets (1.1%)	(121,565)

	NET ASSETS 100.0%	$10,580,301

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 85.60%. See Notes to Financial Statements.

At September 30, 2011, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	96.1
United States	3.9

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments	SEPTEMBER 30, 2011

Shares		Value

	COMMON STOCKS 94.9%

	Air Freight & Logistics 0.3%
67,280	Blue Dart Express Ltd. (India)	$2,190,631

	Airport Services 1.0%
1,914,713	TAV Havalimanlari Holding AS* (Turkey)	7,567,129

	Apparel Retail 4.7%
527,665	Cia. Hering (Brazil)	8,837,087
15,991,000	Giordano International Ltd. (China)	10,441,526
1,678,335	Mr Price Group Ltd. (South Africa)	13,956,746
13,150,000	Padini Holdings Berhad (Malaysia)	3,538,003

		36,773,362

	Apparel, Accessories & Luxury Goods 2.5%
12,320	LPP S.A. (Poland)	7,287,238
1,185,707	Ports Design Ltd. (China)	1,835,521
939,500	Restoque Comercio e Confeccoes de Roupas S.A.* (Brazil)	10,444,455

		19,567,214

	Asset Management & Custody Banks 1.2%
711,421	CETIP S.A. (Brazil)	8,914,099

	Auto Parts & Equipment 1.9%
2,243,410	Exide Industries Ltd. (India)	5,853,657
506,541	Thai Stanley Electric Public Co. Ltd. NVDR (Thailand)	2,642,871
193,459	Thai Stanley Electric Public Co. Ltd.*** (Thailand)	1,009,369
192,628	WABCO-TVS India Ltd. (India)	5,021,822

		14,527,719

	Brewers 0.7%
1,681,020	Guinness Anchor Berhad (Malaysia)	5,209,254

	Building Products 1.9%
4,967,983	Dynasty Ceramic Public Co. Ltd.*** (Thailand)	8,150,784
22,992,370	Home Product Center Public Co. Ltd.*** (Thailand)	6,915,833

		15,066,617

	Catalog Retail 0.6%
43,300	Hyundai Home Shopping Network Corp. (Korea)	5,023,557

	Coal & Consumable Fuels 2.0%
10,678,020	PT Harum Energy Tbk (Indonesia)	8,513,699
12,686,205	PT Resource Alam Indonesia Tbk (Indonesia)	6,710,109

		15,223,808

	Commodity Chemicals 2.2%
3,183,429	Berger Paints India Ltd. (India)	6,424,905
765,576	Castrol India Ltd. (India)	7,454,217
173,061	Kansai Nerolac Paints Ltd. (India)	2,958,333

		16,837,455

	Computer & Electronics Retail 0.6%
733,226	M Video OJSC*** (Russia)	4,859,382

	Computer Storage & Peripherals 0.9%
1,125,028	Simplo Technology Co. Ltd. (Taiwan)	6,909,867

	Construction & Farm Machinery & Heavy Trucks 1.7%
687,535	Turk Traktor ve Ziraat Makineleri AS (Turkey)	13,132,599

Shares		Value

	Construction Materials 2.5%
967,849	Adana Cimento Sanayii Turk Anonim Sirketi, Class A (Turkey)	$2,115,214
10,576	Holcim Maroc S.A. (Morocco)	2,444,495
24,944,405	Holcim Philippines, Inc. (Philippines)	4,827,616
50,453,192	PT Holcim Indonesia Tbk (Indonesia)	10,114,521

		19,501,846

	Consumer Finance 2.0%
3,180,820	Banco Compartamos S.A.B. de C.V. (Mexico)	4,305,076
846,166	Mahindra & Mahindra Financial Services Ltd. (India)	11,278,331

		15,583,407

	Department Stores 0.9%
314,300	Marisa Lojas S.A. (Brazil)	3,634,853
38,987,011	PT Ramayana Lestari Sentosa Tbk (Indonesia)	3,029,743

		6,664,596

	Distillers & Vintners 0.1%
77,255	Distell Group Ltd. (South Africa)	662,428

	Distributors 1.2%
8,886,300	Dah Chong Hong Holdings Ltd. (Hong Kong)	9,087,295

	Diversified Banks 6.1%
1,895,655	Allahabad Bank Ltd. (India)	6,071,601
372,472	Capitec Bank Holdings Ltd. (South Africa)	8,876,912
29,681,945	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	11,128,738
4,143,023	Security Bank Corp. (Philippines)	8,193,973
4,648,647	Turkiye Sinai Kalkinma Bankasi AS (Turkey)	4,975,372
1,475,225	Yes Bank Ltd. (India)	8,099,146

		47,345,742

	Diversified Chemicals 1.1%
2,479,610	Pidilite Industries Ltd. (India)	8,204,876

	Diversified Metals & Mining 0.3%
27,000,000	PT Borneo Lumbung Energi & Metal Tbk* (Indonesia)	2,694,066

	Diversified Support Services 0.4%
126,000	KEPCO Plant Service & Engineering Co. Ltd. (Korea)	3,187,408

	Electronic Components 0.6%
616,748	Partron Co. Ltd. (Korea)	4,776,339

	Electronic Equipment & Instruments 1.6%
3,682,872	Chroma ATE, Inc. (Taiwan)	7,546,407
4,248,863	Test Research, Inc. (Taiwan)	4,810,038

		12,356,445

	Food Retail 0.6%
636,745	Eurocash S.A. (Poland)	4,541,999

	Footwear 2.3%
1,151,525	Bata India Ltd. (India)	15,223,488
1,066,610	Forus S.A. (Chile)	2,362,696

		17,586,184

	Gas Utilities 1.5%
1,308,125	Indraprastha Gas Ltd. (India)	11,342,414

	General Merchandise Stores 3.0%
2,299,495	Clicks Group Ltd. (South Africa)	10,693,471
26,117,331	PT Mitra Adiperkasa Tbk (Indonesia)	12,645,783

		23,339,254

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Shares		Value

	Gold 1.5%
986,499	Koza Altin Isletmeleri AS (Turkey)	$11,761,483

	Health Care Facilities 2.2%
7,151,758	KPJ Healthcare Berhad (Malaysia)	8,912,714
3,482,285	Life Healthcare Group Holdings Ltd. (South Africa)	8,345,245

		17,257,959

	Health Care Services 1.6%
642,200	Diagnosticos da America S.A. (Brazil)	5,475,221
593,400	Fleury S.A. (Brazil)	7,099,918

		12,575,139

	Health Care Supplies 1.1%
710,500	St. Shine Optical Co. Ltd. (Taiwan)	8,672,810

	Highways & Railtracks 2.0%
285,600	Obrascon Huarte Lain Brasil S.A. (Brazil)	9,197,675
14,557,755	PT Jasa Marga (Indonesia)	6,516,149

		15,713,824

	Home Improvement Retail 0.7%
13,575,250	Ace Hardware Indonesia (Indonesia)	5,074,509

	Homefurnishing Retail 1.1%
977,800	Lewis Group Ltd. (South Africa)	8,475,726

	Household Appliances 0.4%
66,455	TTK Prestige Ltd. (India)	3,489,114

	Human Resource & Employment Services 0.2%
1,979,800	Jobstreet Corp. Berhad (Malaysia)	1,475,935

	Hypermarkets & Super Centers 2.9%
2,722,779	Big C Supercenter Public Co. Ltd.*** (Thailand)	9,850,745
1,316,130	Siam Makro Public Co. Ltd.*** (Thailand)	9,230,058
1,664,428	Wumart Stores, Inc. (China)	3,289,450

		22,370,253

	Industrial Gases 0.5%
70,000	OCI Materials Co. Ltd. (Korea)	4,036,071

	Industrial Machinery 1.2%
119,154	Cummins India Ltd. (India)	1,006,838
362,600	Hy-Lok Corp. (Korea)	4,671,278
292,718	SKF India Ltd. (India)	4,001,060

		9,679,176

	Internet Software & Services 1.8%
95,370	Daum Communications Corp. (Korea)	11,436,217
5,390,000	Pacific Online Ltd. (China)	2,825,582

		14,261,799

	IT Consulting & Other Services 0.2%
15,599,500	PT Astra Graphia Tbk (Indonesia)	1,737,837

	Life & Health Insurance 1.1%
6,298,479	Bangkok Life Assurance Public Co. Ltd. NVDR (Thailand)	8,608,073

	Marine Ports & Services 3.3%
501,000	Global Ports Investment Ltd., GDR (Cyprus)	7,765,500
9,206,279	International Container Terminal Services, Inc. (Philippines)	9,766,750
627,240	Santos Brasil Participacoes S.A.** (Brazil)	8,026,532

		25,558,782

Shares		Value

	Oil & Gas Exploration & Production 4.1%
3,477,580	Afren plc* (Nigeria)	$4,378,767
717,410	Bankers Petroleum Ltd.* (Albania)	2,413,664
571,940	Coastal Energy Co.* (United Kingdom)	5,277,924
928,461	Exillon Energy plc* (United Arab Emirates)	2,923,428
1,569,480	Gran Tierra Energy, Inc.* (Colombia)	7,486,420
5,946,374	PetroNeft Resources plc* (United Kingdom)	2,070,801
533,265	Transglobe Energy Corp.* (Canada)	4,326,403
418,450	Zhaikmunai L.P. GDR* (Kazakhstan)	3,078,719

		31,956,126

	Other Diversified Financial Services 1.0%
342,830	Intergroup Financial Services Corp. (Peru)	7,987,939

	Packaged Foods & Meats 3.6%
80,000	GlaxoSmithKline Consumer Healthcare Ltd. (India)	3,871,363
1,836,749	Hsu Fu Chi International Ltd. (China)	5,908,847
61,700	Nestle Malaysia Berhad (Malaysia)	925,934
1,040,130	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	8,148,626
5,613,795	PT Mayora Indah Tbk (Indonesia)	8,077,383
634,274	Universal Robina Corp. (Philippines)	599,384

		27,531,537

	Personal Products 2.1%
794,800	Colgate-Palmolive India Ltd. (India)	15,762,016
211,565	PT Mandom Indonesia Tbk (Indonesia)	204,585

		15,966,601

	Pharmaceuticals 0.4%
9,625	Pharmstandard* *** (Russia)	643,123
127,560	Pharmstandard GDR* (Russia)	2,420,142

		3,063,265

	Railroads 1.0%
567,521	Globaltrans Investment plc GDR (Russia)	7,711,521

	Regional Banks 0.8%
43,613,415	PT Bank Tabungan Negara Tbk (Indonesia)	5,930,878

	Restaurants 1.9%
5,997,873	Ajisen China Holdings Ltd. (China)	6,859,656
7,430,965	KFC Holdings Malaysia Berhad (Malaysia)	7,656,873

		14,516,529

	Semiconductors 0.8%
3,069,053	Sporton International, Inc. (Taiwan)	6,348,379

	Specialized Finance 2.5%
3,720,190	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	5,142,501
667,814	JSE Ltd. (South Africa)	5,321,500
688,530	Warsaw Stock Exchange (Poland)	8,806,347

		19,270,348

	Specialty Chemicals 0.8%
149,715	Akzo Nobel India Ltd. (India)	2,837,965
237,118	Clariant Chemicals India Ltd. (India)	3,468,997

		6,306,962

	Steel 0.3%
384,010	MOIL Ltd. (India)	2,188,945

	Thrifts & Mortgage Finance 4.0%
2,001,354	Dewan Housing Finance Corp. Ltd. (India)	9,554,028
880,654	Gruh Finance Ltd. (India)	8,811,036
2,960,335	LIC Housing Finance Ltd. (India)	12,644,800

		31,009,864

SEPTEMBER 30, 2011

Shares		Value

	Trading Companies & Distributors 2.1%
395,535	iMarketKorea, Inc. (Korea)	$5,136,286
13,262,987	PT Hexindo Adiperkasa Tbk (Indonesia)	11,015,968

		16,152,254

	Trucking 0.9%
623,100	Tegma Gestao Logistica (Brazil)	6,777,521

	Water Utilities 0.4%
16,888,165	Thai Tap Water Supply Public Co. Ltd.*** (Thailand)	2,743,614

	Total Common Stocks (cost $761,711,497)	734,887,765

	PREFERRED STOCKS 2.0%
	Construction & Farm Machinery & Heavy Trucks 1.4%
2,889,115	Marcopolo S.A. Pfd. (Brazil)	10,629,109

	Diversified Banks 0.6%
249,900	Banco ABC Brasil S.A. Pfd. (Brazil)	1,261,825
849,800	Banco Industrial e Comercial S.A. (Bic Banco) Pfd. (Brazil)	3,352,983

		4,614,808

	Total Preferred Stocks (cost $18,200,912)	15,243,917

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.4%

	Repurchase Agreement 3.4%
$26,363,875	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $27,065,000 of United States Treasury Notes 1.375% due 9/30/18; value: $26,895,844; repurchase proceeds: $26,363,897 (cost $26,363,875)	$26,363,875

	Total Short-Term Investments (cost $26,363,875)	26,363,875

	Total Investments (cost $806,276,284) 100.3%§	776,495,557

	Liabilities less Other Assets (0.3%)	(2,297,938)

	NET ASSETS 100.0%	$774,197,619

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 72.72%.

GDR Global Depositary Receipt.

NVDR Non-Voting Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2011, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Albania	0.3
Brazil	11.1
Canada	0.6
Chile	0.3
China	4.2
Colombia	1.0
Cyprus	1.0
Hong Kong	1.2
India	21.0
Indonesia	12.4
Kazakhstan	0.4
Korea	5.1
Malaysia	3.7
Mexico	1.3
Morocco	0.3
Nigeria	0.6
Peru	1.1
Philippines	3.1
Poland	2.7
Russia	2.1
South Africa	7.5
Taiwan	4.6
Thailand	6.6
Turkey	6.4
United Arab Emirates	0.4
United Kingdom	1.0

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.6%

	Advertising 0.3%
11,553	1000mercis (France)	$574,158

	Air Freight & Logistics 1.1%
3,359,260	Aramex PJSC (United Arab Emirates)	1,629,260
407,600	Goodpack Ltd. (Singapore)	472,403

		2,101,663

	Apparel Retail 1.7%
17,250	Jos. A. Bank Clothiers, Inc.*	804,367
87,240	Mr Price Group Ltd. (South Africa)	725,473
123,125	Truworths International Ltd. (South Africa)	1,073,945
47,560	Zumiez, Inc.*	832,776

		3,436,561

	Apparel, Accessories & Luxury Goods 4.8%
28,200	Carter’s, Inc.*	861,228
90,000	Gerry Weber International AG (Germany)	2,571,616
30,500	Gildan Activewear, Inc. (Canada)	788,120
36,000	LG Fashion Corp. (Korea)	1,219,394
935	LPP S.A. (Poland)	553,049
337,400	Ted Baker plc (United Kingdom)	3,640,391

		9,633,798

	Application Software 1.3%
29,500	Fidessa Group plc (United Kingdom)	724,900
20,550	Interactive Intelligence Group, Inc.*	557,932
1,626	SimCorp A/S (Denmark)	234,253
23,410	Ultimate Software Group, Inc.*	1,093,715

		2,610,800

	Asset Management & Custody Banks 1.4%
15,850	Affiliated Managers Group, Inc.*	1,237,093
577,500	ARA Asset Management Ltd. (Singapore)	520,257
66,500	SEI Investments Co.	1,022,770

		2,780,120

	Auto Parts & Equipment 0.5%
354,525	Exide Industries Ltd. (India)	925,051

	Automotive Retail 0.8%
22,275	Monro Muffler Brake, Inc.	734,407
13,100	O’Reilly Automotive, Inc.*	872,853

		1,607,260

	Biotechnology 1.4%
392,125	Abcam plc (United Kingdom)	2,220,902
1,695,471	Sino Biopharmaceutical Ltd. (China)	479,206

		2,700,108

	Catalog Retail 0.4%
7,000	Hyundai Home Shopping Network Corp. (Korea)	812,122

	Coal & Consumable Fuels 0.3%
362,500	PT Tambang Batubara Bukit Asam Tbk (Indonesia)	684,970

	Commercial Printing 0.6%
162,490	InnerWorkings, Inc.*	1,273,922

	Commodity Chemicals 1.0%
394,365	Berger Paints India Ltd. (India)	795,921
76,210	Tikkurila Oyj (Finland)	1,300,127

		2,096,048

Shares		Value

	Communications Equipment 0.5%
31,105	Polycom, Inc.*	$571,399
18,000	Riverbed Technology, Inc.*	359,280

		930,679

	Computer Hardware 0.3%
194,700	Advantech Co. Ltd. (Taiwan)	511,444

	Construction & Engineering 1.0%
216,015	Kentz Corp. Ltd. (Ireland)	1,521,283
79,500	Lycopodium Ltd. (Australia)	431,112

		1,952,395

	Construction Materials 0.3%
595,000	PT Semen Gresik (Persero) Tbk (Indonesia)	556,892

	Consumer Finance 2.6%
304,000	Banco Compartamos S.A.B. de C.V. (Mexico)	411,448
50,024	DFC Global Corp.*	1,093,025
32,100	First Cash Financial Services, Inc.*	1,346,595
173,870	Mahindra & Mahindra Financial Services Ltd. (India)	2,317,469

		5,168,537

	Data Processing & Outsourced Services 3.0%
265	GMO Payment Gateway, Inc. (Japan)	1,239,483
311,100	Wirecard AG (Germany)	4,779,621

		6,019,104

	Distributors 0.8%
68,605	LKQ Corp.*	1,657,497

	Diversified Banks 0.9%
22,100	Axis Bank Ltd. (India)	461,965
15,000	Bank of Baroda (India)	231,790
5,150	HDFC Bank Ltd. ADR (India)	150,122
183,000	Yes Bank Ltd. (India)	1,004,690

		1,848,567

	Diversified Chemicals 0.7%
423,735	Pidilite Industries Ltd. (India)	1,402,113

	Diversified Metals & Mining 0.2%
11,000	Inmet Mining Corp. (Canada)	469,480

	Diversified Support Services 1.8%
68,725	Copart, Inc.*	2,688,522
48,000	Prestige International, Inc. (Japan)	421,325
23,300	Ritchie Bros. Auctioneers, Inc. (Canada)	470,427

		3,580,274

	Drug Retail 0.4%
37,635	Create SD Holdings Co. Ltd. (Japan)	878,280

	Electrical Components & Equipment 0.2%
7,745	Polypore International, Inc.*	437,747

	Electronic Equipment & Instruments 0.4%
90,475	Viscom AG* (Germany)	816,855

	Electronic Manufacturing Services 0.2%
9,955	IPG Photonics Corp.*	432,445

	Environmental & Facilities Services 2.6%
1,541,050	RPS Group plc (United Kingdom)	3,934,666
70,205	Tetra Tech, Inc.*	1,315,642

		5,250,308

SEPTEMBER 30, 2011

Shares		Value

	Food Retail 0.8%
1,137,600	BreadTalk Group Ltd. (Singapore)	$409,989
20,200	Daikokutenbussan Co. Ltd. (Japan)	693,834
31,000	Shoprite Holdings Ltd. (South Africa)	435,570

		1,539,393

	Footwear 0.7%
441,000	Anta Sports Products Ltd. (China)	509,571
66,170	Bata India Ltd. (India)	874,786

		1,384,357

	General Merchandise Stores 3.6%
298,500	Clicks Group Ltd. (South Africa)	1,388,131
65,400	Dollar Tree, Inc.*	4,912,194
1,700,000	PT Mitra Adiperkasa Tbk (Indonesia)	823,125

		7,123,450

	Gold 1.0%
95,500	Koza Altin Isletmeleri AS (Turkey)	1,138,594
129,865	Medusa Mining Ltd. (Australia)	854,132

		1,992,726

	Health Care Equipment 2.7%
79,000	AtriCure, Inc.*	769,460
80,000	Cardica, Inc. PIPE* ***	155,200
36,500	Cyberonics, Inc.*	1,032,950
29,400	DiaSorin S.p.A. (Italy)	1,089,822
89,514	Immunodiagnostic Systems Holdings plc (United Kingdom)	1,443,060
3,901,161	LMA International N.V. (Singapore)	866,244

		5,356,736

	Health Care Facilities 1.0%
53,261	AmSurg Corp.*	1,198,372
300,000	Life Healthcare Group Holdings Ltd. (South Africa)	718,946

		1,917,318

	Health Care Services 3.0%
26,480	Catalyst Health Solutions, Inc.*	1,527,631
18,314	CorVel Corp.*	778,345
200,500	Diagnosticos da America S.A. (Brazil)	1,709,408
36,375	IPC The Hospitalist Co., Inc.*	1,298,224
9,900	MEDNAX, Inc.*	620,136

		5,933,744

	Health Care Technology 1.0%
22,500	athenahealth, Inc.*	1,339,875
10,600	Computer Programs and Systems, Inc.	701,190

		2,041,065

	Home Improvement Retail 0.8%
2,850,000	Ace Hardware Indonesia (Indonesia)	1,065,347
138,200	Swedol AB, Class B (Sweden)	511,167

		1,576,514

	Homefurnishing Retail 0.8%
42,600	Aaron’s, Inc.	1,075,650
66,000	Lewis Group Ltd. (South Africa)	572,098

		1,647,748

	Human Resource & Employment Services 0.5%
175,300	Michael Page International plc (United Kingdom)	1,002,761

Shares		Value

	Industrial Machinery 2.4%
4,100	Burckhardt Compression Holding AG (Switzerland)	$809,607
31,996	Graco, Inc.	1,092,343
39,255	IDEX Corp.	1,223,186
2,200	Rational AG (Germany)	495,949
28,400	Rotork plc (United Kingdom)	686,061
41,100	Weg S.A. (Brazil)	409,795

		4,716,941

	Internet Retail 0.7%
41,500	Start Today Co. Ltd. (Japan)	900,383
40,000	Yoox S.p.A.* (Italy)	515,006

		1,415,389

	Internet Software & Services 2.7%
46,365	Akamai Technologies, Inc.*	921,736
12,100	Daum Communications Corp. (Korea)	1,450,962
106,512	Envestnet, Inc.*	1,065,120
66,600	Neurones (France)	678,639
1,353,880	Pacific Online Ltd. (China)	709,740
20,415	Vistaprint N.V.*	551,817

		5,378,014

	Investment Banking & Brokerage 0.2%
390	GCA Savvian Group Corp. (Japan)	472,814

	IT Consulting & Other Services 1.3%
47,175	Alten Ltd. (France)	1,279,220
960,000	CSE Global Ltd. (Singapore)	601,713
1,675	Future Architect, Inc. (Japan)	719,085

		2,600,018

	Leisure Facilities 0.7%
40,380	Life Time Fitness, Inc.*	1,488,003

	Life Sciences Tools & Services 3.4%
55,400	CMIC Co. Ltd. (Japan)	989,223
41,835	Covance, Inc.*	1,901,400
641	EPS Co. Ltd. (Japan)	1,458,194
89,700	ICON plc ADR* (Ireland)	1,442,376
15,490	Techne Corp.	1,053,475

		6,844,668

	Oil & Gas Equipment & Services 2.4%
6,900	Core Laboratories N.V.	619,827
12,810	Dril-Quip, Inc.*	690,587
42,300	Gulf Island Fabrication, Inc.	874,764
26,900	Pason Systems, Inc. (Canada)	344,428
25,300	Petrofac Ltd. (United Kingdom)	469,709
4,600	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	315,052
28,950	ShawCor Ltd., Class A (Canada)	677,068
38,700	TGS-NOPEC Geophysical Co. ASA (Norway)	722,172

		4,713,607

	Oil & Gas Exploration & Production 2.3%
486,000	Afren plc* (Nigeria)	611,943
100,000	Coastal Energy Co.* (United Kingdom)	922,811
55,600	Gran Tierra Energy, Inc.* (Colombia)	265,212
57,030	Northern Oil and Gas, Inc.*	1,105,812
27,500	Petrominerales Ltd. (Colombia)	544,554
96,700	Premier Oil plc* (United Kingdom)	521,769
83,000	Westfire Energy Ltd.* (Canada)	335,893
45,000	Zhaikmunai L.P. GDR* (Kazakhstan)	331,085

		4,639,079

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Other Diversified Financial Services 0.4%
31,513	Intergroup Financial Services Corp. (Peru)	$734,253

	Packaged Foods & Meats 0.8%
5,500	GlaxoSmithKline Consumer Healthcare Ltd. (India)	266,156
418,291	Hsu Fu Chi International Ltd. (China)	1,345,648

		1,611,804

	Personal Products 0.1%
11,105	Natura Cosmeticos S.A. (Brazil)	189,475

	Precious Metals & Minerals 0.3%
18,800	Pan American Silver Corp. (Canada)	510,164

	Property & Casualty Insurance 0.5%
502,725	Beazley plc (United Kingdom)	910,011

	Regional Banks 0.5%
8,500	Canadian Western Bank (Canada)	209,824
15,265	Signature Bank*	728,599

		938,423

	Research & Consulting Services 3.7%
12,000	Bertrandt AG (Germany)	573,025
10,375	Bureau Veritas S.A. (France)	748,955
5,525	Campbell Brothers Ltd. (Australia)	221,189
74,730	CRA International, Inc.*	1,495,347
61,100	Huron Consulting Group, Inc.*	1,902,043
22,605	IHS, Inc., Class A*	1,691,080
150	Nihon M&A Center, Inc. (Japan)	858,056

		7,489,695

	Restaurants 1.0%
387,000	Ajisen China Holdings Ltd. (China)	442,605
1,035,000	KFC Holdings Malaysia Berhad (Malaysia)	1,066,465
12,059	Tim Hortons, Inc. (Canada)	564,636

		2,073,706

	Semiconductor Equipment 0.5%
29,720	Eugene Technology Co. Ltd. (Korea)	335,181
30,133	Koh Young Technology, Inc. (Korea)	589,557

		924,738

	Semiconductors 8.9%
10,505	BCD Semiconductor Manufacturing Ltd. ADR* (China)	52,525
24,950	Hittite Microwave Corp.*	1,215,065
74,900	Linear Technology Corp.	2,070,985
315,100	Melexis N.V. (Belgium)	3,840,423
171,500	Micrel, Inc.	1,624,105
43,000	Microchip Technology, Inc.	1,337,730
35,665	NetLogic Microsystems, Inc.*	1,715,843
553,314	O2Micro International Ltd. ADR* (China)	2,307,319
80,100	Power Integrations, Inc.	2,451,861
584,535	Sporton International, Inc. (Taiwan)	1,209,119

		17,824,975

	Specialized Finance 2.9%
18,000	Crisil Ltd. (India)	309,390
181,585	JSE Ltd. (South Africa)	1,446,967
45,605	MSCI, Inc., Class A*	1,383,200
139,395	Oslo Bors VPS Holding ASA (Norway)	1,648,599
16,300	Portfolio Recovery Associates, Inc.*	1,014,186

		5,802,342

Shares		Value

	Specialty Chemicals 0.9%
21,870	C. Uyemura & Co. Ltd. (Japan)	$792,678
2,091,000	EcoGreen Fine Chemical Group Ltd. (Hong Kong)	448,152
15,700	TechnoSemiChem Co. Ltd. (Korea)	530,445

		1,771,275

	Specialty Stores 1.1%
34,618	Hibbett Sports, Inc.*	1,173,204
503,315	L’Occitane International S.A.* (Luxembourg)	1,015,061

		2,188,265

	Steel 0.7%
116,500	Ferrexpo plc (United Kingdom)	477,341
12,845	Haynes International, Inc.	558,115
75,272	MOIL Ltd. (India)	429,068

		1,464,524

	Systems Software 1.7%
17,620	NetSuite, Inc.*	475,916
63,500	OPNET Technologies, Inc.	2,216,785
29,201	Sourcefire, Inc.*	781,419

		3,474,120

	Thrifts & Mortgage Finance 1.1%
18,475	Home Capital Group, Inc. (Canada)	774,305
23,000	Housing Development Finance Corp. Ltd. (India)	299,939
264,500	LIC Housing Finance Ltd. (India)	1,129,788

		2,204,032

	Trading Companies & Distributors 5.6%
85,779	Indutrade AB (Sweden)	2,056,812
23,500	MISUMI Group, Inc. (Japan)	522,911
263,460	MonotaRO Co. Ltd. (Japan)	2,649,488
45,520	MSC Industrial Direct Co., Inc., Class A	2,570,059
88,605	Richelieu Hardware Ltd. (Canada)	2,114,834
7,780	Thermador Groupe (France)	1,226,863

		11,140,967

	Trucking 3.4%
36,600	J.B. Hunt Transport Services, Inc.	1,321,992
154,855	Knight Transportation, Inc.	2,061,120
45,685	Old Dominion Freight Line, Inc.*	1,323,495
128,000	Tegma Gestao Logistica (Brazil)	1,392,269
39,000	Trancom Co. Ltd. (Japan)	793,679

		6,892,555

	Total Common Stocks (cost $172,500,661)	195,078,867

	WARRANTS 0.0%

	Health Care Equipment 0.0%
40,000	Cardica, Inc., expiring 9/29/14* *** †	27,200

	Restaurants 0.0%
29,600	KFC Holdings Malaysia Berhad, expiring 9/14/15* (Malaysia)	9,643

	Total Warrants (cost $5,000)	36,843

SEPTEMBER 30, 2011

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.7%

	Repurchase Agreement 1.7%
$3,428,764	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $3,520,000 of United States Treasury Notes 1.375% due 9/30/18; value: $3,498,000; repurchase proceeds: $3,428,767 (cost $3,428,764)	$3,428,764

	Total Short-Term Investments (cost $3,428,764)	3,428,764

	Total Investments (cost $175,934,425) 99.3%§	198,544,474

	Other Assets less Liabilities 0.7%	1,310,319

	NET ASSETS 100.0%	$199,854,793

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 46.04%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At September 30, 2011, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.8
Austria	0.2
Belgium	2.0
Brazil	1.9
Canada	3.7
China	3.0
Colombia	0.4
Denmark	0.1
Finland	0.7
France	2.3
Germany	4.7
Hong Kong	0.2
India	5.4
Indonesia	1.6
Ireland	1.5
Italy	0.8
Japan	6.9
Kazakhstan	0.2
Korea	2.5
Luxembourg	0.5
Malaysia	0.6
Mexico	0.2
Nigeria	0.3
Norway	1.2
Peru	0.4
Poland	0.3
Singapore	1.5
South Africa	3.3
Sweden	1.3
Switzerland	0.4
Taiwan	0.9
Turkey	0.6
United Arab Emirates	0.8
United Kingdom	8.7
United States	40.1

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.1%

	Aerospace & Defense 2.1%
18,510	TransDigm Group, Inc.*	$1,511,712

	Air Freight & Logistics 3.5%
19,630	C.H. Robinson Worldwide, Inc.	1,344,066
29,835	Expeditors International of Washington, Inc.	1,209,809

		2,553,875

	Apparel Retail 4.1%
38,165	Ross Stores, Inc.	3,003,204

	Application Software 3.5%
51,680	ANSYS, Inc.*	2,534,387

	Asset Management & Custody Banks 3.0%
59,010	SEI Investments Co.	907,574
26,140	T. Rowe Price Group, Inc.	1,248,708

		2,156,282

	Automotive Retail 1.2%
12,733	O’Reilly Automotive, Inc.*	848,400

	Data Processing & Outsourced Services 2.4%
18,595	Alliance Data Systems Corp.*	1,723,757

	Distributors 3.6%
108,390	LKQ Corp.*	2,618,702

	Diversified Metals & Mining 0.9%
11,790	BHP Billiton plc ADR (United Kingdom)	625,813

	Diversified Support Services 4.6%
85,720	Copart, Inc.*	3,353,366

	Electronic Components 3.8%
68,390	Amphenol Corp., Class A	2,788,260

	Environmental & Facilities Services 1.6%
14,465	Stericycle, Inc.*	1,167,615

	Health Care Equipment 3.0%
60,950	St. Jude Medical, Inc.	2,205,780

	Health Care Services 3.1%
38,367	Catalyst Health Solutions, Inc.*	2,213,392

	Industrial Machinery 2.2%
52,155	IDEX Corp.	1,625,150

	IT Consulting & Other Services 4.8%
55,990	Cognizant Technology Solutions Corp., Class A*	3,510,573

	Life Sciences Tools & Services 3.1%
49,420	Covance, Inc.*	2,246,139

	Multi-Line Insurance 1.0%
27,165	HCC Insurance Holdings, Inc.	734,813

	Oil & Gas Equipment & Services 2.3%
18,405	Core Laboratories N.V.	1,653,321

	Oil & Gas Exploration & Production 3.1%
135,671	SandRidge Energy, Inc.*	754,331
54,515	Ultra Petroleum Corp.*	1,511,156

		2,265,487

	Personal Products 1.2%
15,858	Herbalife Ltd.	849,989

Shares		Value

	Pharmaceuticals 1.1%
21,235	Teva Pharmaceutical Industries Ltd. ADR (Israel)	$790,367

	Regional Banks 2.1%
31,825	Signature Bank*	1,519,007

	Research & Consulting Services 4.7%
45,500	IHS, Inc., Class A*	3,403,855

	Restaurants 3.7%
58,655	Tim Hortons, Inc. (Canada)	2,714,553

	Semiconductors 11.5%
73,395	Altera Corp.	2,314,145
112,500	Linear Technology Corp.	3,110,625
56,785	Microchip Technology, Inc.	1,766,581
33,690	Silicon Laboratories, Inc.*	1,128,952

		8,320,303

	Specialized Finance 6.1%
149,700	BM&F BOVESPA S.A. (Brazil)	701,606
12,138	IntercontinentalExchange, Inc.*	1,435,440
52,435	MSCI, Inc., Class A*	1,590,354
234,410	Power Finance Corp. Ltd. (India)	714,515

		4,441,915

	Trading Companies & Distributors 4.4%
42,645	Fastenal Co.	1,419,226
31,185	MSC Industrial Direct Co., Inc., Class A	1,760,705

		3,179,931

	Trucking 2.4%
48,983	J.B. Hunt Transport Services, Inc.	1,769,266

	Wireless Telecommunication Services 2.0%
52,808	NII Holdings, Inc.*	1,423,176

	Total Common Stocks (cost $60,959,143)	69,752,390

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.9%

	Repurchase Agreement 3.9%
$2,841,875	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $2,580,000 of United States Treasury Notes 3.125% due 5/15/19; value: $2,899,275; repurchase proceeds: $2,841,878 (cost $2,841,875)	$2,841,875

	Total Short-Term Investments (cost $2,841,875)	2,841,875

	Total Investments (cost $63,801,018) 100.0%§	72,594,265

	Liabilities less Other Assets (<0.1%)	(33,351)

	NET ASSETS 100.0%	$72,560,914

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.98%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

SEPTEMBER 30, 2011

At September 30, 2011, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	1.0
Canada	3.9
India	1.0
Israel	1.1
United Kingdom	0.9
United States	92.1

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 98.6%

	Aerospace & Defense 0.7%
110,491	Kongsberg Gruppen ASA (Norway)	$1,918,673

	Agricultural Products 0.9%
1,229,400	PT Astra Agro Lestari Tbk (Indonesia)	2,664,271

	Apparel Retail 2.2%
204,220	Cia. Hering (Brazil)	3,420,181
310,160	Truworths International Ltd. (South Africa)	2,705,340

		6,125,521

	Application Software 2.5%
194,662	Computer Modelling Group Ltd. (Canada)	2,490,581
103,855	Fidessa Group plc (United Kingdom)	2,552,015
13,407	SimCorp A/S (Denmark)	1,931,505

		6,974,101

	Asset Management & Custody Banks 3.6%
1,012,665	Aberdeen Asset Management plc (United Kingdom)	2,721,691
220,645	CETIP S.A. (Brazil)	2,764,680
15,070	Partners Group Holding AG (Switzerland)	2,488,346
20,210	VZ Holding AG (Switzerland)	2,029,838

		10,004,555

	Auto Parts & Equipment 1.1%
21,195	Bosch Ltd. (India)	3,041,485

	Automotive Retail 1.1%
380,415	ARB Corp. Ltd. (Australia)	2,983,481

	Biotechnology 2.0%
983,250	Abcam plc (United Kingdom)	5,568,892

	Brewers 1.1%
275,590	Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey)	3,186,899

	Casinos & Gaming 3.1%
2,846,430	Galaxy Entertainment Group Ltd.* (Hong Kong)	4,114,132
2,626,370	SJM Holdings Ltd. (Hong Kong)	4,652,897

		8,767,029

	Catalog Retail 1.4%
32,755	Hyundai Home Shopping Network Corp. (Korea)	3,800,153

	Coal & Consumable Fuels 3.1%
2,503,700	PT Harum Energy Tbk (Indonesia)	1,996,226
809,245	PT Indo Tambangraya Megah (Indonesia)	3,565,980
1,721,385	PT Tambang Batubara Bukit Asam Tbk (Indonesia)	3,252,681

		8,814,887

	Commodity Chemicals 0.8%
1,030,100	TSRC Corp. (Taiwan)	2,247,939

	Construction & Engineering 1.3%
516,640	Kentz Corp. Ltd. (Ireland)	3,638,432

	Construction Materials 3.1%
2,545,000	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	4,007,503
4,900,335	PT Semen Gresik (Persero) Tbk (Indonesia)	4,586,483

		8,593,986

Shares		Value

	Consumer Finance 3.0%
1,567,200	Banco Compartamos S.A.B. de C.V. (Mexico)	$2,121,125
481,100	Mahindra & Mahindra Financial Services Ltd. (India)	6,412,459

		8,533,584

	Data Processing & Outsourced Services 3.7%
825	GMO Payment Gateway, Inc. (Japan)	3,858,767
425,418	Wirecard AG (Germany)	6,535,959

		10,394,726

	Department Stores 1.6%
87,500	Lojas Renner S.A. (Brazil)	2,363,037
193,700	Marisa Lojas S.A. (Brazil)	2,240,124

		4,603,161

	Distributors 1.4%
3,910,607	Dah Chong Hong Holdings Ltd. (Hong Kong)	3,999,059

	Diversified Banks 2.8%
688,805	Allahabad Bank Ltd. (India)	2,206,177
300,017	Bank of N.T. Butterfield & Son Ltd. (The)* (Bermuda)	414,023
10,147,710	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	3,804,710
737,793	Security Bank Corp. (Philippines)	1,459,190

		7,884,100

	Electronic Components 0.9%
314,122	Partron Co. Ltd. (Korea)	2,432,684

	Electronic Equipment & Instruments 2.6%
1,462,520	Chroma ATE, Inc. (Taiwan)	2,996,784
550,463	Halma plc (United Kingdom)	2,700,425
121,085	Oxford Instruments plc (United Kingdom)	1,523,993

		7,221,202

	Fertilizers & Agricultural Chemicals 0.6%
500,900	Rallis India Ltd. (India)	1,761,598

	Food Retail 3.5%
102,270	BIM Birlesik Magazalar AS (Turkey)	2,820,666
1,682,000	CP ALL Public Co. Ltd.*** (Thailand)	2,597,265
263,590	Eurocash S.A. (Poland)	1,880,228
182,500	Shoprite Holdings Ltd. (South Africa)	2,564,244

		9,862,403

	General Merchandise Stores 0.8%
499,940	Clicks Group Ltd. (South Africa)	2,324,899

	Gold 2.1%
320,450	Koza Altin Isletmeleri AS (Turkey)	3,820,548
319,665	Medusa Mining Ltd. (Australia)	2,102,461

		5,923,009

	Health Care Equipment 4.1%
78,298	DiaSorin S.p.A. (Italy)	2,902,413
106,780	Elekta AB, Class B (Sweden)	4,045,256
276,896	Immunodiagnostic Systems Holdings plc (United Kingdom)	4,463,855

		11,411,524

	Health Care Services 0.6%
180,645	Diagnosticos da America S.A. (Brazil)	1,540,130

SEPTEMBER 30, 2011

Shares		Value

	Health Care Supplies 1.0%
224,005	St. Shine Optical Co. Ltd. (Taiwan)	$2,734,346

	Health Care Technology 0.2%
317,236	RaySearch Laboratories AB (Sweden)	649,953

	Human Resource & Employment Services 0.9%
444,845	Michael Page International plc (United Kingdom)	2,544,627

	Hypermarkets & Super Centers 1.0%
262,100	Big C Supercenter Public Co. Ltd. NVDR (Thailand)	948,252
544,660	Big C Supercenter Public Co. Ltd.*** (Thailand)	1,970,526

		2,918,778

	Industrial Gases 0.6%
30,690	OCI Materials Co. Ltd. (Korea)	1,769,529

	Industrial Machinery 4.6%
46,490	Andritz AG (Austria)	3,801,030
73,740	Konecranes Oyj (Finland)	1,488,238
316,429	Rotork plc (United Kingdom)	7,643,996

		12,933,264

	Internet Retail 3.6%
421,846	CDON Group AB* (Sweden)	1,556,661
216,030	Start Today Co. Ltd. (Japan)	4,686,982
303,814	Yoox S.p.A.* (Italy)	3,911,654

		10,155,297

	Internet Software & Services 1.4%
97,800	Kakaku.com, Inc. (Japan)	4,019,710

	IT Consulting & Other Services 0.4%
1,873,000	CSE Global Ltd. (Singapore)	1,173,967

	Marine Ports & Services 2.2%
3,999,600	International Container Terminal Services, Inc. (Philippines)	4,243,092
146,800	Santos Brasil Participacoes S.A.** (Brazil)	1,878,539

		6,121,631

	Multi-Sector Holdings 1.7%
5,453,990	First Pacific Co. Ltd. (Hong Kong)	4,813,825

	Oil & Gas Equipment & Services 2.0%
16,025	Core Laboratories N.V.	1,439,526
107,135	ShawCor Ltd., Class A (Canada)	2,505,618
90,140	TGS-NOPEC Geophysical Co. ASA (Norway)	1,682,083

		5,627,227

	Oil & Gas Exploration & Production 3.8%
1,174,300	Afren plc* (Nigeria)	1,478,610
341,056	Exillon Energy plc* (United Arab Emirates)	1,073,877
378,245	Gran Tierra Energy, Inc.* (Colombia)	1,804,229
82,030	Petrominerales Ltd. (Colombia)	1,624,356
1,878,918	PetroNeft Resources plc* (United Kingdom)	654,326
274,496	Premier Oil plc* (United Kingdom)	1,481,112
148,940	Transglobe Energy Corp.* (Canada)	1,208,357
182,385	Zhaikmunai L.P. GDR* (Kazakhstan)	1,341,886

		10,666,753

Shares		Value

	Packaged Foods & Meats 1.9%
62,642	GlaxoSmithKline Consumer Healthcare Ltd. (India)	$3,031,374
537,580	Hsu Fu Chi International Ltd. (China)	1,729,402
836,637	Vitasoy International Holdings Ltd. (Hong Kong)	533,577

		5,294,353

	Personal Products 0.5%
175,205	Godrej Consumer Products Ltd. (India)	1,423,077

	Pharmaceuticals 1.2%
9,376,810	PT Kalbe Farma Tbk (Indonesia)	3,433,031

	Precious Metals & Minerals 0.6%
63,878	Pan American Silver Corp. (Canada)	1,733,419

	Publishing 2.2%
260,045	REA Group Ltd. (Australia)	2,926,804
177,420	Rightmove plc (United Kingdom)	3,297,422

		6,224,226

	Research & Consulting Services 2.3%
147,525	AF AB, Class B (Sweden)	2,155,994
107,815	Campbell Brothers Ltd. (Australia)	4,316,280

		6,472,274

	Specialized Finance 1.4%
238,245	JSE Ltd. (South Africa)	1,898,464
175,900	Oslo Bors VPS Holding ASA (Norway)	2,080,337

		3,978,801

	Specialty Chemicals 1.0%
86,560	TechnoSemiChem Co. Ltd. (Korea)	2,924,545

	Specialty Stores 1.5%
1,332,970	L’Occitane International S.A.* (Luxembourg)	2,688,267
2,575,000	Sa Sa International Holdings Ltd. (Hong Kong)	1,526,963

		4,215,230

	Steel 0.6%
297,423	MOIL Ltd. (India)	1,695,379

	Thrifts & Mortgage Finance 4.1%
725,370	Dewan Housing Finance Corp. Ltd. (India)	3,462,758
631,569	Gruh Finance Ltd. (India)	6,318,914
44,355	Home Capital Group, Inc. (Canada)	1,858,962

		11,640,634

	Trading Companies & Distributors 2.2%
178,555	iMarketKorea, Inc. (Korea)	2,318,656
379,880	MonotaRO Co. Ltd. (Japan)	3,820,267

		6,138,923

	Total Common Stocks (cost $267,943,775)	277,525,182

	PREFERRED STOCKS 0.6%

	Diversified Banks 0.6%
190,000	Banco do Estado do Rio Grande do Sul S.A., Series B Pfd. (Brazil)	1,620,901
74,058	Bank of N.T. Butterfield & Son Ltd. (The) Pfd.* *** (Bermuda)	102,200

		1,723,101

	Total Preferred Stocks (cost $1,560,191)	1,723,101

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)	SEPTEMBER 30, 2011

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$1,274,075	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $1,310,000 of United States Treasury Notes 1.375% due 9/30/18; value: $1,301,813; repurchase proceeds: $1,274,076 (cost $1,274,075)	$1,274,075

	Total Short-Term Investments (cost $1,274,075)	1,274,075

	Total Investments (cost $270,778,041) 99.7%§	280,522,358

	Other Assets less Liabilities 0.3%	958,756

	NET ASSETS 100.0%	$281,481,114

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 79.09%.

GDR Global Depositary Receipt.

NVDR Non-Voting Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2011, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	4.4
Austria	1.4
Bermuda	0.2
Brazil	5.7
Canada	3.5
China	0.6
Colombia	1.2
Denmark	0.7
Finland	0.5
Germany	2.3
Hong Kong	7.0
India	10.5
Indonesia	9.8
Ireland	1.3
Italy	2.4
Japan	5.9
Kazakhstan	0.5
Korea	4.8
Luxembourg	1.0
Mexico	0.8
Nigeria	0.5
Norway	2.0
Philippines	2.0
Poland	0.7
Singapore	0.4
South Africa	3.4
Sweden	3.0
Switzerland	1.6
Taiwan	2.9
Thailand	2.0
Turkey	3.5
United Arab Emirates	0.4
United Kingdom	12.6
United States	0.5

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments	SEPTEMBER 30, 2011

Shares		Value

	COMMON STOCKS 89.0%

	Advertising 0.6%
19,406	1000mercis (France)	$964,435

	Agricultural Products 0.5%
2,250,000	PT Sampoerna Agro Tbk (Indonesia)	735,013

	Air Freight & Logistics 1.8%
3,570,901	Aramex PJSC (United Arab Emirates)	1,731,908
927,084	Goodpack Ltd. (Singapore)	1,074,477

		2,806,385

	Apparel Retail 1.7%
60,000	Cia. Hering (Brazil)	1,004,852
1,415,905	IT Ltd. (Hong Kong)	875,735
2,435,225	Padini Holdings Berhad (Malaysia)	655,196

		2,535,783

	Apparel, Accessories & Luxury Goods 4.8%
235,108	China Lilang Ltd. (China)	229,530
36,908	Gerry Weber International AG (Germany)	1,054,591
44,909	LG Fashion Corp. (Korea)	1,521,159
142,870	Lovable Lingerie Ltd. (India)	1,322,117
188,003	Ports Design Ltd. (China)	291,036
145,300	Restoque Comercio e Confeccoes de Roupas S.A.* (Brazil)	1,615,305
109,025	Ted Baker plc (United Kingdom)	1,176,330

		7,210,068

	Application Software 0.5%
774,240	Technology One Ltd. (Australia)	794,114

	Auto Parts & Equipment 1.2%
69,407	WABCO-TVS India Ltd. (India)	1,809,444

	Biotechnology 1.1%
291,620	Abcam plc (United Kingdom)	1,651,666

	Brewers 1.9%
362,475	Carlsberg Brewery Malaysia Berhad (Malaysia)	728,616
102,990	Olvi Oyj, Class A (Finland)	2,109,561

		2,838,177

	Building Products 0.9%
816,500	Dynasty Ceramic Public Co. Ltd.*** (Thailand)	1,339,601

	Catalog Retail 1.1%
14,240	Hyundai Home Shopping Network Corp. (Korea)	1,652,089

	Coal & Consumable Fuels 1.3%
3,842,115	PT Resource Alam Indonesia Tbk (Indonesia)	2,032,208

	Commodity Chemicals 2.8%
848,568	Berger Paints India Ltd. (India)	1,712,609
114,465	Tikkurila Oyj (Finland)	1,952,749
48,810	Tokai Carbon Korea Co. Ltd. (Korea)	531,473

		4,196,831

	Computer Hardware 0.5%
276,006	Advantech Co. Ltd. (Taiwan)	725,021

	Construction & Engineering 2.0%
190,615	Kentz Corp. Ltd. (Ireland)	1,342,404
144,478	Lycopodium Ltd. (Australia)	783,474
499,660	Shaft Sinkers Holdings plc* (South Africa)	969,734

		3,095,612

Shares		Value

	Construction & Farm Machinery & Heavy Trucks 1.9%
32,345	Eicher Motors Ltd. (India)	$1,056,164
18,305	Faiveley Transport (France)	1,102,640
68,308	VST Tillers Tractors Ltd. (India)	734,293

		2,893,097

	Construction Materials 0.9%
6,997,973	Diamond Building Products Public Co. Ltd.*** (Thailand)	1,339,487

	Data Processing & Outsourced Services 1.1%
108,185	Wirecard AG (Germany)	1,662,113

	Distributors 0.7%
2,382,000	PT Sumber Alfaria Trijaya Tbk (Indonesia)	995,708

	Diversified Banks 1.1%
3,713,575	South Indian Bank Ltd. (India)	1,683,238

	Diversified Metals & Mining 0.4%
580,000	Metorex Ltd.* (South Africa)	573,987

	Electrical Components & Equipment 0.6%
204,900	Amara Raja Batteries Ltd. (India)	876,787

	Electronic Equipment & Instruments 1.5%
39,500	Beijer Electronics AB (Sweden)	330,449
7,155	Honeywell Automation India Ltd. (India)	382,023
121,960	Oxford Instruments plc (United Kingdom)	1,535,006

		2,247,478

	Environmental & Facilities Services 0.8%
465,656	RPS Group plc (United Kingdom)	1,188,930

	Food Retail 0.4%
1,595,676	BreadTalk Group Ltd. (Singapore)	575,078

	Footwear 1.7%
616,979	Anta Sports Products Ltd. (China)	712,912
139,320	Bata India Ltd. (India)	1,841,850

		2,554,762

	General Merchandise Stores 1.8%
5,701,500	PT Mitra Adiperkasa Tbk (Indonesia)	2,760,616

	Gold 1.9%
475,755	Highland Gold Mining Ltd.* (United Kingdom)	1,190,843
139,704	Koza Altin Isletmeleri AS (Turkey)	1,665,614

		2,856,457

	Health Care Equipment 1.2%
117,472	Immunodiagnostic Systems Holdings plc (United Kingdom)	1,893,773

	Health Care Facilities 1.9%
1,719,730	KPJ Healthcare Berhad (Malaysia)	2,143,174
469,385	Raffles Medical Group Ltd. (Singapore)	801,730

		2,944,904

	Health Care Supplies 0.8%
19,706	Sartorius Stedim Biotech (France)	1,195,797

	Health Care Technology 0.6%
107,351	Craneware plc (United Kingdom)	982,148

	Homefurnishing Retail 0.5%
81,205	Lewis Group Ltd. (South Africa)	703,898

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Shares		Value

	Industrial Gases 0.4%
102,640	SOL S.p.A. (Italy)	$662,841

	Industrial Machinery 3.7%
3,726	Burckhardt Compression Holding AG (Switzerland)	735,755
39,200	FAG Bearings India Ltd. (India)	935,516
134,855	Hy-Lok Corp. (Korea)	1,737,301
26,256	Kennametal India Ltd. (India)	421,457
132,047	SKF India Ltd. (India)	1,804,904

		5,634,933

	Internet Retail 2.4%
289,320	CDON Group AB* (Sweden)	1,067,624
45,752	Start Today Co. Ltd. (Japan)	992,635
117,608	Yoox S.p.A.* (Italy)	1,514,222

		3,574,481

	Internet Software & Services 4.0%
18,647	Daum Communications Corp. (Korea)	2,236,040
76,000	Kakaku.com, Inc. (Japan)	3,123,701
1,446,680	Pacific Online Ltd. (China)	758,388

		6,118,129

	IT Consulting & Other Services 3.9%
73,692	CMC Ltd. (India)	1,242,916
1,299,538	CSE Global Ltd. (Singapore)	814,530
580,525	EOH Holdings Ltd. (South Africa)	1,630,189
279,000	HiQ International AB* (Sweden)	1,039,109
3,935,000	PT Astra Graphia Tbk (Indonesia)	438,373
130,420	SMS Management & Technology Ltd. (Australia)	680,487

		5,845,604

	Oil & Gas Equipment & Services 0.6%
71,134	Pason Systems, Inc. (Canada)	910,800

	Oil & Gas Exploration & Production 4.3%
766,591	Afren plc* (Nigeria)	965,247
205,905	Coastal Energy Co.* (United Kingdom)	1,900,113
190,095	Exillon Energy plc* (United Arab Emirates)	598,549
269,711	Gran Tierra Energy, Inc.* (Colombia)	1,286,521
1,497,446	PetroNeft Resources plc* (United Kingdom)	521,480
149,050	Transglobe Energy Corp.* (Canada)	1,209,249

		6,481,159

	Packaged Foods & Meats 5.1%
455,000	Biostime International Holdings Ltd. (China)	756,137
400,000	Grupo Herdez S.A.B. (Mexico)	707,402
183,660	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	1,438,836
2,642,000	PT Nippon Indosari Corpindo Tbk (Indonesia)	889,175
594,537	Standard Foods Corp. (Taiwan)	1,603,366
1,269,000	Super Group Ltd. (Singapore)	1,518,496
421,363	Vitasoy International Holdings Ltd. (Hong Kong)	268,730
58,000	Zydus Wellness Ltd. (India)	631,893

		7,814,035

Shares		Value

	Regional Banks 0.7%
42,577	Canadian Western Bank (Canada)	$1,051,021

	Research & Consulting Services 1.9%
90,200	AF AB, Class B (Sweden)	1,318,222
19,573	Bertrandt AG (Germany)	934,652
45,987	eClerx Services Ltd. (India)	677,388

		2,930,262

	Restaurants 2.1%
136,000	Famous Brands Ltd. (South Africa)	715,685
1,115,444	KFC Holdings Malaysia Berhad (Malaysia)	1,149,355
72,900	S&P Syndicate Public Co. Ltd.*** (Thailand)	164,163
16,665	Shinsegae Food Co. Ltd. (Korea)	1,092,235

		3,121,438

	Semiconductor Equipment 0.7%
55,410	Koh Young Technology, Inc. (Korea)	1,084,106

	Semiconductors 2.1%
81,192	Hana Micron, Inc. (Korea)	553,498
104,408	Melexis N.V. (Belgium)	1,272,519
638,531	Sporton International, Inc. (Taiwan)	1,320,811

		3,146,828

	Specialized Finance 2.5%
84,107	JSE Ltd. (South Africa)	670,210
132,600	Oslo Bors VPS Holding ASA (Norway)	1,568,235
117,770	Warsaw Stock Exchange (Poland)	1,506,287

		3,744,732

	Specialty Chemicals 2.0%
656,385	DuluxGroup Ltd. (Australia)	1,589,233
44,609	TechnoSemiChem Co. Ltd. (Korea)	1,507,175

		3,096,408

	Steel 0.5%
127,344	MOIL Ltd. (India)	725,890

	Thrifts & Mortgage Finance 1.7%
346,704	Dewan Housing Finance Corp. Ltd. (India)	1,655,089
23,629	Home Capital Group, Inc. (Canada)	990,315

		2,645,404

	Tires & Rubber 0.8%
199,183	Goodyear India Ltd. (India)	1,202,491

	Tobacco 0.6%
13,669	Godfrey Phillips India Ltd. (India)	937,025

	Trading Companies & Distributors 5.7%
94,628	iMarketKorea, Inc. (Korea)	1,228,808
33,727	Indutrade AB (Sweden)	808,707
305,460	MonotaRO Co. Ltd. (Japan)	3,071,861
2,507,500	PT Hexindo Adiperkasa Tbk (Indonesia)	2,082,679
8,779	Thermador Groupe (France)	1,384,399

		8,576,454

	Trucking 0.8%
113,766	Tegma Gestao Logistica (Brazil)	1,237,444

	Total Common Stocks (cost $136,677,745)	134,856,190

SEPTEMBER 30, 2011

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.9%

	Repurchase Agreement 5.9%
$8,991,949	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $8,165,000 of United States Treasury Notes 3.125% due 5/15/19; value: $9,175,419; repurchase proceeds: $8,991,956 (cost $8,991,949)	$8,991,949

	Total Short-Term Investments (cost $8,991,949)	8,991,949

	Total Investments (cost $145,669,694) 94.9%§	143,848,139

	Other Assets less Liabilities 5.1%	7,720,482

	NET ASSETS 100.0%	$151,568,621

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 74.38%.

See Notes to Financial Statements.

At September 30, 2011, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	2.9
Belgium	0.9
Brazil	2.9
Canada	3.1
China	2.0
Colombia	1.0
Finland	3.0
France	3.4
Germany	2.7
Hong Kong	0.9
India	16.1
Indonesia	7.4
Ireland	1.0
Italy	1.6
Japan	5.3
Korea	9.7
Malaysia	3.5
Mexico	0.5
Nigeria	0.7
Norway	1.2
Poland	1.1
Singapore	3.6
South Africa	3.9
Sweden	3.4
Switzerland	0.5
Taiwan	2.7
Thailand	2.1
Turkey	2.3
United Arab Emirates	1.7
United Kingdom	8.9

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX) — Schedule of Investments (formerly Wasatch-1st Source Income Equity Fund)

Shares		Value

	COMMON STOCKS 96.2%

	Aerospace & Defense 4.2%
355,000	L-3 Communications Holdings, Inc.	$21,999,350
523,245	Raytheon Co.	21,385,023
398,000	Rockwell Collins, Inc.	20,998,480

		64,382,853

	Agricultural Products 1.6%
1,006,000	Archer Daniels Midland Co.	24,958,860

	Asset Management & Custody Banks 2.4%
130,400	BlackRock, Inc.	19,300,504
495,000	Northern Trust Corp.	17,315,100

		36,615,604

	Auto Parts & Equipment 1.2%
730,000	Johnson Controls, Inc.	19,250,100

	Coal & Consumable Fuels 0.6%
487,350	Cameco Corp. (Canada)	8,928,252

	Communications Equipment 1.3%
575,083	Harris Corp.	19,650,586

	Computer & Electronics Retail 1.3%
891,000	Best Buy Co., Inc.	20,760,300

	Computer Hardware 1.0%
714,000	Hewlett-Packard Co.	16,029,300

	Construction & Engineering 1.1%
376,200	Fluor Corp.	17,512,110

	Construction & Farm Machinery & Heavy Trucks 1.0%
250,000	Deere & Co.	16,142,500

	Data Processing & Outsourced Services 1.1%
625,000	Computer Sciences Corp.	16,781,250

	Diversified Chemicals 0.9%
340,925	E.I. du Pont de Nemours and Co.	13,626,772

	Drug Retail 1.9%
700,000	CVS Caremark Corp.	23,506,000
191,570	Walgreen Co.	6,300,737

		29,806,737

	Electric Utilities 2.5%
973,000	Duke Energy Corp.	19,450,270
350,000	NextEra Energy, Inc.	18,907,000

		38,357,270

	Electrical Components & Equipment 1.2%
440,000	Emerson Electric Co.	18,176,400

	Electronic Components 0.7%
857,300	Corning, Inc.	10,596,228

	Environmental & Facilities Services 1.5%
725,190	Waste Management, Inc.	23,612,186

	Food Distributors 1.4%
841,440	Sysco Corp.	21,793,296

	Gold 1.7%
573,000	Barrick Gold Corp. (Canada)	26,730,450

	Health Care Distributors 1.5%
326,000	McKesson Corp.	23,700,200

Shares		Value

	Health Care Equipment 3.6%
196,000	C. R. Bard, Inc.	$17,157,840
640,305	Medtronic, Inc.	21,283,738
313,405	Zimmer Holdings, Inc.*	16,767,168

		55,208,746

	Home Improvement Retail 1.5%
686,000	Home Depot, Inc. (The)	22,548,820

	Household Products 1.5%
330,000	Kimberly-Clark Corp.	23,433,300

	Hypermarkets & Super Centers 1.8%
534,280	Wal-Mart Stores, Inc.	27,729,132

	Industrial Machinery 1.3%
312,000	Parker Hannifin Corp.	19,696,560

	Insurance Brokers 1.4%
811,290	Marsh & McLennan Cos., Inc.	21,531,637

	Integrated Oil & Gas 6.1%
308,000	Chevron Corp.	28,496,160
502,000	ConocoPhillips	31,786,640
467,000	Exxon Mobil Corp.	33,918,210

		94,201,010

	Integrated Telecommunication Services 3.7%
951,200	AT&T, Inc.	27,128,224
833,000	Verizon Communications, Inc.	30,654,400

		57,782,624

	Investment Banking & Brokerage 1.0%
159,000	Goldman Sachs Group, Inc. (The)	15,033,450

	Life & Health Insurance 2.2%
734,000	MetLife, Inc.	20,559,340
610,000	Unum Group	12,785,600

		33,344,940

	Multi-Line Insurance 2.0%
766,420	Genworth Financial, Inc., Class A*	4,399,251
773,370	Loews Corp.	26,719,933

		31,119,184

	Oil & Gas Drilling 2.6%
466,000	Ensco plc ADR (United Kingdom)	18,840,380
446,750	Transocean Ltd. (Switzerland)	21,327,845

		40,168,225

	Oil & Gas Equipment & Services 1.9%
294,195	National Oilwell Varco, Inc.	15,068,668
239,000	Schlumberger Ltd.	14,275,470

		29,344,138

	Oil & Gas Exploration & Production 3.3%
270,000	Anadarko Petroleum Corp.	17,023,500
835,895	Marathon Oil Corp.	18,038,614
558,000	Ultra Petroleum Corp.*	15,467,760

		50,529,874

	Oil & Gas Storage & Transportation 3.2%
900,000	Spectra Energy Corp.	22,077,000
1,130,000	Williams Cos., Inc. (The)	27,504,200

		49,581,200

SEPTEMBER 30, 2011

Shares		Value

	Other Diversified Financial Services 2.6%
1,989,500	Bank of America Corp.	$12,175,740
922,000	JPMorgan Chase & Co.	27,770,640

		39,946,380

	Packaged Foods & Meats 1.4%
423,575	HJ Heinz Co.	21,382,066

	Personal Products 0.9%
702,325	Avon Products, Inc.	13,765,570

	Pharmaceuticals 6.4%
519,000	Abbott Laboratories	26,541,660
390,000	Johnson & Johnson	24,846,900
792,000	Merck & Co., Inc.	25,906,320
1,214,000	Pfizer, Inc.	21,463,520

		98,758,400

	Property & Casualty Insurance 2.8%
737,860	Allstate Corp. (The)	17,479,904
538,000	Travelers Cos., Inc. (The)	26,216,740

		43,696,644

	Regional Banks 1.3%
435,000	PNC Financial Services Group, Inc.	20,962,650

	Semiconductors 3.4%
1,619,000	Intel Corp.	34,533,270
663,630	Texas Instruments, Inc.	17,685,740

		52,219,010

	Soft Drinks 1.2%
300,000	PepsiCo, Inc.	18,570,000

	Specialized Finance 0.4%
260,715	NYSE Euronext	6,059,017

	Specialized REITs 0.9%
864,000	Weyerhaeuser Co.	13,435,200

	Steel 1.8%
185,580	Cliffs Natural Resources, Inc.	9,496,129
564,000	Nucor Corp.	17,844,960

		27,341,089

	Systems Software 3.0%
955,300	Microsoft Corp.	23,777,417
1,435,340	Symantec Corp.*	23,396,042

		47,173,459

	Technology Distributors 1.5%
909,000	Avnet, Inc.*	23,706,720

	Water Utilities 1.4%
708,085	American Water Works Co., Inc.	21,370,005

	Total Common Stocks (cost $1,498,801,626)	1,487,050,304

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.6%

	Repurchase Agreement 3.6%
$56,097,106	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $57,580,000 of United States Treasury Notes 1.375% due 9/30/18; value: $57,220,125; repurchase proceeds: $56,097,153 (cost $56,097,106)	$56,097,106

	Total Short-Term Investments (cost $56,097,106)	56,097,106

	Total Investments (cost $1,554,898,732) 99.8%	1,543,147,410

	Other Assets less Liabilities 0.2%	3,323,315

	NET ASSETS 100.0%	$1,546,470,725

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2011, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.4
Switzerland	1.4
United Kingdom	1.3
United States	94.9

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX) — Schedule of Investments (formerly Wasatch-1st Source Long/Short Fund)

Shares		Value

	COMMON STOCKS 74.3%

	Agricultural Products 0.8%
270,000	Archer Daniels Midland Co.‡	$6,698,700

	Apparel Retail 0.7%
550,000	Chico’s FAS, Inc.‡	6,286,500

	Apparel, Accessories & Luxury Goods 1.8%
500,000	Carter’s, Inc.* ‡	15,270,000

	Automotive Retail 2.1%
150,000	Advance Auto Parts, Inc.‡	8,715,000
880,000	Pep Boys—Manny, Moe, & Jack (The)‡	8,685,600

		17,400,600

	Coal & Consumable Fuels 0.4%
100,000	CONSOL Energy, Inc.‡	3,393,000

	Communications Equipment 3.5%
400,000	Blue Coat Systems, Inc.* ‡	5,552,000
1,500,000	Cisco Systems, Inc.‡	23,235,000

		28,787,000

	Computer & Electronics Retail 3.2%
1,150,000	Best Buy Co., Inc.‡	26,795,000

	Computer Hardware 2.1%
1,447,300	Silicon Graphics International Corp.* ‡	17,251,816

	Computer Storage & Peripherals 0.3%
200,000	Electronics for Imaging, Inc.* ‡	2,694,000

	Construction & Engineering 0.9%
641,514	Insituform Technologies, Inc., Class A* ‡	7,428,732

	Data Processing & Outsourced Services 7.2%
3,700,000	Convergys Corp.* ‡	34,706,000
300,000	Visa, Inc., Class A‡	25,716,000

		60,422,000

	Environmental & Facilities Services 2.8%
500,000	Republic Services, Inc.‡	14,030,000
275,000	Waste Management, Inc.‡	8,954,000

		22,984,000

	Fertilizers & Agricultural Chemicals 1.0%
140,000	Monsanto Co.‡	8,405,600

	General Merchandise Stores 1.5%
250,000	Target Corp.‡	12,260,000

	Gold 6.4%
125,000	Agnico-Eagle Mines Ltd. (Canada)	7,440,000
400,000	Newmont Mining Corp.‡	25,160,000
1,500,000	Yamana Gold, Inc.‡ (Canada)	20,490,000

		53,090,000

	Health Care Equipment 2.3%
200,000	Medtronic, Inc.‡	6,648,000
1,600,000	Symmetry Medical, Inc.* ‡	12,352,000

		19,000,000

	Heavy Electrical Equipment 0.2%
87,300	General Cable Corp.* ‡	2,038,455

	Hypermarkets & Super Centers 4.7%
750,000	Wal-Mart Stores, Inc.‡	38,925,000

Shares		Value

	Integrated Oil & Gas 0.9%
120,000	ConocoPhillips‡	$7,598,400

	Internet Software & Services 2.6%
1,090,231	Akamai Technologies, Inc.*	21,673,792

	Life & Health Insurance 3.2%
1,275,000	Unum Group‡	26,724,000

	Multi-Line Insurance 3.4%
825,000	Loews Corp.‡	28,503,750

	Oil & Gas Drilling 3.0%
325,000	Ensco plc ADR (United Kingdom)	13,139,750
400,000	Noble Corp.*	11,740,000

		24,879,750

	Oil & Gas Exploration & Production 5.7%
336,809	Devon Energy Corp.‡	18,672,691
125,000	Energen Corp.	5,111,250
300,000	Range Resources Corp.‡	17,538,000
500,000	Rex Energy Corp.* ‡	6,325,000

		47,646,941

	Property & Casualty Insurance 4.1%
285,000	Allstate Corp. (The)‡	6,751,650
1,210,000	CNA Financial Corp.‡	27,188,700

		33,940,350

	Regional Banks 1.4%
615,000	Fifth Third Bancorp	6,211,500
1,200,000	Huntington Bancshares, Inc.	5,760,000

		11,971,500

	Research & Consulting Services 1.2%
1,000,000	Resources Connection, Inc.‡	9,780,000

	Semiconductors 1.0%
400,000	Intel Corp.‡	8,532,000

	Steel 1.7%
440,000	Nucor Corp.‡	13,921,600

	Systems Software 2.9%
650,000	Microsoft Corp.‡	16,178,500
265,000	Oracle Corp.‡	7,616,100

		23,794,600

	Trucking 1.3%
835,000	Knight Transportation, Inc.‡	11,113,850

	Total Common Stocks (cost $667,067,853)	619,210,936

	PREFERRED STOCKS 0.4%

	Cable & Satellite 0.2%
75,000	Comcast Corp., 7.00%, Series B Pfd.	1,921,500

	Specialized REITs 0.2%
75,000	Public Storage, 6.625% Series M Pfd.§§§	1,905,000

	Total Preferred Stocks (cost $3,094,882)	3,826,500

SEPTEMBER 30, 2011

Principal Amount		Value

	SHORT-TERM INVESTMENTS 23.2%

	Repurchase Agreement 23.2%
$193,085,310	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $184,280,000 of United States Treasury Notes 2.375% due 6/30/18; value: $196,949,250; repurchase proceeds: $193,085,471‡ (cost $193,085,310)	$193,085,310

	Total Short-Term Investments (cost $193,085,310)	193,085,310

	Total Investments (cost $863,248,045) 97.9%	816,122,746

	Other Assets less Liabilities 2.1%	17,175,689

	NET ASSETS 100.0%	$833,298,435

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.7%

	Coal & Consumable Fuels 0.0%
1,000	CONSOL Energy, Inc., expiring 10/22/11, exercise price $55	$7,000

	Communications Equipment 0.0%
6,545	Cisco Systems, Inc., expiring 10/22/11, exercise price $16	248,710

	Computer Hardware 0.1%
9,000	Silicon Graphics International Corp., expiring 12/17/11, exercise price $16	450,000

	Data Processing & Outsourced Services 0.2%
2,000	Visa, Inc., Class A , expiring 12/17/11, exercise price $90	960,000
1,000	Visa, Inc., Class A, expiring 1/21/12, exercise price $92.50	475,000

		1,435,000

	Fertilizers & Agricultural Chemicals 0.0%
1,400	Monsanto Co., expiring 1/21/12, exercise price $67.50	406,000

	Gold 0.1%
1,500	Newmont Mining Corp., expiring 12/17/11, exercise price $65	636,000
1,500	Newmont Mining Corp., expiring 1/21/12, exercise price $70	502,500
5,500	Yamana Gold, Inc., expiring 10/22/11, exercise price $16	77,000

		1,215,500

	Oil & Gas Exploration & Production 0.2%
2,000	Range Resources Corp., expiring 12/17/11, exercise price $62.50	1,240,000
1,000	Range Resources Corp., expiring 12/17/11, exercise price $67.50	430,000

		1,670,000

Number of Contracts		Value

	Systems Software 0.1%
2,650	Oracle Corp., expiring 1/21/12, exercise price $30	$620,100

	Total Call Options Written (premium $10,278,040)	6,052,310

Shares		Value

	SECURITIES SOLD SHORT 11.4%

	Aerospace & Defense 0.8%
112,213	Boeing Co. (The)	$6,790,008

	Application Software 0.8%
58,300	Salesforce.com, Inc.*	6,662,524

	Cable & Satellite 1.3%
235,000	Charter Communications, Inc.*	11,007,400

	Casinos & Gaming 1.0%
250,000	Penn National Gaming, Inc.*	8,322,500

	Commercial Printing 0.2%
138,472	R.R. Donnelley & Sons Co.	1,955,225

	Health Care Supplies 0.4%
200,000	Align Technology, Inc.*	3,034,000

	Homebuilding 0.8%
500,000	Lennar Corp., Class A	6,770,000

	Motorcycle Manufacturers 0.7%
167,808	Harley-Davidson, Inc.	5,760,849

	Office REITs 0.6%
90,000	Digital Realty Trust, Inc.	4,964,400

	Packaged Foods & Meats 2.9%
200,000	General Mills, Inc.	7,694,000
150,000	Hershey Co. (The)	8,886,000
150,000	Kellogg Co.	7,978,500

		24,558,500

	Retail REITs 0.9%
200,000	Regency Centers Corp.	7,066,000

	Systems Software 1.0%
200,000	Red Hat, Inc.*	8,452,000

	Total Securities Sold Short (proceeds $103,180,486)	95,343,406

*Non-income producing.

‡All or a portion of this security has been designated as collateral for call options written and short sales (see Notes 7, 4 and 3 respectively).

§§§Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

WASATCH LONG/SHORT FUND (FMLSX) — Schedule of Investments (formerly Wasatch-1st Source Long/Short Fund) (continued)	SEPTEMBER 30, 2011

At September 30, 2011, Wasatch Long/Short Fund’s investments, excluding short-term investments, options written and securities sold short, were in the following countries:

Country	%
Canada	4.5
United Kingdom	2.1
United States	93.4

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments	SEPTEMBER 30, 2011

Shares		Value

	COMMON STOCKS 97.0%

	Advertising 0.7%
162,155	ReachLocal, Inc.*	$1,762,625

	Air Freight & Logistics 1.1%
2,356,075	Goodpack Ltd. (Singapore)	2,730,657

	Apparel Retail 1.7%
167,159	Body Central Corp.*	3,035,607
75,400	Zumiez, Inc.*	1,320,254

		4,355,861

	Application Software 7.3%
245,629	Convio, Inc.*	2,065,740
189,938	Interactive Intelligence Group, Inc.*	5,156,817
60,422	RealPage, Inc.*	1,235,630
320,567	Tangoe, Inc.*	3,625,613
124,895	Tyler Technologies, Inc.*	3,157,345
72,460	Ultimate Software Group, Inc.*	3,385,331

		18,626,476

	Asset Management & Custody Banks 3.8%
60,127	Diamond Hill Investment Group, Inc.	4,172,212
60,282	Virtus Investment Partners, Inc.*	3,232,321
62,107	Westwood Holdings Group, Inc.	2,145,797

		9,550,330

	Automotive Retail 1.5%
116,260	Monro Muffler Brake, Inc.	3,833,092

	Biotechnology 3.0%
150,102	3SBio, Inc. ADR* (China)	1,790,717
614,227	Abcam plc (United Kingdom)	3,478,834
258,770	Exact Sciences Corp.*	1,715,645
295,586	NeurogesX, Inc.*	263,072
290,698	NeurogesX, Inc. PIPE* ***	258,721

		7,506,989

	Commercial Printing 0.7%
211,913	InnerWorkings, Inc.*	1,661,398

	Computer Storage & Peripherals 1.1%
383,850	Intevac, Inc.*	2,683,112

	Consumer Finance 2.5%
292,537	DFC Global Corp.*	6,391,934

	Data Processing & Outsourced Services 1.6%
266,630	Wirecard AG (Germany)	4,096,401

	Diversified Banks 0.7%
167,403	Encore Bancshares, Inc.*	1,784,516

	Diversified Support Services 2.0%
160,195	Higher One Holdings, Inc.*	2,606,373
300,450	STR Holdings, Inc.*	2,436,649

		5,043,022

	Electronic Manufacturing Services 2.1%
178,475	Fabrinet*	3,337,482
44,420	IPG Photonics Corp.*	1,929,605

		5,267,087

	Environmental & Facilities Services 1.9%
185,549	Heritage-Crystal Clean, Inc.*	3,369,570
594,574	RPS Group plc (United Kingdom)	1,518,088

		4,887,658

	General Merchandise Stores 1.4%
300,176	Gordmans Stores, Inc.*	3,593,107

Shares		Value

	Health Care Distributors 1.4%
50,901	MWI Veterinary Supply, Inc.*	$3,503,007

	Health Care Equipment 7.0%
138,142	Abaxis, Inc.*	3,164,833
367,533	AtriCure, Inc.*	3,579,772
317,686	Cardica, Inc.*	616,311
341,000	Cardica, Inc. PIPE* ***	661,540
212,726	Cardiovascular Systems, Inc.*	2,422,949
12,711,735	LMA International N.V. (Singapore)	2,822,611
92,795	NuVasive, Inc.*	1,584,011
170,090	Synovis Life Technologies, Inc.*	2,840,503

		17,692,530

	Health Care Services 6.6%
154,347	Bio-Reference Laboratories, Inc.*	2,841,528
206,869	CorVel Corp.*	8,791,933
129,790	Healthways, Inc.*	1,275,836
106,790	IPC The Hospitalist Co., Inc.*	3,811,335

		16,720,632

	Health Care Technology 1.4%
41,625	Computer Programs and Systems, Inc.	2,753,494
65,940	HealthStream, Inc.*	846,010

		3,599,504

	Human Resource & Employment Services 0.4%
216,181	CTPartners Executive Search Inc.*	1,044,154

	Internet Software & Services 5.7%
217,595	DealerTrack Holdings, Inc.*	3,409,714
240,229	Envestnet, Inc.*	2,402,290
195,045	SciQuest, Inc.*	2,913,972
214,655	SPS Commerce, Inc.*	3,496,730
398,145	TechTarget, Inc.*	2,273,408

		14,496,114

	IT Consulting & Other Services 2.5%
2,040,773	CSG Ltd. (Australia)	2,097,667
296,083	hiSoft Technology International Ltd. ADR* (China)	2,602,570
128,490	ServiceSource International, Inc.*	1,697,353

		6,397,590

	Life Sciences Tools & Services 4.0%
118,621	Fluidigm Corp.*	1,652,390
187,499	ICON plc ADR* (Ireland)	3,014,984
302,929	MEDTOX Scientific, Inc.	3,965,341
188,440	ShangPharma Corp. ADR* (China)	1,571,590

		10,204,305

	Oil & Gas Equipment & Services 0.9%
180,915	Pason Systems, Inc. (Canada)	2,316,435

	Oil & Gas Exploration & Production 1.0%
820,710	Ithaca Energy, Inc.* (Canada)	1,285,934
368,795	Triangle Petroleum Corp.*	1,323,974

		2,609,908

	Pharmaceuticals 1.9%
483,245	Akorn, Inc.*	3,774,144
281,301	ISTA Pharmaceuticals, Inc.*	970,488

		4,744,632

	Regional Banks 3.2%
3,424,569	City Union Bank Ltd. (India)	3,095,139
349,902	First California Financial Group, Inc.*	1,053,205
352,730	Nara Bancorp, Inc.*	2,141,071
253,381	Pacific Continental Corp.	1,796,471

		8,085,886

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments (continued)	SEPTEMBER 30, 2011

Shares		Value

	Research & Consulting Services 3.6%
128,331	CRA International, Inc.*	$2,567,903
206,865	eClerx Services Ltd. (India)	3,047,121
348,835	Resources Connection, Inc.	3,411,606

		9,026,630

	Restaurants 1.6%
74,550	Peet’s Coffee & Tea, Inc.*	4,147,962

	Semiconductors 9.9%
225,226	BCD Semiconductor Manufacturing Ltd. ADR* (China)	1,126,130
265,807	Melexis N.V. (Belgium)	3,239,642
288,385	Micrel, Inc.	2,731,006
68,507	NetLogic Microsystems, Inc.*	3,295,872
31,355	NVE Corp.*	1,901,994
651,392	O2Micro International Ltd. ADR* (China)	2,716,305
280,293	Pericom Semiconductor Corp.*	2,076,971
264,483	Power Integrations, Inc.	8,095,824

		25,183,744

	Specialized Finance 0.9%
96,620	Encore Capital Group, Inc.*	2,111,147
154,000	Goldwater Bank, N.A.* *** † ‡‡	55,440

		2,166,587

	Specialty Stores 3.5%
322,805	Big 5 Sporting Goods Corp.	1,962,654
200,622	Hibbett Sports, Inc.*	6,799,080

		8,761,734

	Systems Software 2.6%
340,500	DemandTec, Inc.*	2,226,870
124,270	OPNET Technologies, Inc.	4,338,266

		6,565,136

	Thrifts & Mortgage Finance 1.1%
578,300	Dewan Housing Finance Corp. Ltd. (India)	2,760,678
11,285	Gruh Finance Ltd. (India)	112,908

		2,873,586

	Trading Companies & Distributors 1.9%
200,328	CAI International, Inc.*	2,347,844
220,363	Rush Enterprises, Inc., Class B*	2,571,636

		4,919,480

	Trucking 2.8%
178,330	Marten Transport, Ltd.	3,074,409
110,422	Old Dominion Freight Line, Inc.*	3,198,925
201,253	Vitran Corp., Inc.* (Canada)	794,950

		7,068,284

	Total Common Stocks (cost $225,476,733)	245,902,105

	PREFERRED STOCKS 0.8%

	Regional Banks 0.8%
434,600	Banco Daycoval S.A. Pfd. (Brazil)	1,969,661

	Total Preferred Stocks (cost $1,639,882)	1,969,661

Shares		Value

	WARRANTS 0.1%

	Biotechnology 0.0%
145,349	NeurogesX, Inc., expiring 7/22/16* *** †	$18,169

	Health Care Equipment 0.1%
121,124	Cardica, Inc., expiring 6/7/12* *** †	1,211
322,500	Cardica, Inc., expiring 9/29/14* *** †	219,300

		220,511

	Total Warrants (cost $77,861)	238,680

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$5,277,785	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $5,420,000 of United States Treasury Notes 1.375% due 9/30/18; value: $5,386,125; repurchase proceeds: $5,277,790 (cost $5,277,785)	$5,277,785

	Total Short-Term Investments (cost $5,277,785)	5,277,785

	Total Investments (cost $232,472,261) 100.0%§	253,388,231

	Other Assets less Liabilities <0.1%	26,951

	NET ASSETS 100.0%	$253,415,182

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡‡Affiliated company (see Note 10).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 11.40%.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At September 30, 2011, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.8
Belgium	1.3
Brazil	0.8
Canada	1.8
China	4.0
Germany	1.7
India	3.6
Ireland	1.2
Singapore	2.2
United Kingdom	2.0
United States	80.6

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments	SEPTEMBER 30, 2011

Shares		Value

	COMMON STOCKS 85.3%

	Air Freight & Logistics 0.6%
1,800,000	Aramex PJSC (United Arab Emirates)	$873,010

	Airlines 1.3%
40,000	Allegiant Travel Co.*	1,885,200

	Apparel Retail 1.8%
88,000	Body Central Corp.*	1,598,080
3,600,000	Padini Holdings Berhad (Malaysia)	968,579

		2,566,659

	Apparel, Accessories & Luxury Goods 3.5%
30,000	LG Fashion Corp. (Korea)	1,016,161
80,000	Maidenform Brands, Inc.* ‡	1,872,800
155,000	Ted Baker plc (United Kingdom)	1,672,379
1,000,000	Zhulian Corp. Berhad (Malaysia)	492,633

		5,053,973

	Application Software 4.4%
201,591	Clicksoftware Technologies Ltd. (Israel)	1,570,394
80,000	Convio, Inc.*	672,800
94,000	Fundtech Ltd. (Israel)	2,169,520
70,000	Interactive Intelligence Group, Inc.*	1,900,500

		6,313,214

	Asset Management & Custody Banks 3.4%
60,000	Solar Capital Ltd.	1,207,800
69,000	Virtus Investment Partners, Inc.* ‡	3,699,780

		4,907,580

	Automotive Retail 0.9%
15,000	Delticom AG (Germany)	1,299,066

	Biotechnology 0.1%
100,000	NeurogesX, Inc. PIPE***	89,000

	Commercial Printing 1.3%
230,000	InnerWorkings, Inc.*	1,803,200

	Communications Equipment 0.7%
90,800	Digi International, Inc.*	998,800

	Computer Hardware 0.7%
80,000	Silicon Graphics International Corp.*	953,600

	Computer Storage & Peripherals 1.1%
120,000	Electronics for Imaging, Inc.*	1,616,400

	Construction Materials 0.8%
6,000,000	Diamond Building Products Public Co. Ltd.*** (Thailand)	1,148,464

	Consumer Finance 5.8%
260,000	Advance America Cash Advance Centers, Inc.	1,913,600
136,000	DFC Global Corp.*	2,971,600
80,000	First Cash Financial Services, Inc.* ‡	3,356,000

		8,241,200

	Department Stores 0.8%
14,000,000	PT Ramayana Lestari Sentosa Tbk (Indonesia)	1,087,962

	Diversified Banks 0.1%
55,556	Idaho Trust Bancorp*** †	185,001

	Diversified Chemicals 0.8%
42,000	LSB Industries, Inc.*	1,204,140

Shares		Value

	Diversified REITs 0.6%
95,000	Hamborner REIT AG (Germany)	$816,726

	Diversified Support Services 1.0%
85,000	Higher One Holdings, Inc.*	1,382,950

	Education Services 1.0%
83,000	Bridgepoint Education, Inc.*	1,447,520

	Electrical Components & Equipment 1.7%
67,000	Franklin Electric Co., Inc.‡	2,430,760

	Electronic Equipment & Instruments 0.8%
140,000	GSI Group, Inc.*	1,075,200

	Electronic Manufacturing Services 1.9%
75,000	Fabrinet*	1,402,500
132,000	TTM Technologies, Inc.* ‡	1,255,320

		2,657,820

	Environmental & Facilities Services 1.1%
89,900	Heritage-Crystal Clean, Inc.*	1,632,584

	Footwear 1.0%
100,000	Skechers U.S.A., Inc., Class A*	1,403,000

	Gas Utilities 1.0%
170,000	Indraprastha Gas Ltd. (India)	1,474,026

	General Merchandise Stores 0.5%
64,261	Gordmans Stores, Inc.*	769,204

	Gold 0.5%
300,000	Highland Gold Mining Ltd. (United Kingdom)	750,918

	Health Care Equipment 3.8%
340,000	Alphatec Holdings, Inc.*	717,400
160,000	AtriCure, Inc.*	1,558,400
180,000	Cardica, Inc. PIPE* ***	349,200
70,000	NuVasive, Inc.*	1,194,900
500,000	Solta Medical, Inc.*	625,000
31,154	Symmetry Medical, Inc.*	240,509
20,000	Zoll Medical Corp.* ‡	754,800

		5,440,209

	Health Care Facilities 1.2%
500,000	CVS Group plc* (United Kingdom)	773,771
800,000	KPJ Healthcare Berhad (Malaysia)	996,982

		1,770,753

	Health Care Services 3.2%
84,000	Bio-Reference Laboratories, Inc.*	1,546,440
19,407	CorVel Corp.*	824,798
210,000	MedQuist Holdings, Inc.*	1,587,600
100,000	Servizi Italia S.p.A. (Italy)	672,700

		4,631,538

	Health Care Supplies 1.3%
30,000	Sartorius Stedim Biotech (France)	1,820,456

	Health Care Technology 1.6%
69,687	MedAssets, Inc.*	669,692
70,000	Transcend Services, Inc.*	1,577,800

		2,247,492

	Hotels, Resorts & Cruise Lines 0.5%
100,000	Orient-Express Hotels Ltd., Class A*	691,000

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)

Shares		Value

	Industrial Machinery 1.3%
95,000	Gencor Industries, Inc.*	$695,400
60,355	Hurco Cos., Inc.*	1,225,207

		1,920,607

	Internet Software & Services 1.6%
65,000	DealerTrack Holdings, Inc.*	1,018,550
176,100	Perficient, Inc.*	1,289,052

		2,307,602

	IT Consulting & Other Services 1.7%
115,000	Atea ASA (Norway)	917,733
119,200	Virtusa Corp.*	1,573,440

		2,491,173

	Life Sciences Tools & Services 0.8%
82,163	MEDTOX Scientific, Inc.	1,075,514

	Metal & Glass Containers 1.1%
160,000	Myers Industries, Inc.	1,624,000

	Mortgage REITs 1.7%
100,000	Colony Financial, Inc.	1,292,000
328,224	NorthStar Realty Finance Corp.	1,083,139

		2,375,139

	Oil & Gas Equipment & Services 1.7%
101,950	Matrix Service Co.*	867,595
140,000	Tesco Corp.*	1,624,000

		2,491,595

	Oil & Gas Exploration & Production 0.1%
48,950	Triangle Petroleum Corp.*	175,731

	Other Diversified Financial Services 0.5%
64,955	Hypoport AG* (Germany)	686,015

	Personal Products 0.2%
22,862	Atrium Innovations, Inc.* (Canada)	288,989

	Regional Banks 4.6%
1,800,000	City Union Bank Ltd. (India)	1,626,847
200,000	First California Financial Group, Inc.*	602,000
50,000	First of Long Island Corp. (The)	1,133,000
75,000	Lakeland Financial Corp.	1,549,500
110,000	OBA Financial Services, Inc.*	1,612,600

		6,523,947

	Research & Consulting Services 1.7%
76,000	Huron Consulting Group, Inc.*	2,365,880

	Restaurants 2.3%
170,000	Caribou Coffee Co., Inc.*	2,009,400
144,000	Krispy Kreme Doughnuts, Inc.*	982,080
140,000	Oishi Group Public Co. Ltd.*** (Thailand)	343,413

		3,334,893

	Semiconductor Equipment 0.6%
40,000	Koh Young Technology, Inc. (Korea)	782,607

	Specialized Finance 2.1%
135,000	Encore Capital Group, Inc.* ‡	2,949,750
41,900	Goldwater Bank, N.A.*** †	15,084

		2,964,834

	Specialty Chemicals 0.4%
50,000	KMG Chemicals, Inc.	616,000

	Specialty Stores 1.1%
204,500	easyhome Ltd. (Canada)	1,405,532
5,000	Teavana Holdings, Inc.*	101,700

		1,507,232

Shares		Value

	Steel 1.6%
54,000	Haynes International, Inc.‡	$2,346,300

	Systems Software 2.3%
175,000	DemandTec, Inc.*	1,144,500
1,400,000	GuestLogix, Inc.* (Canada)	672,883
43,000	OPNET Technologies, Inc.‡	1,501,130

		3,318,513

	Textiles 0.7%
1,100,000	S. Kumars Nationwide Ltd. (India)	931,507

	Thrifts & Mortgage Finance 3.0%
34,701	Beneficial Mutual Bancorp, Inc.*	258,522
300	BofI Holding, Inc.*	4,038
240,000	Dewan Housing Finance Corp. Ltd. (India)	1,145,708
130,000	Ocean Shore Holding Co.	1,392,300
110,000	Oritani Financial Corp.	1,414,600

		4,215,168

	Trading Companies & Distributors 2.4%
80,000	Beacon Roofing Supply, Inc.*	1,279,200
123,000	CAI International, Inc.*	1,441,560
58,000	iMarketKorea, Inc. (Korea)	753,169

		3,473,929

	Trucking 1.0%
79,868	Marten Transport, Ltd.	1,376,924

	Total Common Stocks (cost $116,580,936)	121,862,724

	PREFERRED STOCKS 0.7%

	Diversified Banks 0.5%
150,000	Banco ABC Brasil S.A. Pfd. (Brazil)	757,398

	Pharmaceuticals 0.2%
52,631	Acetylon Pharmaceuticals, Inc., Series B, Pfd.*** †	249,997

	Total Preferred Stocks (cost $1,205,488)	1,007,395

	WARRANTS 0.1%

	Biotechnology 0.0%
30,399	NeurogesX, Inc., expiring 12/28/12* *** †	—
50,000	NeurogesX, Inc., expiring 7/22/16* *** †	6,250

		6,250

	Health Care Equipment 0.1%
58,140	Cardica, Inc., expiring 7/7/12* *** †	581
110,500	Cardica, Inc., expiring 9/29/14* *** †	75,140

		75,721

	Total Warrants (cost $33,165)	81,971

SEPTEMBER 30, 2011

Principal Amount		Value

	SHORT-TERM INVESTMENTS 13.1%

	Repurchase Agreement 13.1%
$18,645,998	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $19,140,000 of United States Treasury Notes 1.375% due 9/30/18; value: $19,020,375; repurchase proceeds: $18,646,014‡ (cost $18,645,998)	$18,645,998

	Total Short-Term Investments (cost $18,645,998)	18,645,998

	Total Investments (cost $136,465,587) 99.2%§	141,598,088

	Other Assets less Liabilities 0.8%	1,196,820

	NET ASSETS 100.0%	$142,794,908

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.3%

	Apparel, Accessories & Luxury Goods 0.0%
109	Maidenform Brands, Inc., expiring 10/22/11, exercise price $25	$9,265

	Consumer Finance 0.2%
800	First Cash Financial Services, Inc., expiring 12/17/11, exercise price $45	196,000

	Electronic Manufacturing Services 0.1%
1,320	TTM Technologies, Inc., expiring 12/17/11, exercise price $10	145,200

	Steel 0.0%
212	Haynes International, Inc., expiring 10/22/11, exercise price $60	10,600

	Systems Software 0.0%
159	OPNET Technologies, Inc., expiring 10/22/11, exercise price $35	31,005

	Total Call Options Written (premium $762,276)	392,070

Contracts		Net Unrealized Appreciation

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.2%

4,100,000 EUR	USD, State Street Bank and Trust Co., settlement date 12/8/11, (cost $5,753,018; value $5,514,347)	$238,671

	Total Forward Foreign Currency Exchange Contracts Short (cost $5,753,018; value $5,514,347)	238,671

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡All or a portion of this security has been designated as collateral for call options written and forward foreign currency exchange contracts (See Notes 7 and 4, respectively).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 13.03%.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2011, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, options written and forward foreign currency exchange contracts, were in the following countries:

Country	%
Brazil	0.6
Canada	1.9
France	1.5
Germany	2.3
India	4.2
Indonesia	0.9
Israel	3.0
Italy	0.6
Korea	2.1
Malaysia	2.0
Norway	0.7
Thailand	1.2
United Arab Emirates	0.7
United Kingdom	2.6
United States	75.7

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 98.9%

	Aerospace & Defense 2.7%
258,890	HEICO Corp.	$12,747,744
681,160	HEICO Corp., Class A	22,927,845

		35,675,589

	Air Freight & Logistics 2.4%
36,319,023	Aramex PJSC (United Arab Emirates)	17,614,936
467,141	HUB Group, Inc., Class A*	13,206,076

		30,821,012

	Apparel Retail 1.5%
923,960	Chico’s FAS, Inc.	10,560,863
536,833	Zumiez, Inc.*	9,399,946

		19,960,809

	Application Software 6.4%
441,142	Concur Technologies, Inc.*	16,419,305
77,807	FactSet Research Systems, Inc.	6,922,489
539,736	RealPage, Inc.*	11,037,601
1,048,186	Ultimate Software Group, Inc.*	48,971,250

		83,350,645

	Asset Management & Custody Banks 0.6%
289,855	Waddell & Reed Financial, Inc., Class A	7,249,274

	Automotive Retail 3.1%
572,906	Monro Muffler Brake, Inc.	18,888,711
316,533	O’Reilly Automotive, Inc.*	21,090,594

		39,979,305

	Biotechnology 2.8%
1,794,615	Exact Sciences Corp.*	11,898,297
398,079	Myriad Genetics, Inc.*	7,460,000
3,882,558	NeurogesX, Inc. PIPE* *** ‡‡	3,455,477
645,125	Sangamo BioSciences, Inc.*	2,806,294
595,265	Seattle Genetics, Inc.*	11,345,751

		36,965,819

	Computer & Electronics Retail 0.3%
378,592	hhgregg, Inc.*	3,691,272

	Computer Storage & Peripherals 0.2%
125,140	Fusion-io, Inc.*	2,377,660

	Data Processing & Outsourced Services 2.9%
180,730	Syntel, Inc.	7,805,729
1,911,100	Wirecard AG (Germany)	29,361,406

		37,167,135

	Distributors 1.2%
619,623	LKQ Corp.*	14,970,092

	Diversified Banks 3.2%
761,965	HDFC Bank Ltd. ADR (India)	22,211,280
3,615,495	Yes Bank Ltd. (India)	19,849,461

		42,060,741

	Diversified Support Services 3.4%
562,258	Copart, Inc.*	21,995,533
811,790	Higher One Holdings, Inc.*	13,207,823
147,960	Ritchie Bros. Auctioneers, Inc. (Canada)	2,987,312
661,495	STR Holdings, Inc.*	5,364,725

		43,555,393

	Electrical Components & Equipment 1.7%
396,050	Polypore International, Inc.*	22,384,746

Shares		Value

	Environmental & Facilities Services 1.8%
2,232,175	RPS Group plc (United Kingdom)	$5,699,272
939,995	Tetra Tech, Inc.*	17,615,506

		23,314,778

	Health Care Distributors 1.4%
264,672	MWI Veterinary Supply, Inc.*	18,214,727

	Health Care Equipment 1.4%
548,950	Abaxis, Inc.*	12,576,444
487,760	DexCom, Inc.*	5,853,120
24,690	Zonare Medical Systems, Inc.* *** †	247

		18,429,811

	Health Care Services 0.7%
142,820	MEDNAX, Inc.*	8,946,245

	Health Care Technology 1.9%
158,814	athenahealth, Inc.*	9,457,374
239,773	Computer Programs and Systems, Inc.	15,860,984

		25,318,358

	Industrial Machinery 1.6%
947,579	AIA Engineering Ltd. (India)	5,941,284
437,445	Graco, Inc.	14,934,372

		20,875,656

	Internet Retail 3.6%
462,294	Blue Nile, Inc.*	16,309,732
257,684	Shutterfly, Inc.*	10,611,427
947,283	Yoox S.p.A.* (Italy)	12,196,422
125,282	zooplus AG* (Germany)	7,459,011

		46,576,592

	Internet Software & Services 4.5%
800,225	DealerTrack Holdings, Inc.*	12,539,526
1,065,447	LoopNet, Inc.*	18,251,107
663,972	SciQuest, Inc.*	9,919,742
656,681	Vistaprint N.V.*	17,750,087

		58,460,462

	IT Consulting & Other Services 1.7%
275,737	Cognizant Technology Solutions Corp., Class A*	17,288,710
408,065	ServiceSource International, Inc.*	5,390,538

		22,679,248

	Leisure Facilities 2.7%
955,913	Life Time Fitness, Inc.*	35,225,394

	Life Sciences Tools & Services 4.6%
408,905	Divi’s Laboratories Ltd. (India)	6,075,017
709,685	Fluidigm Corp.*	9,885,912
1,256,063	ICON plc ADR* (Ireland)	20,197,493
342,988	Techne Corp.	23,326,614

		59,485,036

	Oil & Gas Equipment & Services 3.6%
334,085	Dril-Quip, Inc.*	18,010,522
903,720	Pason Systems, Inc. (Canada)	11,571,230
354,385	ShawCor Ltd., Class A (Canada)	8,288,174
455,035	TGS-NOPEC Geophysical Co. ASA (Norway)	8,491,309

		46,361,235

SEPTEMBER 30, 2011

Shares		Value

	Oil & Gas Exploration & Production 2.8%
423,425	GMX Resources, Inc.*	$961,175
529,065	Northern Oil and Gas, Inc.*	10,258,570
3,387,260	Premier Oil plc* (United Kingdom)	18,276,808
784,115	Transglobe Energy Corp.* (Canada)	6,288,602

		35,785,155

	Oil & Gas Refining & Marketing 0.3%
203,175	Amyris, Inc.*	4,112,262

	Packaged Foods & Meats 2.6%
411,088	GlaxoSmithKline Consumer Healthcare Ltd. (India)	19,893,386
4,409,719	Hsu Fu Chi International Ltd. (China)	14,186,128

		34,079,514

	Personal Products 0.9%
582,400	Colgate-Palmolive India Ltd. (India)	11,549,821

	Pharmaceuticals 0.2%
793,037	ISTA Pharmaceuticals, Inc.*	2,735,978

	Research & Consulting Services 2.9%
431,808	CRA International, Inc.*	8,640,478
1,455,778	Resources Connection, Inc.‡	14,237,509
676,759	Stantec, Inc.* (Canada)	15,105,261

		37,983,248

	Restaurants 2.8%
643,848	Peet’s Coffee & Tea, Inc.*	35,823,703

	Semiconductors 9.9%
538,860	Hittite Microwave Corp.*	26,242,482
553,580	NetLogic Microsystems, Inc.*	26,632,734
1,601,763	O2Micro International Ltd. ADR* (China)	6,679,352
1,731,197	Power Integrations, Inc.‡‡	52,991,940
492,359	Silicon Laboratories, Inc.*	16,498,950

		129,045,458

	Specialized Finance 1.9%
806,325	MSCI, Inc., Class A*	24,455,837

	Specialty Stores 2.6%
981,036	Hibbett Sports, Inc.*	33,247,310

	Systems Software 3.1%
681,347	NetSuite, Inc.*	18,403,182
836,530	Sourcefire, Inc.*	22,385,543

		40,788,725

	Trading Companies & Distributors 2.4%
547,600	MSC Industrial Direct Co., Inc., Class A	30,917,496

	Trucking 4.6%
120,800	J.B. Hunt Transport Services, Inc.	4,363,296
4,139,457	Knight Transportation, Inc.‡ ‡‡	55,096,173
3,375	Zipcar, Inc.*	60,750

		59,520,219

	Total Common Stocks (cost $1,070,883,124)	1,284,141,760

	PREFERRED STOCKS 0.7%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	776,271
161,519	Nanosys, Inc., Series E Pfd.* *** †	184,939

		961,210

	Internet Software & Services 0.6%
63,097	Angies List, Series C Pfd.* *** †	4,463,305
42,410	Angies List, Series D Pfd.* *** †	2,999,965

		7,463,270

Shares		Value

	Total Preferred Stocks (cost $9,439,187)	$8,424,480

	LIMITED PARTNERSHIP INTEREST 0.5%

	Asset Management & Custody Banks 0.5%
	Greenspring Global Partners II-B, L.P.*** †	4,842,592
	Greenspring Global Partners III-B, L.P.*** †	1,428,580

		6,271,172

	Total Limited Partnership Interest (cost $5,718,853)	6,271,172

	WARRANTS 0.0%

	Biotechnology 0.0%
1,941,279	NeurogesX, Inc., expiring 7/22/16* *** †	242,660

	Total Warrants (cost $242,660)	242,660

	RIGHTS 0.0%

	Life Sciences Tools & Services 0.0%
208,525	Valera Pharmaceuticals, Inc. Ureteral Stent CSR* *** †	—

	Pharmaceuticals 0.0%
208,525	Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR* *** †	—

	Total Rights (cost $406,537)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$9,350,040	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $9,020,000 of United States Treasury Notes 1.375% due 9/30/18; value: $4,506,656; United States Treasury Notes 2.125% due 11/30/14; value: $84,700; United States Treasury Notes 3.125% due 5/15/19; value: $4,950,119; repurchase proceeds: $9,350,048‡ (cost $9,350,040)	$9,350,040

	Total Short-Term Investments (cost $9,350,040)	9,350,040

	Total Investments (cost $1,096,040,401) 100.8%§	1,308,430,112

	Liabilities less Other Assets (0.8%)	(10,447,784)

	NET ASSETS 100.0%	$1,297,982,328

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

‡‡Affiliated company (see Note 10).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 10.97%.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)	SEPTEMBER 30, 2011

At September 30, 2011, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	3.4
China	1.6
Germany	2.8
India	6.6
Ireland	1.6
Italy	0.9
Norway	0.7
United Arab Emirates	1.4
United Kingdom	1.8
United States	79.2

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments	SEPTEMBER 30, 2011

Shares		Value

	COMMON STOCKS 98.6%

	Aerospace & Defense 2.4%
122,655	HEICO Corp., Class A	$4,128,567

	Airlines 2.1%
75,273	Allegiant Travel Co.*	3,547,617

	Airport Services 1.2%
182,935	Wesco Aircraft Holdings, Inc.*	1,999,480

	Apparel Retail 4.0%
188,251	Body Central Corp.*	3,418,638
289,735	Chico’s FAS, Inc.	3,311,671

		6,730,309

	Apparel, Accessories & Luxury Goods 1.6%
114,565	Maidenform Brands, Inc.*	2,681,967

	Application Software 0.5%
57,093	Ebix, Inc.*	839,267

	Asset Management & Custody Banks 1.2%
555	Solar Capital Ltd.	11,172
38,390	Virtus Investment Partners, Inc.*	2,058,472

		2,069,644

	Automotive Retail 0.7%
36,126	Monro Muffler Brake, Inc.	1,191,074

	Communications Equipment 2.1%
115,925	Finisar Corp.*	2,033,325
79,568	Polycom, Inc.*	1,461,664

		3,494,989

	Computer Storage & Peripherals 1.0%
244,565	Intevac, Inc.*	1,709,509

	Construction & Engineering 1.1%
103,690	MYR Group, Inc.*	1,829,092

	Consumer Finance 4.4%
402,660	Advance America Cash Advance Centers, Inc.	2,963,578
201,877	DFC Global Corp.*	4,411,012

		7,374,590

	Data Processing & Outsourced Services 0.6%
24,990	Syntel, Inc.	1,079,318

	Diversified Banks 1.9%
511,305	Karnataka Bank Ltd. (India)	870,384
5,356,975	South Indian Bank Ltd. (India)	2,428,136

		3,298,520

	Diversified Support Services 4.8%
186,895	Copart, Inc.*	7,311,333
105,585	STR Holdings, Inc.*	856,294

		8,167,627

	Education Services 1.4%
135,676	Bridgepoint Education, Inc.*	2,366,189

	Electronic Components 0.7%
709,920	Polytronics Technology Corp. (Taiwan)	1,113,244

Shares		Value

	Electronic Manufacturing Services 2.6%
129,750	Fabrinet*	$2,426,325
215,845	TTM Technologies, Inc.*	2,052,686

		4,479,011

	Environmental & Facilities Services 0.8%
522,751	RPS Group plc (United Kingdom)	1,334,707

	Footwear 2.0%
239,525	Skechers U.S.A., Inc., Class A*	3,360,536

	Health Care Facilities 1.1%
126,961	Emeritus Corp.*	1,790,150

	Health Care Services 6.0%
183,159	Addus HomeCare Corp.*	749,120
143,682	CorVel Corp.*	6,106,485
52,025	MEDNAX, Inc.*	3,258,846

		10,114,451

	Health Care Supplies 1.0%
29,005	Sartorius Stedim Biotech (France)	1,760,077

	Heavy Electrical Equipment 1.1%
77,263	General Cable Corp.*	1,804,091

	Home Improvement Retail 1.2%
134,580	Lumber Liquidators Holdings, Inc.*	2,032,158

	Internet Software & Services 1.5%
96,340	Vistaprint N.V.*	2,604,070

	IT Consulting & Other Services 1.3%
2,164,635	CSG Ltd. (Australia)	2,224,982

	Life Sciences Tools & Services 1.8%
193,829	ICON plc ADR* (Ireland)	3,116,770

	Mortgage REITs 2.6%
338,855	MFA Financial, Inc.	2,378,762
173,650	Redwood Trust, Inc.	1,939,671

		4,318,433

	Office Services & Supplies 0.7%
370,820	American Reprographics Co.*	1,245,955

	Oil & Gas Equipment & Services 1.4%
110,160	Tesco Corp.*	1,277,856
58,525	TGS-NOPEC Geophysical Co. ASA (Norway)	1,092,122

		2,369,978

	Oil & Gas Exploration & Production 2.4%
132,085	Northern Oil and Gas, Inc.*	2,561,128
55,240	Ultra Petroleum Corp.*	1,531,253

		4,092,381

	Oil & Gas Refining & Marketing 1.5%
75,385	World Fuel Services Corp.	2,461,320

	Personal Products 2.1%
31,118	Atrium Innovations, Inc.* (Canada)	393,350
57,893	Herbalife Ltd.	3,103,065

		3,496,415

	Property & Casualty Insurance 1.5%
113,565	Tower Group, Inc.	2,596,096

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments (continued)	SEPTEMBER 30, 2011

Shares		Value

	Regional Banks 4.6%
2,876,000	City Union Bank Ltd. (India)	$2,599,340
78,074	Community Bank System, Inc.	1,771,499
217,252	Nara Bancorp, Inc.*	1,318,720
63,330	Prosperity Bancshares, Inc.	2,069,624

		7,759,183

	Research & Consulting Services 6.8%
111,387	Corporate Executive Board Co. (The)	3,319,333
97,510	CRA International, Inc.*	1,951,175
136,840	Huron Consulting Group, Inc.*	4,259,829
208,380	Resources Connection, Inc.	2,037,956

		11,568,293

	Semiconductors 9.7%
295,033	BCD Semiconductor Manufacturing Ltd. ADR* (China)	1,475,165
178,395	MaxLinear, Inc., Class A*	1,152,432
343,073	Micrel, Inc.	3,248,901
355,175	O2Micro International Ltd. ADR* (China)	1,481,080
360,037	Pericom Semiconductor Corp.*	2,667,874
76,625	Power Integrations, Inc.	2,345,491
655,000	Sporton International, Inc. (Taiwan)	1,354,877
66,765	Standard Microsystems Corp.*	1,295,241
79,832	Supertex, Inc.*	1,381,093

		16,402,154

	Specialized Finance 1.7%
46,720	Portfolio Recovery Associates, Inc.*	2,906,918

	Specialty Stores 0.8%
225,460	Big 5 Sporting Goods Corp.	1,370,797

	Steel 0.7%
29,197	Haynes International, Inc.	1,268,610

	Thrifts & Mortgage Finance 1.0%
134,445	Oritani Financial Corp.	1,728,963

	Trading Companies & Distributors 3.7%
111,630	Beacon Roofing Supply, Inc.*	1,784,964
131,415	Interline Brands, Inc.*	1,691,311
49,225	MSC Industrial Direct Co., Inc., Class A	2,779,243

		6,255,518

	Trucking 5.3%
134,680	Knight Transportation, Inc.	1,792,591
178,084	Marten Transport, Ltd.	3,070,168
117,149	Old Dominion Freight Line, Inc.*	3,393,807
176,176	Vitran Corp., Inc.* (Canada)	695,895

		8,952,461

	Total Common Stocks (cost $162,938,792)	167,035,481

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.3%

	Repurchase Agreement 2.3%
$3,880,430	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $3,985,000 of United States Treasury Notes 1.375% due 9/30/18; value: $3,960,094; repurchase proceeds: $3,880,433 (cost $3,880,430)	$3,880,430

	Total Short-Term Investments (cost $3,880,430)	3,880,430

	Total Investments (cost $166,819,222) 100.9%§	170,915,911

	Liabilities less Other Assets (0.9%)	(1,514,461)

	NET ASSETS 100.0%	$169,401,450

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 8.72%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2011, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.3
Canada	0.6
China	1.8
France	1.0
India	3.5
Ireland	1.9
Norway	0.7
Taiwan	1.5
United Kingdom	0.8
United States	86.9

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments	SEPTEMBER 30, 2011

Shares		Value

	COMMON STOCKS 88.4%

	Asset Management & Custody Banks 9.9%
52,513	Ares Capital Corp.	$723,104
3,330	BlackRock, Inc.	492,873
16,264	Solar Capital Ltd.	327,394
59,103	Solar Senior Capital Ltd.	844,582

		2,387,953

	Computer & Electronics Retail 1.9%
19,500	Best Buy Co., Inc.	454,350

	Consumer Finance 3.5%
21,400	Capital One Financial Corp.	848,082

	Data Processing & Outsourced Services 11.5%
3,500	MasterCard, Inc., Class A	1,110,060
13,235	Visa, Inc., Class A	1,134,504
33,943	Wirecard AG (Germany)	521,487

		2,766,051

	Distributors 0.4%
3,800	Pool Corp.	99,484

	Diversified REITs 1.0%
177,857	Star Asia Finance Ltd.* †	231,214

	Health Care Services 0.6%
2,735	Chemed Corp.	150,316

	Hypermarkets & Super Centers 1.8%
8,185	Wal-Mart Stores, Inc.	424,802

	Investment Banking & Brokerage 1.7%
4,385	Goldman Sachs Group, Inc. (The)	414,602

	IT Consulting & Other Services 1.2%
1,625	International Business Machines Corp.	284,424

	Mortgage REITs 16.1%
22,000	American Capital Agency Corp.	596,200
58,807	Capstead Mortgage Corp.	678,633
53,425	Colony Financial, Inc.	690,251
256,366	NorthStar Realty Finance Corp.	846,008
30,735	Redwood Trust, Inc.	343,310
82,604	Two Harbors Investment Corp.	729,393

		3,883,795

	Multi-Line Insurance 1.9%
13,500	Loews Corp.	466,425

	Oil & Gas Exploration & Production 2.4%
13,400	Ultra Petroleum Corp.*	371,448
5,600	Whiting Petroleum Corp.*	196,448

		567,896

	Personal Products 3.1%
13,780	Herbalife Ltd.	738,608

	Pharmaceuticals 5.0%
18,875	Teva Pharmaceutical Industries Ltd. ADR (Israel)	702,528
13,167	Valeant Pharmaceuticals International, Inc. (Canada)	488,759

		1,191,287

Shares		Value

	Railroads 2.0%
7,410	Canadian National Railway Co. (Canada)	$493,358

	Regional Banks 4.9%
190,675	CapitalSource, Inc.	1,170,744

	Restaurants 1.1%
3,070	McDonald’s Corp.	269,607

	Semiconductors 13.4%
17,345	Altera Corp.	546,888
36,830	Intel Corp.	785,584
15,070	Linear Technology Corp.	416,685
16,815	Microchip Technology, Inc.	523,115
33,365	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	381,362
20,700	Xilinx, Inc.	568,008

		3,221,642

	Specialized Finance 1.5%
1,500	CME Group, Inc.	369,600

	Trading Companies & Distributors 2.5%
4,030	W.W. Grainger, Inc.	602,646

	Wireless Telecommunication Services 1.0%
10,590	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	233,827

	Total Common Stocks (cost $21,706,082)	21,270,713

	PREFERRED STOCKS 0.1%

	Diversified Banks 0.1%
3,803	Bank of N.T. Butterfield & Son Ltd. (The), Pfd.* *** (Bermuda)	5,248

	Total Preferred Stocks (cost $4,601)	5,248

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 2.6%

	Asset Management & Custody Banks 0.7%
77,279	Star Asia SPV, LLC* *** †	154,558

	Specialized Finance 1.9%
62,655	KKR Financial Holdings, LLC	465,527

	Total Limited Liability Company Membership Interest (cost $1,056,339)	620,085

	LIMITED PARTNERSHIP INTEREST 1.7%

	Asset Management & Custody Banks 1.7%
39,600	KKR & Co. L.P.	411,840

	Total Limited Partnership Interest (cost $472,215)	411,840

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments (continued)	SEPTEMBER 30, 2011

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Gold 0.0%
$213,749	Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D*** † §§(Canada)	$5,054

	Total Corporate Bonds (cost $157,961)	5,054

Shares		Value

	MUTUAL FUNDS 1.1%

	Asset Management & Custody Banks 1.1%
7,800	iPath US Treasury 10-year Bear ETN*	$267,774

	Total Mutual Funds (cost $418,351)	267,774

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.7%

	Repurchase Agreement 5.7%
$1,380,766	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $1,420,000 of United States Treasury Notes 1.375% due 9/30/18; value: $1,411,125; repurchase proceeds: $1,380,767 (cost $1,380,766)	$1,380,766

	Total Short-Term Investments (cost $1,380,766)	1,380,766

	Total Investments (cost $25,196,315) 99.6%§	23,961,480

	Other Assets less Liabilities 0.4%	95,854

	NET ASSETS 100.0%	$24,057,334

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 2.17%.

§§In Default.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2011, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bermuda	<0.1
Canada	4.4
Germany	2.3
Israel	3.1
Mexico	1.0
Taiwan	1.7
United States	87.5

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments	SEPTEMBER 30, 2011

Shares		Value

	COMMON STOCKS 94.9%

	Advertising 0.7%
81,996	ReachLocal, Inc.*	$891,296

	Air Freight & Logistics 1.0%
2,879,717	Aramex PJSC (United Arab Emirates)	1,396,679

	Apparel Retail 1.5%
107,781	Body Central Corp.*	1,957,303

	Application Software 6.6%
30,885	Concur Technologies, Inc.*	1,149,540
79,891	Interactive Intelligence Group, Inc.*	2,169,041
65,058	RealPage, Inc.*	1,330,436
162,278	Tangoe, Inc.*	1,835,364
50,795	Ultimate Software Group, Inc.*	2,373,142

		8,857,523

	Asset Management & Custody Banks 1.1%
65,578	CETIP S.A. (Brazil)	821,692
12,430	Virtus Investment Partners, Inc.*	666,496

		1,488,188

	Auto Parts & Equipment 1.4%
73,475	WABCO-TVS India Ltd. (India)	1,915,497

	Biotechnology 3.4%
273,698	Abcam plc (United Kingdom)	1,550,160
223,125	Exact Sciences Corp.*	1,479,319
314,549	NeurogesX, Inc.*	279,949
87,210	NeurogesX, Inc. PIPE* ***	77,617
109,695	Sangamo BioSciences, Inc.*	477,173
38,210	Seattle Genetics, Inc.*	728,282

		4,592,500

	Communications Equipment 1.3%
9,705	F5 Networks, Inc.*	689,540
50,105	Riverbed Technology, Inc.*	1,000,096

		1,689,636

	Computer Storage & Peripherals 0.8%
10,187	Fusion-io, Inc.*	193,553
133,665	Intevac, Inc.*	934,318

		1,127,871

	Construction Materials 1.2%
8,197,000	PT Holcim Indonesia Tbk (Indonesia)	1,643,280

	Consumer Finance 3.5%
115,780	DFC Global Corp.*	2,529,793
159,270	Mahindra & Mahindra Financial Services Ltd. (India)	2,122,869

		4,652,662

	Data Processing & Outsourced Services 2.4%
31,000	ExlService Holdings, Inc.*	682,000
18,340	Syntel, Inc.	792,105
113,100	Wirecard AG (Germany)	1,737,625

		3,211,730

	Diversified Banks 3.3%
59,960	Bank of Baroda (India)	926,541
196,050	HDFC Bank Ltd. (India)	1,853,191
54,755	HDFC Bank Ltd. ADR (India)	1,596,108

		4,375,840

	Diversified Support Services 1.8%
68,990	Higher One Holdings, Inc.*	1,122,467
159,590	STR Holdings, Inc.*	1,294,275

		2,416,742

Shares		Value

	Electrical Components & Equipment 1.3%
31,980	Polypore International, Inc.*	$1,807,510

	Electronic Manufacturing Services 1.7%
62,133	Fabrinet*	1,161,887
25,193	IPG Photonics Corp.*	1,094,384

		2,256,271

	Environmental & Facilities Services 0.9%
40,878	Heritage-Crystal Clean, Inc.*	742,344
174,946	RPS Group plc (United Kingdom)	446,679

		1,189,023

	General Merchandise Stores 3.3%
34,932	Dollar Tree, Inc.*	2,623,742
146,347	Gordmans Stores, Inc.*	1,751,774

		4,375,516

	Health Care Equipment 7.4%
29,059	Abaxis, Inc.*	665,742
243,628	AtriCure, Inc.*	2,372,937
193,600	Cardica, Inc.* ††	375,584
330,000	Cardica, Inc. PIPE* ***	640,200
160,511	Cardiovascular Systems, Inc.*	1,828,220
37,755	DiaSorin S.p.A. (Italy)	1,399,532
63,899	NuVasive, Inc.*	1,090,756
89,610	Synovis Life Technologies, Inc.*	1,496,487
16,460	Zonare Medical Systems, Inc.* *** †	165

		9,869,623

	Health Care Services 0.7%
26,211	IPC The Hospitalist Co., Inc.*	935,471

	Health Care Technology 1.9%
21,550	athenahealth, Inc.*	1,283,302
19,926	Computer Programs and Systems, Inc.	1,318,105

		2,601,407

	Industrial Machinery 0.7%
159,500	AIA Engineering Ltd. (India)	1,000,059

	Internet Retail 3.3%
25,855	HomeAway, Inc.*	869,245
120,445	MakeMyTrip Ltd.* (India)	2,659,426
68,455	Yoox S.p.A.* (Italy)	881,369

		4,410,040

	Internet Software & Services 5.6%
132,684	Envestnet, Inc.*	1,326,840
6,160	OpenTable, Inc.*	283,422
75,041	SciQuest, Inc.*	1,121,112
127,631	SPS Commerce, Inc.*	2,079,109
235,787	TechTarget, Inc.*	1,346,344
52,135	Vistaprint N.V.*	1,409,209
91,388	Xtera Communications, Inc.* *** †	914

		7,566,950

	IT Consulting & Other Services 6.3%
91,056	Cognizant Technology Solutions Corp., Class A*	5,709,211
142,370	hiSoft Technology International Ltd. ADR* (China)	1,251,432
110,000	ServiceSource International, Inc.*	1,453,100

		8,413,743

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)

Shares		Value

	Life Sciences Tools & Services 2.5%
39,940	Divi’s Laboratories Ltd. (India)	$593,380
58,391	Fluidigm Corp.*	813,387
55,138	ICON plc ADR* (Ireland)	886,619
81,853	MEDTOX Scientific, Inc.	1,071,456

		3,364,842

	Oil & Gas Equipment & Services 1.0%
25,415	Dril-Quip, Inc.*	1,370,123

	Oil & Gas Exploration & Production 1.4%
46,915	Northern Oil and Gas, Inc.*	909,682
85,800	Selan Exploration Technology Ltd. (India)	515,396
117,580	Triangle Petroleum Corp.*	422,112

		1,847,190

	Oil & Gas Refining & Marketing 0.5%
30,000	Amyris, Inc.*	607,200

	Packaged Foods & Meats 1.8%
50,790	GlaxoSmithKline Consumer Healthcare Ltd. (India)	2,457,832

	Personal Products 0.0%
50,403	Ophthonix, Inc.* *** †	504

	Pharmaceuticals 0.5%
187,230	ISTA Pharmaceuticals, Inc.*	645,943

	Regional Banks 0.4%
642,935	City Union Bank Ltd. (India)	581,087

	Research & Consulting Services 2.6%
21,899	CoStar Group, Inc.*	1,138,091
120,139	eClerx Services Ltd. (India)	1,769,647
61,260	Resources Connection, Inc.	599,123

		3,506,861

	Restaurants 0.8%
19,605	Peet’s Coffee & Tea, Inc.*	1,090,822

	Semiconductors 9.9%
68,238	Hittite Microwave Corp.*	3,323,190
21,845	NVE Corp.*	1,325,118
32,917	O2Micro International Ltd. ADR* (China)	137,264
160,685	Power Integrations, Inc.††	4,918,568
108,235	Silicon Laboratories, Inc.*	3,626,955

		13,331,095

	Specialized Finance 4.1%
98,350	Crisil Ltd. (India)	1,690,475
47,815	ICRA Ltd. (India)	915,918
93,190	MSCI, Inc., Class A*	2,826,453

		5,432,846

	Systems Software 4.6%
203,434	DemandTec, Inc.*	1,330,458
35,047	NetSuite, Inc.*	946,620
64,160	OPNET Technologies, Inc.	2,239,826
61,365	Sourcefire, Inc.*	1,642,127

		6,159,031

	Thrifts & Mortgage Finance 1.7%
538,625	LIC Housing Finance Ltd. (India)	2,300,687

	Total Common Stocks (cost $117,216,696)	127,338,423

Shares		Value

	PREFERRED STOCKS 0.9%

	Biotechnology 0.2%
169,492	Nanosys, Inc., Series D Pfd.* *** †	$194,068
40,380	Nanosys, Inc., Series E Pfd.* *** †	46,235

		240,303

	Health Care Technology 0.7%
253,064	Data Sciences International, Inc., Series B Pfd.* *** †	807,502
243,902	TherOx, Inc., Series I Pfd.* *** †	207,317

		1,014,819

	Total Preferred Stocks (cost $2,021,237)	1,255,122

	LIMITED PARTNERSHIP INTEREST 4.3%

	Asset Management & Custody Banks 4.3%
	Greenspring Global Partners II-B, L.P.*** †	4,358,322
	Greenspring Global Partners III-B, L.P.*** †	1,428,580

		5,786,902

	Total Limited Partnership Interest (cost $5,274,467)	5,786,902

	WARRANTS 0.1%

	Biotechnology 0.0%
43,605	NeurogesX, Inc., expiring 7/22/16* *** †	5,451

	Health Care Equipment 0.1%
165,000	Cardica, Inc., expiring 9/29/14* *** †	112,200

	Total Warrants (cost $26,076)	117,651

SEPTEMBER 30, 2011

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.2%

	Repurchase Agreement 0.2%
$272,371	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $220,000 of United States Treasury Bonds 4.25% due 11/15/40; value: $280,225; repurchase proceeds: $272,371†† (cost $272,371)	$272,371

	Total Short-Term Investments (cost $272,371)	272,371

	Total Investments (cost $124,810,847) 100.4%§	134,770,469

	Liabilities less Other Assets (0.4%)	(567,875)

	NET ASSETS 100.0%	$134,202,594

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 17.55%.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At September 30, 2011, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	0.6
China	1.0
Germany	1.3
India	17.0
Indonesia	1.2
Ireland	0.7
Italy	1.7
United Arab Emirates	1.0
United Kingdom	1.5
United States	74.0

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX) — Schedule of Investments (formerly Wasatch Global Science & Technology Fund)

Shares		Value

	COMMON STOCKS 87.2%

	Advertising 1.2%
17,282	1000mercis (France)	$858,877

	Apparel Retail 0.3%
6,105	Hennes & Mauritz AB, Class B (Sweden)	184,080

	Apparel, Accessories & Luxury Goods 0.5%
46,745	WeSC AB* (Sweden)	339,091

	Application Software 1.4%
7,085	BasWare Oyj (Finland)	167,242
14,560	Fidessa Group plc (United Kingdom)	357,781
30,785	ORC Software AB (Sweden)	208,195
2,185	SimCorp A/S (Denmark)	314,786

		1,048,004

	Asset Management & Custody Banks 1.2%
32,087	CETIP S.A. (Brazil)	402,050
44,472	Tata Investment Corp. Ltd. (India)	449,489

		851,539

	Automotive Retail 0.9%
85,055	Halfords Group plc (United Kingdom)	387,476
8,630	Mekonomen AB (Sweden)	269,305

		656,781

	Biotechnology 2.8%
213,075	Abcam plc (United Kingdom)	1,206,806
42,825	Myriad Genetics, Inc.*	802,540

		2,009,346

	Commercial Printing 1.2%
115,104	InnerWorkings, Inc.*	902,415

	Communications Equipment 2.1%
6,400	Acme Packet, Inc.*	272,576
26,990	Finisar Corp.*	473,405
20,080	JDS Uniphase Corp.*	200,198
27,710	Riverbed Technology, Inc.*	553,091

		1,499,270

	Computer Hardware 4.9%
7,325	Apple, Inc.*	2,792,144
60,960	Silicon Graphics International Corp.*	726,643

		3,518,787

	Computer Storage & Peripherals 0.8%
28,400	EMC Corp.*	596,116

	Construction & Farm Machinery & Heavy Trucks 0.4%
33,838	Takeuchi Manufacturing Co. Ltd.* (Japan)	254,484

	Data Processing & Outsourced Services 9.9%
6,553	Alliance Data Systems Corp.*	607,463
7,475	MasterCard, Inc., Class A	2,370,771
29,795	Visa, Inc., Class A	2,554,027
108,930	Wirecard AG (Germany)	1,673,559

		7,205,820

	Diversified Support Services 1.3%
24,485	Copart, Inc.*	957,853

Shares		Value

	Electronic Equipment & Instruments 0.9%
16,520	Hologram Industries (France)	$352,764
14,650	National Instruments Corp.	334,899

		687,663

	Health Care Distributors 0.5%
18,880	PSS World Medical, Inc.*	371,747

	Health Care Equipment 5.0%
34,415	Cyberonics, Inc.*	973,944
50,365	DiaSorin S.p.A. (Italy)	1,866,970
11,800	Mindray Medical International Ltd. ADR (China)	278,598
9,200	NuVasive, Inc.*	157,044
9,185	Stratec Biomedical Systems AG (Germany)	360,048

		3,636,604

	Health Care Facilities 2.7%
811,773	CVS Group plc* (United Kingdom)	1,256,254
42,175	VCA Antech, Inc.*	673,956

		1,930,210

	Health Care Services 3.5%
40,888	Bio-Reference Laboratories, Inc.*	752,748
9,652	CorVel Corp.*	410,210
101,300	Diagnosticos da America S.A. (Brazil)	863,656
12,600	Express Scripts, Inc.*	467,082
5,212	Servizi Italia S.p.A. (Italy)	35,061

		2,528,757

	Health Care Supplies 2.3%
25,314	Sartorius Stedim Biotech (France)	1,536,101
128,000	Shandong Weigao Group Medical Polymer Co. Ltd. (China)	142,122

		1,678,223

	Health Care Technology 0.6%
215,873	RaySearch Laboratories AB (Sweden)	442,281

	Home Entertainment Software 0.2%
30,869	UbiSoft Entertainment S.A.* (France)	166,668

	Home Improvement Retail 0.2%
32,390	Byggmax Group AB (Sweden)	134,545

	Internet Retail 3.9%
5,080	Amazon.com, Inc.*	1,098,448
16,389	ASOS plc* (United Kingdom)	387,542
7,635	Netflix, Inc.*	863,977
8,638	Start Today Co. Ltd. (Japan)	187,410
5,010	zooplus AG* (Germany)	298,284

		2,835,661

	Internet Software & Services 6.7%
53,545	Akamai Technologies, Inc.*	1,064,474
25,985	eBay, Inc.*	766,298
4,560	Google, Inc., Class A*	2,345,573
24,325	Vistaprint N.V.*	657,505
6,528	Xtera Communications, Inc.* *** †	65

		4,833,915

	IT Consulting & Other Services 1.8%
12,900	Cognizant Technology Solutions Corp., Class A*	808,830
2,959	International Business Machines Corp.	517,914

		1,326,744

SEPTEMBER 30, 2011

Shares		Value

	Life Sciences Tools & Services 1.7%
21,175	Covance, Inc.*	$962,404
3,480	Eurofins Scientific (France)	264,150

		1,226,554

	Movies & Entertainment 1.3%
30,595	CTS Eventim AG (Germany)	915,242

	Oil & Gas Refining & Marketing 0.9%
20,300	World Fuel Services Corp.	662,795

	Other Diversified Financial Services 0.4%
26,238	Hypoport AG* (Germany)	277,110

	Personal Products 1.7%
20,000	Herbalife Ltd.	1,072,000
11,475	Natura Cosmeticos S.A. (Brazil)	195,788

		1,267,788

	Pharmaceuticals 4.1%
43,130	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,605,299
37,700	Valeant Pharmaceuticals International, Inc. (Canada)	1,399,424

		3,004,723

	Research & Consulting Services 0.5%
7,195	Bertrandt AG (Germany)	343,576

	Semiconductors 11.5%
53,705	Altera Corp.	1,693,318
98,200	BCD Semiconductor Manufacturing Ltd. ADR* (China)	491,000
13,880	Hittite Microwave Corp.*	675,956
71,000	Intel Corp.	1,514,430
20,405	Linear Technology Corp.	564,198
34,725	Microchip Technology, Inc.	1,080,295
73,760	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	843,077
52,700	Xilinx, Inc.	1,446,088

		8,308,362

	Specialized Finance 3.1%
39,100	Encore Capital Group, Inc.*	854,335
6,475	IntercontinentalExchange, Inc.*	765,733
10,050	Portfolio Recovery Associates, Inc.*	625,311

		2,245,379

	Systems Software 2.3%
12,000	Check Point Software Technologies Ltd.* (Israel)	633,120
349,000	GuestLogix, Inc.* (Canada)	167,740
15,140	Init Innovation In Traffic Systems AG (Germany)	334,256
18,881	Oracle Corp.	542,640

		1,677,756

	Trading Companies & Distributors 1.0%
75,150	MonotaRO Co. Ltd. (Japan)	755,747

	Trucking 1.5%
52,685	Trancom Co. Ltd. (Japan)	1,072,179

	Total Common Stocks (cost $60,649,016)	63,212,692

Shares		Value

	PREFERRED STOCKS 1.9%

	Health Care Equipment 1.9%
33,886	Sartorius AG Pfd. (Germany)	$1,356,209

	Total Preferred Stocks (cost $1,280,219)	1,356,209

	LIMITED PARTNERSHIP INTEREST 0.6%

	Asset Management & Custody Banks 0.6%
	Greenspring Global Partners II-B, L.P.*** †	484,252

	Total Limited Partnership Interest (cost $444,387)	484,252

	WARRANTS 0.1%

	Health Care Equipment 0.1%
71,500	Cardica, Inc., expiring 9/29/14* *** †	48,620

	Total Warrants (cost $8,937)	48,620

Number of Contracts		Value

	PUT OPTIONS PURCHASED 0.0%

	Apparel, Accessories & Luxury Goods 0.0%
20,000	Carters, Inc., expiring 12/17/11, exercise price $25	$14,000

	Footwear 0.0%
10,000	Steven Madden Ltd., expiring 3/17/12, exercise price $25	6,500

	Total Put Options Purchased (premium $44,557)	20,500

WASATCH WORLD INNOVATORS FUND (WAGTX) — Schedule of Investments (formerly Wasatch Global Science & Technology Fund) (continued)	SEPTEMBER 30, 2011

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.1%

	Repurchase Agreement 6.1%
$4,434,458	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $4,030,000 of United States Treasury Notes 3.125% due 5/15/19; value: $4,528,713; repurchase proceeds: $4,434,461†† (cost $4,434,458)	$4,434,458

	Total Short-Term Investments (cost $4,434,458)	4,434,458

	Total Investments (cost $66,861,574) 95.9%§	69,556,731

	Other Assets less Liabilities 4.1%	2,936,236

	NET ASSETS 100.0%	$72,492,967

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 23.81%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2011, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	2.3
Canada	2.4
China	1.4
Denmark	0.5
Finland	0.3
France	4.9
Germany	8.5
India	0.7
Israel	3.4
Italy	2.9
Japan	3.5
Sweden	2.4
Taiwan	1.3
United Kingdom	5.5
United States	60.0

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments	SEPTEMBER 30, 2011

Principal Amount		Value

	ASSET BACKED SECURITIES 2.8%
$1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	$1,791,856
600,000	Citibank Omni Master Trust, 4.90%, 11/15/18, Series 2009-A17, Class A17†	653,272
1,310,000	World Financial Network Credit Card Master Trust, 3.96%, 4/15/19, Series 2010-A, Class A	1,410,733

	Total Asset Backed Securities (cost $3,831,503)	3,855,861

	COLLATERALIZED MORTGAGE OBLIGATIONS 24.3%
250,000	Banc of America Commercial Mortgage, Inc., 5.234%, 11/10/42, Series 2005-1, Class A4†††	257,733
33,358	Banc of America Mortgage Securities, Inc., 3.067%, 2/25/33, Series 2003-A, Class 3A1†††	31,608
263,885	Bear Stearns Commercial Mortgage Securities, 4.735%, 9/11/42, Series 2005-PWR9, Class A2	263,136
179,422	Countrywide Home Loans, 4.50%, 8/25/19, Series 2004-J7, Class 2A1	181,951
942,660	Federal Home Loan Mortgage Corp., 1.50%, 4/15/24, Series 3780, Class TA	945,989
64,956	Federal Home Loan Mortgage Corp., 2.29%, 11/1/35, Series 1M0010†††	67,987
124,858	Federal Home Loan Mortgage Corp., 2.484%, 5/1/31, Series 847292†††	131,762
98,820	Federal Home Loan Mortgage Corp., 2.572%, 12/1/32, Series 847527†††	103,182
34,120	Federal Home Loan Mortgage Corp., 2.753%, 8/1/33, Series 847281†††	35,987
468,606	Federal Home Loan Mortgage Corp., 3.779%, 1/1/25, Series 775629†††	472,282
919,247	Federal Home Loan Mortgage Corp., 4.00%, 6/15/17, Series 2714, Class BW	934,025
297,606	Federal Home Loan Mortgage Corp., 4.103%, 5/1/25, Series 775617†††	310,221
959,467	Federal Home Loan Mortgage Corp., 4.50%, 1/15/18, Series 2903, Class BA	971,466
502,726	Federal Home Loan Mortgage Corp., 4.50%, 12/1/18, Series G11657	537,250
116,882	Federal Home Loan Mortgage Corp., 5.00%, 2/15/23, Series 2960, Class KP	119,090
84,858	Federal Home Loan Mortgage Corp., 5.125%, 6/15/18, Series R016, Class AM	86,627
403,197	Federal Home Loan Mortgage Corp., 5.50%, 5/15/15, Series 2808, Class VA	435,218
142,670	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	155,185
413,901	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	450,854
449,774	Federal National Mortgage Assoc., 2.082%, 12/1/35, Series 848390†††	462,985
378,920	Federal National Mortgage Assoc., 2.18%, 1/1/35, Series 825245†††	391,834
212,682	Federal National Mortgage Assoc., 2.285%, 11/1/34, Series 782320†††	223,201
17,139	Federal National Mortgage Assoc., 2.60%, 10/1/32, Series 659567†††	17,734
214,351	Federal National Mortgage Assoc., 2.815%, 1/1/18, Series 57735†††	219,108
224,348	Federal National Mortgage Assoc., 3.195%, 2/1/21, Series 313380†††	228,420
427,204	Federal National Mortgage Assoc., 3.50%, 6/25/23, Series 2003-46, Class LD	449,584

Principal Amount		Value

$478,218	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	$507,756
354,207	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	370,992
223,535	Federal National Mortgage Assoc., 4.077%, 7/1/19, Series 070377†††	228,193
474,561	Federal National Mortgage Assoc., 4.50%, 5/1/19, Series 725445	508,494
460,342	Federal National Mortgage Assoc., 4.50%, 7/1/19, Series 725609	493,258
588,927	Federal National Mortgage Assoc., 4.50%, 6/25/29, Series 2005-121, Class V	645,543
238,643	Federal National Mortgage Assoc., 4.50%, 1/25/30, Series 2004-67, Class AC	242,330
1,301,800	Federal National Mortgage Assoc., 5.00%, 7/25/23, Series 2005-4, Class VG	1,399,779
278,830	Federal National Mortgage Assoc., 5.00%, 8/25/34, Series 2004-W10, Class A24	278,533
250,000	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	285,668
327,183	Government National Mortgage Assoc., 2.25%, 1/20/30, Series 80364†††	338,583
901,946	Government National Mortgage Assoc., 2.25%, 7/20/34, Series 80987†††	935,103
1,302,816	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	1,349,688
485,989	Government National Mortgage Assoc., 3.25%, 7/20/37, Series 2010-33, Class AP	492,826
1,034,423	Government National Mortgage Assoc., 4.00%, 6/20/37, Series 2008-30, Class AC	1,086,714
1,031,897	Government National Mortgage Assoc., 4.00%, 6/20/38, Series 2009-69, Class WC	1,087,825
1,325,331	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	1,411,394
1,432,348	Government National Mortgage Assoc., 4.00%, 3/20/39, Series 2009-31, Class TA	1,529,815
1,307,723	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	1,380,893
755,487	Government National Mortgage Assoc., 4.50%, 8/15/24, Series 717874	811,159
110,259	Government National Mortgage Assoc., 4.50%, 1/20/31, Series 2005-38, Class A	111,132
1,090,664	Government National Mortgage Assoc., 4.50%, 6/20/34, Series 2009-101, Class G	1,153,156
1,120,878	Government National Mortgage Assoc., 4.50%, 8/20/34, Series 2009-36, Class G	1,185,728
1,154,788	Government National Mortgage Assoc., 4.50%, 8/16/35, Series 2009-62, Class DT	1,206,403
638,013	Government National Mortgage Assoc., 4.50%, 2/20/38, Series 2009-55, Class NP	695,876
998,166	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	1,093,370
619,549	Government National Mortgage Assoc., 4.658%, 12/16/30, Series 2005-12, Class C	655,463
914,017	Government National Mortgage Assoc., 5.00%, 1/20/16, Series 2005-3, Class VA	997,574
61,649	Government National Mortgage Assoc., 5.00%, 12/20/29, Series 2004-101, Class MA	61,796
957,488	Government National Mortgage Assoc., 5.00%, 9/16/31, Series 2009-38, Class A	1,015,389
500,000	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	573,695
247,471	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	265,082

	Total Collateralized Mortgage Obligations (cost $31,954,318)	32,883,629

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	CORPORATE BONDS 35.3%

	Aerospace & Defense 1.1%
$200,000	General Dynamics Corp., 4.25%, 5/15/13	$211,241
250,000	Martin Marietta Corp., 7.375%, 4/15/13	272,403
1,000,000	Raytheon Co., 1.625%, 10/15/15	997,168

		1,480,812

	Air Freight & Logistics 0.4%
500,000	United Parcel Service, Inc., 3.875%, 4/1/14	536,940

	Automotive Retail 0.6%
775,000	AutoZone, Inc., 5.50%, 11/15/15	852,284

	Beverages—Non-alcoholic 0.4%
500,000	PepsiAmericas, Inc., 5.00%, 5/15/17	577,391

	Cable & Satellite 0.4%
550,000	Comcast Corp., 5.30%, 1/15/14	596,254

	Commercial Banks—Southern U.S. 0.6%
800,000	BB&T Corp., 3.20%, 3/15/16 MTN	817,094

	Computer Hardware 0.7%
600,000	Hewlett-Packard Co., 2.125%, 9/13/15	594,767
300,000	Hewlett-Packard Co., 6.50%, 7/1/12	311,106

		905,873

	Construction & Farm Machinery & Heavy Trucks 1.2%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	593,290
550,000	John Deere Capital Corp., 4.90%, 9/9/13 MTN	590,916
500,000	PACCAR Financial Corp., 1.95%, 12/17/12 MTN	505,146

		1,689,352

	Consumer Finance 0.5%
700,000	American Express Credit Corp., 5.875%, 5/2/13 MTN	742,354

	Distillers & Vintners 0.4%
504,000	Diageo Capital plc, 7.375%, 1/15/14 (United Kingdom)	572,509

	Diversified Banks 4.1%
1,000,000	Bank of America Corp., 7.375%, 5/15/14	1,031,032
325,000	HSBC Finance Corp., 6.375%, 10/15/11	325,469
950,000	Royal Bank of Canada Certificate of Deposit, 2.25%, 3/15/13 (Canada)	973,027
500,000	SouthTrust Corp., 5.80%, 6/15/14	532,506
1,125,000	US Bancorp, 4.20%, 5/15/14	1,207,335
750,000	Wachovia Corp., 5.25%, 8/1/14	786,836
700,000	Wells Fargo & Co., 0.343%, 1/24/12†††	700,062

		5,556,267

	Diversified Metals & Mining 0.3%
450,000	Rio Tinto Alcan, Inc., 4.50%, 5/15/13 (Canada)	471,006

	Drug Retail 0.3%
400,000	Walgreen Co., 4.875%, 8/1/13	429,758

	Electric Utilities 1.0%
350,000	Energy East Corp., 6.75%, 6/15/12	362,502
300,000	Florida Power & Light Co., 4.85%, 2/1/13	314,910
600,000	Georgia Power Co., 5.125%, 11/15/12, Series K	627,246

		1,304,658

Principal Amount		Value

	Finance—Investment Banking & Brokerage 0.3%
$500,000	MF Global Holdings Ltd., 6.25%, 8/8/16	$472,245

	Finance—Other Services 0.4%
500,000	Sun Canada Financial Co., 7.25%, 12/15/15†	574,203

	Footwear 0.5%
600,000	Nike, Inc., 5.15%, 10/15/15 MTN	685,334

	Health Care Equipment 0.2%
250,000	Baxter International, Inc., 4.625%, 3/15/15	277,928

	Household Appliances 0.3%
350,000	Whirlpool Corp., 8.00%, 5/1/12	363,456

	Industrial Conglomerates 3.6%
500,000	3M Co., 4.375%, 8/15/13 MTN	536,166
1,250,000	General Electric Capital Corp., 3.75%, 11/14/14, Series A	1,304,891
1,000,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	1,090,158
1,000,000	General Electric Capital Corp., 5.90%, 5/13/14	1,093,224
740,000	Tyco International Finance Ltd. S.A., 6.00%, 11/15/13	810,164

		4,834,603

	Industrial Gases 0.5%
600,000	Praxair, Inc., 2.125%, 6/14/13	614,137

	Industrial Machinery 0.5%
600,000	Parker Hannifin Corp., 4.875%, 2/15/13	633,244

	Instruments—Scientific 0.4%
600,000	Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	609,865

	Integrated Oil & Gas 0.4%
500,000	ConocoPhillips, 4.60%, 1/15/15	547,737

	Integrated Telecommunication Services 1.5%
149,929	Ameritech Capital Funding, 9.10%, 6/1/16	178,100
870,000	AT&T, Inc., 2.50%, 8/15/15	889,400
520,000	Verizon Communications, Inc., 5.55%, 2/15/16	593,257
300,000	Verizon Global Funding Corp., 4.375%, 6/1/13	316,559

		1,977,316

	Investment Banking & Brokerage 0.4%
500,000	Goldman Sachs Group, Inc. (The), 5.35%, 1/15/16	517,357

	Life & Health Insurance 1.5%
500,000	Principal Life Income Funding Trusts, 5.30%, 4/24/13 MTN	530,103
850,000	Prudential Financial, Inc., 6.20%, 1/15/15	932,974
480,000	Prudential Holdings, LLC, 7.245%, 12/18/23, Series FSA†	566,942

		2,030,019

	Medical Instruments 0.7%
800,000	Medtronic, Inc., 4.75%, 9/15/15, Series B	898,625

	Medical—Drugs 0.6%
575,000	Pharmacia Corp., 6.75%, 12/15/27	759,661

	Medical—Health Maintenance Organizations 0.7%
1,000,000	WellPoint, Inc., 2.375%, 2/15/17	988,892

SEPTEMBER 30, 2011

Principal Amount		Value

	Movies & Entertainment 0.5%
$250,000	Walt Disney Co. (The), 4.50%, 12/15/13	$270,056
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	419,780

		689,836

	Oil & Gas Exploration & Production 0.2%
300,000	Apache Corp., 6.25%, 4/15/12	308,179

	Other Diversified Financial Services 1.3%
1,350,000	Bear Stearns Cos., LLC (The), 5.70%, 11/15/14	1,455,868
260,000	Source One Mortgage Services, 9.00%, 6/1/12, Series B	268,877

		1,724,745

	Personal Products 0.5%
655,000	Avon Products, Inc., 5.625%, 3/1/14	704,583

	Pharmaceuticals 2.9%
745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	890,097
795,000	Cardinal Health, Inc., 6.00%, 6/15/17	919,042
1,000,000	Johnson & Johnson, 5.55%, 8/15/17	1,202,872
725,000	Pharmacia Corp., 6.50%, 12/1/18	905,923

		3,917,934

	Property & Casualty Insurance 0.6%
435,000	Allstate Corp. (The), 7.50%, 6/15/13	474,616
325,000	Progressive Corp. (The), 6.375%, 1/15/12	329,042

		803,658

	Railroads 0.2%
300,000	Burlington Northern Santa Fe, LLC, 4.30%, 7/1/13	316,154

	Regional Banks 0.5%
700,000	Fifth Third Bancorp, 5.45%, 1/15/17	744,120

	Reinsurance 0.9%
1,150,000	Berkshire Hathaway, Inc., 3.20%, 2/11/15	1,209,077

	Semiconductor Equipment 0.2%
250,000	Applied Material, Inc., 2.65%, 6/15/16	256,134

	Soft Drinks 0.5%
600,000	Bottling Group, LLC, 4.625%, 11/15/12	626,835

	Special Purpose Entity 0.1%
88,000	Targeted Return Index Fund, 6.814%, 1/15/12, Series 2002-10† †††	88,948

	Specialized Finance 0.5%
600,000	CME Group, Inc., 5.40%, 8/1/13	642,186

	Steel 0.7%
950,000	Nucor Corp., 5.00%, 12/1/12	994,632

	Systems Software 0.6%
750,000	Oracle Corp., 3.75%, 7/8/14	807,712

	Transport—Rail 0.6%
700,000	Union Pacific Corp., 5.375%, 5/1/14	772,211

	Total Corporate Bonds (cost $46,390,293)	47,924,118

Principal Amount		Value

	MUNICIPAL BONDS 1.4%
$650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	$728,969
625,000	City of Liberty MO, 4.45%, 10/1/13 (NATL-RE)	645,156
500,000	Richmond, CA Joint Powers Financing Authority Revenue, 8.25%, 7/1/19	544,370

	Total Municipal Bonds (cost $1,799,488)	1,918,495

Shares		Value

	MUTUAL FUNDS 0.5%
44,453	Eaton Vance Short Duration Diversified Income Fund	$715,249

	Total Mutual Funds (cost $666,443)	715,249

	EXCHANGE TRADED FUNDS 0.5%
6,000	iShares iBoxx Investment Grade Corporate Bond Fund	674,040

	Total Exchange Traded Funds (cost $519,311)	674,040

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 20.4%

$1,000,000	Federal Farm Credit Bank, 2.65%, 5/11/15	$1,063,205
1,000,000	Federal Farm Credit Bank, 3.85%, 2/11/15	1,101,210
1,000,000	Federal Farm Credit Bank, 3.875%, 10/7/13	1,068,598
650,000	Federal Farm Credit Bank, 4.875%, 4/1/14	719,371
1,000,000	Federal Home Loan Bank, 1.00%, 7/28/16##	1,000,418
1,000,000	Federal Home Loan Bank, 2.00%, 7/17/14##	1,005,369
1,550,000	Federal Home Loan Bank, 5.00%, 9/14/12	1,617,566
2,000,000	Federal Home Loan Mortgage Corp., 1.125%, 8/24/16 MTN##	2,002,124
1,500,000	Federal Home Loan Mortgage Corp., 2.52%, 12/9/14	1,583,653
1,300,000	Federal Home Loan Mortgage Corp., 3.00%, 7/28/14	1,386,276
700,000	Federal Home Loan Mortgage Corp., 4.75%, 11/17/15	804,560
700,000	Federal Home Loan Mortgage Corp., 5.55%, 10/4/16	700,106
1,000,000	Federal National Mortgage Assoc., 1.00%, 11/9/15##	1,000,969
1,000,000	Federal National Mortgage Assoc., 2.05%, 5/21/14##	1,001,206
1,050,000	Federal National Mortgage Assoc., 2.05%, 5/23/17	1,079,303
1,000,000	Federal National Mortgage Assoc., 2.075%, 3/7/16	1,010,152
2,200,000	Federal National Mortgage Assoc., 2.625%, 11/20/14	2,331,853

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)	SEPTEMBER 30, 2011

Principal Amount		Value

$700,000	Federal National Mortgage Assoc., 3.00%, 12/29/16	$711,547
1,800,000	Federal National Mortgage Assoc., 4.875%, 12/15/16	2,114,338
600,000	Federal National Mortgage Assoc., 5.24%, 8/7/18	649,022
621,349	New Valley Generation IV, 4.687%, 1/15/22***	674,288
1,000,000	Tennessee Valley Authority, 0.00%, 11/1/18, Series C###	855,392
800,000	Tennessee Valley Authority, 6.00%, 3/15/13, Series C	863,422
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,260,507

	Total U.S. Government Agency Securities (cost $26,819,122)	27,604,455

	U.S. TREASURY BONDS 5.6%
6,825,000	U.S. Treasury Bond, 3.25%, 12/31/16	7,600,279

	Total U.S. Treasury Bonds (cost $7,253,903)	7,600,279

	U.S. TREASURY INFLATION PROTECTED BONDS 1.6%
1,941,066	U.S. Treasury Bond, 1.625%, 1/15/18#	2,171,719

	Total U.S. Treasury Inflation Protected Bonds (cost $1,888,176)	2,171,719

	U.S. TREASURY NOTES 4.7%
5,500,000	U.S. Treasury Note, 3.625%, 8/15/19	6,333,591

	Total U.S. Treasury Notes (cost $6,355,147)	6,333,591

Shares		Value

	PREFERRED STOCKS 0.7%

	Investment Banking & Brokerage 0.3%
20,000	Morgan Stanley Cap TR VI, 6.60%, Pfd.	$435,800

	Other Diversified Financial Services 0.4%
20,000	Bank One Capital TR VI, 7.20%, Pfd.	517,200

	Total Preferred Stocks (cost $972,581)	953,000

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$1,863,720	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $1,915,000 of United States Treasury Notes 1.375% due 9/30/18; value: $1,903,031; repurchase proceeds: $1,863,721 (cost $1,863,720)	$1,863,720

	Total Short-Term Investments (cost $1,863,720)	1,863,720

	Total Investments (cost $130,314,005) 99.2%	134,498,156

	Other Assets less Liabilities 0.8%	1,118,719

	NET ASSETS 100.0%	$135,616,875

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

†††Variable rate securities.

#Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on the principal amount that is adjusted for inflation based on the Consumer Price Index.

##Step Bond. The rate shown is as of September 30, 2011 and will reset at a future date.

###Zero Coupon Bond.

MTN Medium Term Note.

NATL-RE National Public Finance Guarantee Corporation.

See Notes to Financial Statements.

At September 30, 2011, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.1
United Kingdom	1.1
United States	97.8

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	SEPTEMBER 30, 2011

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 98.1%

$ 9,700,000	U.S. Treasury Bond, 3.50%, 2/15/39	$10,785,188
2,000,000	U.S. Treasury Bond, 3.875%, 8/15/40	2,376,250
6,335,000	U.S. Treasury Bond, 4.25%, 5/15/39	7,972,205
15,400,000	U.S. Treasury Bond, 4.25%, 11/15/40	19,473,777
1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	1,788,500
1,040,000	U.S. Treasury Bond, 4.375%, 5/15/40	1,338,678
10,000,000	U.S. Treasury Bond, 4.50%, 5/15/38	13,025,000
6,000,000	U.S. Treasury Bond, 4.50%, 8/15/39	7,853,436
11,300,000	U.S. Treasury Bond, 4.75%, 2/15/37	15,177,312
4,260,000	U.S. Treasury Bond, 4.75%, 2/15/41	5,820,890
48,400,000	U.S. Treasury Strip, principal only, 5/15/30	28,307,466
46,300,000	U.S. Treasury Strip, principal only, 2/15/31	26,495,360
42,837,000	U.S. Treasury Strip, principal only, 2/15/37	19,777,843
30,150,000	U.S. Treasury Strip, principal only, 5/15/39	12,885,356
26,000,000	U.S. Treasury Strip, principal only, 5/15/40	10,771,878

	Total U.S. Government Obligations (cost $150,677,333)	183,849,139

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$ 2,591,994	Repurchase Agreement dated 9/30/11, 0.01% due 10/3/11 with State Street Bank and Trust Co. collateralized by $2,665,000 of United States Treasury Notes 1.375% due 9/30/18; value: $2,648,344; repurchase proceeds: $2,591,996 (cost $2,591,994)	$2,591,994

	Total Short-Term Investments (cost $2,591,994)	2,591,994

	Total Investments (cost $153,269,327) 99.5%	186,441,133

	Other Assets less Liabilities 0.5%	927,171

	NET ASSETS 100.0%	$187,368,304

	See Notes to Financial Statements.

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND[1]	EMERGING MARKETS SMALL CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$336,254,282	$11,453,759	$779,912,409
Repurchase agreements	19,396,554	252,073	26,363,875

	$355,650,836	$11,705,832	$806,276,284

Investments, at market value
Unaffiliated issuers	$423,654,126	$10,449,793	$750,131,682
Repurchase agreements	19,396,554	252,073	26,363,875

	443,050,680	10,701,866	776,495,557
Foreign currency on deposit (cost of $0, $41,624, $4,053,367, $1,893,557, $99,327, $390,425, $2,389,412 and $0, respectively)	—	41,095	3,962,897
Receivable for investment securities sold	895,194	—	2,314,704
Capital shares receivable	446,122	16,000	1,443,902
Interest and dividends receivable	137,695	7,710	542,410
Prepaid expenses and other assets	24,821	57,485	46,511

Total Assets	444,554,512	10,824,156	784,805,981

Liabilities:
Call options written at value (premiums of $178,735, $0, $0, $0, $0, $0, $0 and $0, respectively)	122,500	—	—
Payable for securities purchased	948,811	—	762,163
Capital shares payable	9,611,537	183,000	6,229,482
Dividends payable to shareholders	—	—	—
Payable to Advisor	377,780	4,714	1,154,117
Accrued fund administration fees	14,181	340	26,260
Accrued expenses and other liabilities	186,016	55,801	583,336
Other payables	—	—	1,853,004

Total Liabilities	11,260,825	243,855	10,608,362

Net Assets	$433,293,687	$10,580,301	$774,197,619

Net Assets Consist of:
Capital stock	$132,786	$57,958	$3,590,426
Paid-in-capital in excess of par	428,314,776	11,603,955	823,582,369
Undistributed net investment income (loss)	(29,933)	(5,463)	(1,106,194)
Undistributed net realized gain (loss) on investments and foreign currency translations	(82,580,021)	(71,305)	(20,121,254)
Net unrealized appreciation (depreciation) on investments, options written and foreign currency translations	87,456,079	(1,004,844)	(31,747,728)

Net Assets	$433,293,687	$10,580,301	$774,197,619

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	13,278,607	5,795,828	359,042,577

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$32.63	$1.83	$2.16

[1]	Fund inception date was April 26, 2011.

[2]	Formerly known as Wasatch-1st Source Income Equity Fund.

See Notes to Financial Statements.

SEPTEMBER 30, 2011

GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND[2]

$172,505,661	$60,959,143	$269,503,966	$136,677,745	$1,498,801,626
3,428,764	2,841,875	1,274,075	8,991,949	56,097,106

$175,934,425	$63,801,018	$270,778,041	$145,669,694	$1,554,898,732

$195,115,710	$69,752,390	$279,248,283	$134,856,190	$1,487,050,304
3,428,764	2,841,875	1,274,075	8,991,949	56,097,106

198,544,474	72,594,265	280,522,358	143,848,139	1,543,147,410

1,628,034	83,552	373,977	2,117,665	—
18	—	1,277,775	767,960	10,414,005
34,327	22,598	307,176	5,424,805	880,534
207,260	39,187	510,414	266,377	2,169,884
40,930	12,814	38,191	13,492	186,891

200,455,043	72,752,416	283,029,891	152,438,438	1,556,798,724

—	—	—	—	—
3	91,381	102,115	310,867	6,421,139
193,620	—	845,711	138,330	1,931,824
—	—	—	—	286,291
263,919	44,632	315,457	213,981	1,116,976
6,990	2,392	9,835	4,954	52,055
135,718	53,097	170,163	196,200	519,714
—	—	105,496	5,485	—

600,250	191,502	1,548,777	869,817	10,327,999

$199,854,793	$72,560,914	$281,481,114	$151,568,621	$1,546,470,725

$542,467	$67,011	$163,573	$677,498	$1,304,625
159,429,764	63,079,231	299,008,252	135,501,347	1,580,041,039
(689,992)	(58,288)	(521,786)	(86,487)	46,466

18,229,689	697,284	(26,775,538)	17,581,126	(23,169,394)

22,342,865	8,775,676	9,606,613	(2,104,863)	(11,752,011)

$199,854,793	$72,560,914	$281,481,114	$151,568,621	$1,546,470,725

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
54,246,739	6,701,105	16,357,320	67,749,797	130,462,472

$3.68	$10.83	$17.21	$2.24	$11.85

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	LONG/SHORT FUND[1]	MICRO CAP FUND	MICRO CAP VALUE FUND

Assets:
Investments, at cost
Unaffiliated issuers	$670,162,735	$225,654,476	$117,819,589
Affiliated issuers[3]	—	1,540,000	—
Repurchase agreements	193,085,310	5,277,785	18,645,998

	$863,248,045	$232,472,261	$136,465,587

Investments, at market value
Unaffiliated issuers	$623,037,436	$248,055,006	$122,952,090
Affiliated issuers[3]	—	55,440	—
Repurchase agreements	193,085,310	5,277,785	18,645,998

	816,122,746	253,388,231	141,598,088
Foreign currency on deposit (cost of $0, $9,583, $22, $0, $157,588, $0, $16,966, and $0, respectively)	—	9,583	21
Receivable for investment securities sold	23,454,487	1,297,930	1,741,168
Receivable from broker for securities sold short	111,417,333	—	—
Capital shares receivable	1,810,076	6,993	13,571
Interest and dividends receivable	699,484	109,699	212,354
Prepaid expenses and other assets	39,822	18,083	29,997
Unrealized appreciation on foreign currency exchange contracts	—	—	238,671

Total Assets	953,543,948	254,830,519	143,833,870

Liabilities:
Call options written at value (premiums of $10,278,040, $0, $762,276, $0, $0, $0, $0 and $0, respectively)	6,052,310	—	392,070
Securities sold short, at value (proceeds of $103,180,486, $0, $0, $0, $0, $0, $0 and $0, respectively)	95,343,406	—	—
Bank overdraft of foreign currency (cost of $0, $0, $0, $0, $0, $60,813, $0, and $183,614, respectively)	—	—	—
Payable for securities purchased	16,265,287	713,287	263,862
Capital shares payable	1,542,528	150,554	35,168
Dividends payable to shareholders	—	—	—
Payable to Advisor	764,058	428,090	234,697
Accrued fund administration fees	25,889	8,561	4,854
Accrued expenses and other liabilities	233,285	106,642	108,159
Other payables	18,750	8,203	152

Total Liabilities	120,245,513	1,415,337	1,038,962

Net Assets	$833,298,435	$253,415,182	$142,794,908

Net Assets Consist of:
Capital stock	$702,956	$575,355	$636,062
Paid-in-capital in excess of par	874,444,176	302,048,309	138,518,001
Undistributed net investment income (loss)	—	(6,014)	(1,171,883)
Undistributed net realized gain (loss) on investments and foreign currency translations	(6,786,208)	(70,094,125)	(923,268)
Net unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(35,062,489)	20,891,657	5,735,996

Net Assets	$833,298,435	$253,415,182	$142,794,908

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	70,295,619	57,535,486	63,606,161

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$11.85	$4.40	$2.24

[1]	Formerly known as Wasatch-1st Source Long/Short Fund.

[2]	Formerly known as Wasatch Global Science & Technology Fund.

[3]	See Note 10 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2011

SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	WORLD INNOVATORS FUND[2]

$973,333,088	$162,938,792	$23,815,549	$124,538,476	$62,427,116
113,357,273	—	—	—	—
9,350,040	3,880,430	1,380,766	272,371	4,434,458

$1,096,040,401	$166,819,222	$25,196,315	$124,810,847	$66,861,574

$1,187,536,482	$167,035,481	$22,580,714	$134,498,098	$65,122,273
111,543,590	—	—	—	—
9,350,040	3,880,430	1,380,766	272,371	4,434,458

1,308,430,112	170,915,911	23,961,480	134,770,469	69,556,731
—	149,247	—	17,159	—
1,458,021	—	122,374	21,015	4,032,954
—	—	—	—	—
795,001	60,857	9,677	23,260	21,524
185,198	164,365	154,357	9,942	30,582
49,692	16,416	10,064	21,167	14,167
—	—	—	—	—

1,310,918,024	171,306,796	24,257,952	134,863,012	73,655,958

—	—	—	—	—
—	—	—	—	—
—	—	60,835	—	183,682
9,682,304	938,295	61,781	114	797,891
1,336,352	625,688	34,500	443,075	—
—	—	5,726	—	—
1,115,809	219,956	8,193	114,934	103,153
42,832	5,704	791	4,497	2,304
580,974	115,703	28,792	97,798	75,961
177,425	—	—	—	—

12,935,696	1,905,346	200,618	660,418	1,162,991

$1,297,982,328	$169,401,450	$24,057,334	$134,202,594	$72,492,967

$366,941	$542,273	$31,797	$66,738	$49,290
1,028,901,751	278,331,149	32,237,482	116,190,116	86,066,694
181,495	(30,245)	(65,100)	312,586	(23,124)
56,321,040	(113,524,595)	(6,911,166)	7,673,519	(16,291,798)
212,211,101	4,082,868	(1,235,679)	9,959,635	2,691,905

$1,297,982,328	$169,401,450	$24,057,334	$134,202,594	$72,492,967

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
36,694,098	54,227,313	3,179,701	6,673,811	4,929,016

$35.37	$3.12	$7.57	$20.11	$14.71

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	SEPTEMBER 30, 2011

	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$128,450,285	$150,677,333
Repurchase agreements	1,863,720	2,591,994

	$130,314,005	$153,269,327

Investments, at market value
Unaffiliated issuers	$132,634,436	$183,849,139
Repurchase agreements	1,863,720	2,591,994

	134,498,156	186,441,133
Capital shares receivable	208,483	764,608
Interest and dividends receivable	1,059,608	726,032
Prepaid expenses and other assets	17,635	19,280

Total Assets	135,783,882	187,951,053

Liabilities:
Capital shares payable	12,819	332,076
Dividends payable to shareholders	44,585	101,845
Payable to Advisor	61,357	78,170
Accrued fund administration fees	4,226	5,571
Accrued expenses and other liabilities	44,020	65,087

Total Liabilities	167,007	582,749

Net Assets	$135,616,875	$187,368,304

Net Assets Consist of:
Capital stock	$131,452	$99,941
Paid-in-capital in excess of par	132,704,978	145,257,445
Undistributed net investment income	257,770	12,100
Undistributed net realized gain (loss) on investments	(1,661,476)	8,827,012
Net unrealized appreciation (depreciation) on investments	4,184,151	33,171,806

Net Assets	$135,616,875	$187,368,304

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000
Issued and outstanding	13,145,151	9,994,125

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$10.32	$18.75

See Notes to Financial Statements.

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WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND[1]	EMERGING MARKETS SMALL CAP FUND

Investment Income:
Interest	$1,821	$67	$6,353
Dividends[3]
Unaffiliated issuers	3,089,041	78,499	16,608,947

Total investment income	3,090,862	78,566	16,615,300

Expenses:
Investment advisory fees	4,736,431	62,656	13,306,971
Shareholder servicing fees	602,281	24,153	1,584,701
Fund administration fees	88,299	738	141,423
Fund accounting fees	63,270	8,328	113,525
Reports to shareholders	78,565	7,099	249,594
Custody fees	80,488	31,715	997,186
Federal and state registration fees	34,326	722	168,412
Legal fees	22,982	416	36,177
Trustees’ fees	33,578	150	38,241
Interest	5,293	55	16,804
Offering and organization costs	—	44,242	—
Audit fees	22,260	21,487	22,831
Other expenses	33,249	568	24,043

Total expenses before reimbursement	5,801,022	202,329	16,699,908
Reimbursement of expenses by Advisor	—	(120,832)	(1,770,607)

Net Expenses	5,801,022	81,497	14,929,301

Net Investment Income (Loss)	(2,710,160)	(2,931)	1,685,999

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations Unaffiliated issuers	35,854,115	(79,340)	(7,207,571)
Realized foreign capital gains taxes	—	—	(220,076)
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	5,666,352	(1,004,844)	(111,667,061)
Change in deferred foreign capital gains taxes	229,117	—	979,191

Net gain (loss) on investments	41,749,584	(1,084,184)	(118,115,517)

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,039,424	$(1,087,115)	$(116,429,518)

[1]	Fund inception date was April 26, 2011.

[2]	Formerly known as Wasatch-1st Source Income Equity Fund.

[3]	Net of $42,627, $0, $1,640,519, $259,921, $13,381, $526,609, $244,503 and $123,016 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2011

GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND[2]

$1,314	$334	$1,413	$2,449	$4,435

4,376,895	775,782	5,542,923	2,870,292	41,136,655

4,378,209	776,116	5,544,336	2,872,741	41,141,090

4,702,941	585,737	4,499,785	3,346,860	15,849,492
323,745	156,043	440,275	527,555	2,364,465
53,237	15,606	62,733	32,003	328,537
84,444	20,840	65,746	56,180	192,959
78,943	15,234	61,808	84,457	314,813
142,473	7,682	279,300	227,575	45,225
39,052	19,827	53,977	29,666	92,466
14,286	4,060	17,639	8,459	87,129
18,322	6,159	22,121	11,652	127,965
3,457	950	17,455	1,919	19,785
—	—	—	—	—
22,409	21,274	22,407	22,832	21,549
55,275	16,628	32,043	24,560	95,977

5,538,584	870,040	5,575,289	4,373,718	19,540,362
—	(74,167)	—	(510,051)	(149,118)

5,538,584	795,873	5,575,289	3,863,667	19,391,244

(1,160,375)	(19,757)	(30,953)	(990,926)	21,749,846

26,274,240	8,331,814	38,668,065	25,669,879	42,167,738
(34,474)	—	(160,861)	(776)	—

(29,451,559)	(6,110,436)	(68,334,935)	(42,384,474)	(152,130,438)
105,898	—	538,656	203,433	—

(3,105,895)	2,221,378	(29,289,075)	(16,511,938)	(109,962,700)

$(4,266,270)	$2,201,621	$(29,320,028)	$(17,502,864)	$(88,212,854)

WASATCH FUNDS — Statements of Operations (continued)

	LONG/SHORT FUND[1]	MICRO CAP FUND	MICRO CAP VALUE FUND

Investment Income:
Interest	$11,177	$1,766	$1,681
Dividends[3]
Unaffiliated issuers	7,068,251	3,465,653	1,973,263
Affiliated issuers[4]	—	—	—

Total investment income	7,079,428	3,467,419	1,974,944

Expenses:
Investment advisory fees	6,537,402	6,207,681	3,722,328
Shareholder servicing fees	606,209	260,438	336,885
Fund administration fees	109,761	59,366	35,651
Fund accounting fees	72,423	52,295	45,432
Reports to shareholders	124,825	45,642	43,820
Custody fees	35,479	69,600	61,816
Federal and state registration fees	122,254	27,829	29,447
Legal fees	21,406	15,747	9,775
Trustees’ fees	27,838	23,314	14,246
Dividends on securities sold short	1,638,420	—	—
Interest	353,451	3,626	2,232
Audit fees	21,274	21,985	21,985
Other expenses	18,752	30,616	25,322

Total expenses before reimbursement	9,689,494	6,818,139	4,348,939
Reimbursement of expenses by Advisor	—	—	(51,727)

Net Expenses	9,689,494	6,818,139	4,297,212

Net Investment Income (Loss)	(2,610,066)	(3,350,720)	(2,322,268)

Realized and Unrealized Gain (Loss):
Net realized gain on investments and foreign currency translations
Unaffiliated issuers	2,210,569	17,922,246	8,989,227
Affiliated issuers[4]	—	—	—
Net realized gain on options written	10,495,379	—	1,917,183
Net realized gain (loss) on short positions	(7,636,158)	—	—
Realized foreign capital gains taxes	—	—	(21,745)
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(54,385,836)	(12,096,567)	(12,709,822)
Change in deferred foreign capital gains taxes	—	196,048	285,540

Net gain (loss) on investments	(49,316,046)	6,021,727	(1,539,617)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(51,926,112)	$2,671,007	$(3,861,885)

[1]	Formerly known as Wasatch-1st Source Long/Short Fund.

[2]	Formerly known as Wasatch Global Science & Technology Fund.

[3]	Net of $19,875, $54,327, $106,279, $210,920, $57,849, $10,921, $16,589 and $64,428 in foreign withholding taxes, respectively.

[4]	See Note 10 for information on affiliated issuers.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2011

SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	WORLD INNOVATORS FUND[2]

$9,380	$945	$155	$701	$378

10,940,306	2,506,959	1,014,811	1,731,462	825,444
2,105,556	—	—	—	—

13,055,242	2,507,904	1,014,966	1,732,163	825,822

14,425,804	3,308,626	180,477	2,073,508	1,113,952
1,876,078	361,741	48,401	283,143	151,271
268,383	41,164	4,791	35,455	13,842
168,169	39,508	17,771	43,579	31,032
302,559	41,583	3,846	39,611	22,186
284,281	32,997	2,436	91,113	24,726
101,207	22,519	21,158	54,847	20,523
67,486	11,066	961	10,300	3,719
92,608	17,026	1,621	13,429	5,193
—	—	—	—	—
17,317	3,201	426	9,004	814
21,985	21,985	21,274	21,985	21,549
74,388	29,154	7,919	17,643	40,142

17,700,265	3,930,570	311,081	2,693,617	1,448,949
—	—	(65,724)	—	—

17,700,265	3,930,570	245,357	2,693,617	1,448,949

(4,645,023)	(1,422,666)	769,609	(961,454)	(623,127)

90,881,840	21,077,187	1,457,891	47,278,810	11,934,101
4,992,576	—	—	—	—
—	—	—	—	—
—	—	—	—	1,201
—	(65,135)	—	—	—
(70,563,062)	(10,950,278)	(1,868,864)	(34,131,645)	(6,461,019)
153,022	405,927	—	34,693	—

25,464,376	10,467,701	(410,973)	13,181,858	5,474,283

$20,819,353	$9,045,035	$358,636	$12,220,404	$4,851,156

WASATCH FUNDS — Statements of Operations (continued)	FOR THE YEAR ENDED SEPTEMBER 30, 2011

	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$3,980,974	$6,812,657
Dividends
Unaffiliated issuers	176,814	—

Total investment income	4,157,788	6,812,657

Expenses:
Investment advisory fees	732,375	813,351
Shareholder servicing fees	50,851	246,377
Fund administration fees	24,892	30,428
Fund accounting fees	45,821	22,775
Reports to shareholders	5,185	28,518
Custody fees	11,721	4,174
Federal and state registration fees	19,773	33,337
Legal fees	6,748	8,212
Trustees’ fees	10,021	12,073
Audit fees	21,274	22,004
Other expenses	10,539	11,726

Total expenses before reimbursement	939,200	1,232,975
Reimbursement of expenses by Advisor	—	(12,948)

Net Expenses	939,200	1,220,027

Net Investment Income	3,218,588	5,592,630

Realized and Unrealized Gain (Loss):
Net realized gain on investments Unaffiliated issuers	1,612,886	8,827,015
Change in unrealized appreciation (depreciation) on investments	(2,067,301)	19,561,036

Net gain (loss) on investments	(454,415)	28,388,051

Net Increase in Net Assets Resulting from Operations	$2,764,173	$33,980,681

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2011[1]

Operations:
Net investment income (loss)	$(2,710,160)	$62,960	$(2,931)
Net realized gain (loss) on investments and foreign currency translations	35,854,115	995,642	(79,340)
Net realized gain on options written	—	—	—
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	5,895,469	54,501,664	(1,004,844)

Net increase (decrease) in net assets resulting from operations	39,039,424	55,560,266	(1,087,115)

Dividends paid from:
Net investment income	—	(87,230)	—
Net realized gains	—	—	—

	—	(87,230)	—

Capital share transactions:
Shares sold	83,103,061	68,856,248	13,493,360
Shares issued to holders in reinvestment of dividends	—	84,321	—
Shares redeemed	(107,505,309)	(115,743,132)	(1,831,563)
Redemption fees	14,798	22,210	5,619

Net increase (decrease)	(24,387,450)	(46,780,353)	11,667,416

Total increase (decrease) in net assets	14,651,974	8,692,683	10,580,301

Net assets:
Beginning of period	418,641,713	409,949,030	—

End of period	$433,293,687	$418,641,713	$10,580,301

Undistributed net investment income (loss) included in net assets at end of period	$(29,933)	$2,636,473	$(5,463)

Capital share transactions — shares:
Shares sold	2,403,205	2,422,565	6,731,700
Shares issued to holders in reinvestment of dividends	—	3,122	—
Shares redeemed	(3,103,065)	(4,288,991)	(935,872)

Net increase (decrease) in shares outstanding	(699,860)	(1,863,304)	5,795,828

[1]	Fund inception date was April 26, 2011.

See Notes to Financial Statements.

SEPTEMBER 30, 2011

EMERGING MARKETS SMALL CAP FUND		GLOBAL OPPORTUNITIES FUND		HERITAGE GROWTH FUND
Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

$1,685,999	$1,225,201	$(1,160,375)	$(1,210,183)	$(19,757)	$627,348
(7,427,647)	7,457,199	26,239,766	9,849,600	8,331,814	2,847,249
—	—	—	—	—	630

(110,687,870)	70,751,669	(29,345,661)	24,919,757	(6,110,436)	8,005,190

(116,429,518)	79,434,069	(4,266,270)	33,559,174	2,201,621	11,480,417

(86,408)	(379,097)	—	(261,705)	(659,028)	(499,403)
—	—	(9,401,467)	(3,194,663)	—	—

(86,408)	(379,097)	(9,401,467)	(3,456,368)	(659,028)	(499,403)

1,008,804,331	384,572,278	106,033,780	110,079,205	7,731,214	7,721,063
80,915	369,142	9,039,015	3,250,108	632,899	482,444
(565,437,338)	(68,120,691)	(136,478,673)	(25,925,621)	(15,622,676)	(18,106,546)
514,482	386,082	24,601	12,260	3,249	1,849

443,962,390	317,206,811	(21,381,277)	87,415,952	(7,255,314)	(9,901,190)

327,446,464	396,261,783	(35,049,014)	117,518,758	(5,712,721)	1,079,824

446,751,155	50,489,372	234,903,807	117,385,049	78,273,635	77,193,811

$774,197,619	$446,751,155	$199,854,793	$234,903,807	$72,560,914	$78,273,635

$(1,106,194)	$(117,824)	$(689,992)	$(816,038)	$(58,288)	$658,864

404,408,930	191,206,047	24,718,548	30,762,192	645,254	790,897
32,217	210,938	2,126,627	947,553	53,850	50,677
(233,756,865)	(35,258,335)	(31,791,124)	(7,268,106)	(1,314,925)	(1,846,641)

170,684,282	156,158,650	(4,945,949)	24,441,639	(615,821)	(1,005,067)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Operations:
Net investment income (loss)	$(30,953)	$192,038	$(990,926)	$(746,874)
Net realized gain (loss) on investments and foreign currency translations	38,507,204	13,757,148	25,669,103	15,112,361
Net realized gain on options written	—	—	—	—
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(67,796,279)	48,154,832	(42,181,041)	19,179,326

Net increase (decrease) in net assets resulting from operations	(29,320,028)	62,104,018	(17,502,864)	33,544,813

Dividends paid from:
Net investment income	—	—	—	(1,049,066)
Net realized gains	—	—	(4,411,467)	—

	—	—	(4,411,467)	(1,049,066)

Capital share transactions:
Shares sold	242,214,904	92,481,514	74,164,386	56,143,842
Shares issued to holders in reinvestment of dividends	—	—	4,358,588	1,032,263
Shares redeemed	(217,092,446)	(42,375,378)	(57,233,455)	(31,367,310)
Redemption fees	232,716	10,085	15,863	17,074

Net increase (decrease)	25,355,174	50,116,221	21,305,382	25,825,869

Total increase (decrease) in net assets	(3,964,854)	112,220,239	(608,949)	58,321,616

Net assets:
Beginning of period	285,445,968	173,225,729	152,177,570	93,855,954

End of period	$281,481,114	$285,445,968	$151,568,621	$152,177,570

Undistributed net investment income (loss) included in net assets at end of period	$(521,786)	$198,092	$(86,487)	$(652,260)

Capital share transactions — shares:
Shares sold	12,065,101	5,611,720	28,815,261	25,386,991
Shares issued to holders in reinvestment of dividends	—	—	1,689,375	491,554
Shares redeemed	(11,007,778)	(2,767,634)	(21,903,479)	(14,333,524)

Net increase (decrease) in shares outstanding	1,057,323	2,844,086	8,601,157	11,545,021

[1]	Formerly known as Wasatch-1st Source Income Equity Fund.

[2]	Formerly known as Wasatch-1st Source Long/Short Fund.

See Notes to Financial Statements.

SEPTEMBER 30, 2011

LARGE CAP VALUE FUND[1]		LONG/SHORT FUND[2]		MICRO CAP FUND
Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

$21,749,846	$21,149,108	$(2,610,066)	$61,805	$(3,350,720)	$(3,041,042)

42,167,738	32,788,451	2,210,569	7,401,409	17,922,246	(1,922,995)
—	—	10,495,379	4,803,888	—	—
—	—	(7,636,158)	(6,388,985)	—	—

(152,130,438)	39,555,366	(54,385,836)	3,599,357	(11,900,519)	41,333,815

(88,212,854)	93,492,925	(51,926,112)	9,477,474	2,671,007	36,369,778

(21,370,753)	(21,589,760)	(300,223)	(98,009)	—	—
—	—	—	—	—	—

(21,370,753)	(21,589,760)	(300,223)	(98,009)	—	—

594,644,079	559,640,781	775,781,045	218,506,133	27,569,041	23,412,191
20,250,309	19,988,994	275,190	86,180	—	—
(579,983,268)	(415,969,989)	(190,889,262)	(73,900,820)	(60,383,633)	(48,782,919)
30,458	42,087	103,061	56,794	7,507	14,832

34,941,578	163,701,873	585,270,034	144,748,287	(32,807,085)	(25,355,896)

(74,642,029)	235,605,038	533,043,699	154,127,752	(30,136,078)	11,013,882

1,621,112,754	1,385,507,716	300,254,736	146,126,984	283,551,260	272,537,378

$1,546,470,725	$1,621,112,754	$833,298,435	$300,254,736	$253,415,182	$283,551,260

$46,466	$(331,089)	$—	$48,857	$(6,014)	$(46,442)

43,168,920	44,453,574	59,803,681	18,930,449	5,264,916	5,634,138
1,494,620	1,621,951	21,072	7,406	—	—
(42,497,952)	(33,497,030)	(15,111,108)	(6,490,271)	(11,582,929)	(11,800,279)

2,165,588	12,578,495	44,713,645	12,447,584	(6,318,013)	(6,166,141)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Operations:
Net investment income (loss)	$(2,322,268)	$(2,203,762)	$(4,645,023)	$(6,990,560)
Net realized gain on investments and foreign currency translations	8,967,482	19,739,412	95,874,416	30,868,546
Net realized gain on options written	1,917,183	866,253	—	—
Net realized gain on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(12,424,282)	(1,084,802)	(70,410,040)	148,574,152

Net increase (decrease) in net assets resulting from operations	(3,861,885)	17,317,101	20,819,353	172,452,138

Dividends paid from:
Net investment income	—	(569,692)	—	—
Net realized gains	—	—	—	—

	—	(569,692)	—	—

Capital share transactions:
Shares sold	20,267,692	100,096,662	472,872,914	328,975,735
Shares issued to holders in reinvestment of dividends	—	551,439	—	—
Shares redeemed	(59,204,228)	(47,056,986)	(305,913,508)	(200,748,783)
Redemption fees	6,458	31,954	116,381	90,163

Net increase (decrease)	(38,930,078)	53,623,069	167,075,787	128,317,115

Total increase (decrease) in net assets	(42,791,963)	70,370,478	187,895,140	300,769,253

Net assets:
Beginning of period	185,586,871	115,216,393	1,110,087,188	809,317,935

End of period	$142,794,908	$185,586,871	$1,297,982,328	$1,110,087,188

Undistributed net investment income (loss) included in net assets at end of period	$(1,171,883)	$(462,295)	$181,495	$(114,405)

Capital share transactions — shares:
Shares sold	7,715,342	43,931,594	12,035,701	10,668,620
Shares issued to holders in reinvestment of dividends	—	252,953	—	—
Shares redeemed	(22,141,027)	(20,736,580)	(7,765,020)	(6,554,978)

Net increase (decrease) in shares outstanding	(14,425,685)	23,447,967	4,270,681	4,113,642

See Notes to Financial Statements.

SEPTEMBER 30, 2011

SMALL CAP VALUE FUND		STRATEGIC INCOME FUND		ULTRA GROWTH FUND
Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

$(1,422,666)	$(487,862)	$769,609	$784,721	$(961,454)	$(1,434,361)

21,012,052	19,593,691	1,457,891	495,507	47,278,810	12,230,959
—	—	—	18,481	—	—
—	—	—	375,162	—	—

(10,544,351)	5,715,574	(1,868,864)	902,027	(34,096,952)	21,071,258

9,045,035	24,821,403	358,636	2,575,898	12,220,404	31,867,856

—	—	(762,128)	(678,070)	—	—
—	—	—	—	—	—

—	—	(762,128)	(678,070)	—	—

22,166,451	19,624,422	12,790,479	2,287,938	52,244,137	55,395,722
—	—	743,844	660,289	—	—
(73,383,270)	(51,243,676)	(8,596,748)	(3,039,434)	(108,860,106)	(29,986,296)
1,744	11,670	6,276	307	32,578	4,063

(51,215,075)	(31,607,584)	4,943,851	(90,900)	(56,583,391)	25,413,489

(42,170,040)	(6,786,181)	4,540,359	1,806,928	(44,362,987)	57,281,345

211,571,490	218,357,671	19,516,975	17,710,047	178,565,581	121,284,236

$169,401,450	$211,571,490	$24,057,334	$19,516,975	$134,202,594	$178,565,581

$(30,245)	$715,613	$(65,100)	$66,363	$312,586	$(759,055)

6,163,122	6,683,775	1,499,462	320,791	2,402,075	3,045,498
—	—	90,253	93,068	—	—
(20,529,110)	(17,525,168)	(1,009,685)	(429,440)	(4,747,763)	(1,773,172)

(14,365,988)	(10,841,393)	580,030	(15,581)	(2,345,688)	1,272,326

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	WORLD INNOVATORS FUND[1]		INCOME FUND
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Operations:
Net investment income (loss)	$(623,127)	$(461,039)	$3,218,588	$3,609,311
Net realized gain on investments and foreign currency translations	11,934,101	10,226,634	1,612,886	940,819
Net realized gain on short positions	1,201	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,461,019)	2,966,542	(2,067,301)	2,872,059

Net increase in net assets resulting from operations	4,851,156	12,732,137	2,764,173	7,422,189

Dividends paid from:
Net investment income	—	(79,109)	(3,218,058)	(3,572,685)
Net realized gains	—	—	—	—

	—	(79,109)	(3,218,058)	(3,572,685)

Capital share transactions:
Shares sold	16,841,982	6,840,235	43,348,706	45,774,175
Shares issued to holders in reinvestment of dividends	—	77,070	2,645,734	2,972,350
Shares redeemed	(14,984,425)	(13,346,871)	(48,023,388)	(29,000,964)
Redemption fees	17,318	3,581	4,599	3,655

Net increase (decrease)	1,874,875	(6,425,985)	(2,024,349)	19,749,216

Total increase (decrease) in net assets	6,726,031	6,227,043	(2,478,234)	23,598,720

Net assets:
Beginning of period	65,766,936	59,539,893	138,095,109	114,496,389

End of period	$72,492,967	$65,766,936	$135,616,875	$138,095,109

Undistributed net investment income (loss) included in net assets at end of period	$(23,124)	$35	$257,770	$23,571

Capital share transactions — shares:
Shares sold	1,075,228	551,173	4,228,888	4,502,902
Shares issued to holders in reinvestment of dividends	—	6,565	258,544	292,433
Shares redeemed	(962,741)	(1,096,838)	(4,695,493)	(2,850,794)

Net increase (decrease) in shares outstanding	112,487	(539,100)	(208,061)	1,944,541

[1]	Formerly known as Wasatch Global Science & Technology Fund.

See Notes to Financial Statements.

SEPTEMBER 30, 2011

U.S. TREASURY FUND
Year Ended September 30, 2011	Year Ended September 30, 2010

$5,592,630	$5,458,981
8,827,015	10,365,841
—	—
19,561,036	4,266,518

33,980,681	20,091,340

(5,596,881)	(5,454,808)
(10,250,028)	(4,576,837)

(15,846,909)	(10,031,645)

75,135,021	91,924,206
14,324,462	9,249,903
(121,243,175)	(64,561,485)
163,643	83,717

(31,620,049)	36,696,341

(13,486,277)	46,756,036

200,854,581	154,098,545

$187,368,304	$200,854,581

$12,100	$16,351

5,167,394	5,800,234
1,036,188	614,469
(7,910,147)	(4,173,981)

(1,706,565)	2,240,722

WASATCH FUNDS — Financial Highlights

CORE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2011		2010		2009	2008	2007

Net asset value, beginning of period	$29.95		$25.88		$26.38	$42.98	$41.08

Income (loss) from investment operations:
Net investment income (loss)	(0.19)		0.03		— [1]	0.19	(0.05)
Net realized and unrealized gains (losses) on investments	2.87		4.05		(0.23)	(8.98)	5.65

Total from investment operations	2.68		4.08		(0.23)	(8.79)	5.60

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—		(0.01)		(0.27)	—	(0.14)
Distributions from net realized gains	—		—		—	(7.81)	(3.56)

Total distributions	—		(0.01)		(0.27)	(7.81)	(3.70)

Net asset value, end of period	$32.63		$29.95		$25.88	$26.38	$42.98

Total return	8.95%		15.75%		(0.45)%	(24.82)%	14.28%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$433,294		$418,642		$409,949	$645,769	$1,250,618
Ratio of expenses to average net assets	1.22%		1.29%	[2]	1.34%	1.21%	1.18%
Ratio of net investment income (loss) to average net assets	(0.57)%		0.02%		0.24%	0.52%	(0.09)%
Portfolio turnover rate	27%		19%		30%	44%	54%

EMERGING INDIA FUND	Period Ended September 30
(for a share outstanding throughout each period)	2011[3]
Net asset value, beginning of period	$2.00

Income (loss) from investment operations:
Net investment loss	—	[1]
Net realized and unrealized losses on investments	(0.17)

Total from investment operations	(0.17)

Redemption fees (see Note 2)	—	[1]

Net asset value, end of period	$1.83

Total return	(8.50)%	[4]
Supplemental data and ratios:
Net assets, end of period (in thousands)	$10,580
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.95%	[5]
Before waivers and reimbursements	4.85%	[5]
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.07)%	[5]
Before waivers and reimbursements	(2.97)%	[5]
Portfolio turnover rate	2%	[4]
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).

[3]	Fund inception date was April 26, 2011.

[4]	Not annualized for periods less than one year.

[5]	Annualized.

See Notes to Financial Statements.

SEPTEMBER 30, 2011

EMERGING MARKETS SMALL CAP FUND	Year Ended September 30					Period Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009		2008[1]

Net asset value, beginning of period	$2.37	$1.57		$1.24		$2.00

Income (loss) from investment operations:
Net investment income	— [2]	0.01		—	[2]	—	[2]
Net realized and unrealized gains (losses) on investments	(0.21)	0.80		0.33		(0.76)

Total from investment operations	(0.21)	0.81		0.33		(0.76)

Redemption fees (see Note 2)	— [2]	—	[2]	—	[2]	—	[2]

Less distributions:
Dividends from net investment income	— [2]	(0.01)		—	[2]	—	[2]

Total distributions	— [2]	(0.01)		—	[2]	—	[2]

Net asset value, end of period	$2.16	$2.37		$1.57		$1.24

Total return	(8.85)%	51.69%		26.80%		(37.88)%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$774,198	$446,751		$50,489		$36,176
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.96%	2.06%	[4]	2.10%		2.10%	[5]
Before waivers and reimbursements	2.19%	2.39%	[4]	3.03%		2.67%	[5]
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	0.22%	0.82%		0.12%		0.27%	[5]
Before waivers and reimbursements	(0.01)%	0.49%		(0.81)%		(0.29)%	[5]
Portfolio turnover rate	48%	23%		78%		38%	[3]

GLOBAL OPPORTUNITIES FUND	Year Ended September 30			Period Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009[6]
Net asset value, beginning of period	$3.97	$3.38		$2.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.02)		(0.01)
Net realized and unrealized gains (losses) on investments	(0.13)	0.70		1.39

Total from investment operations	(0.15)	0.68		1.38

Redemption fees (see Note 2)	— [2]	—	[2]	—	[2]

Less distributions:
Dividends from net investment income	—	(0.01)		—
Distributions from net realized gains	(0.14)	(0.08)		—

Total distributions	(0.14)	(0.09)		—

Net asset value, end of period	$3.68	$3.97		$3.38

Total return	(4.21)%	20.41%		69.00%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$199,855	$234,904		$117,385
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.94%	2.25%	[4]	2.25%	[5]
Before waivers and reimbursements	1.94%	2.33%	[4]	2.61%	[5]
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.41)%	(0.73)%		(0.67)%	[5]
Before waivers and reimbursements	(0.41)%	(0.81)%		(1.03)%	[5]
Portfolio turnover rate	59%	23%		22%	[3]
[1]	Fund inception date was October 1, 2007.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[5]	Annualized.

[6]	Fund inception date was November 17, 2008.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

HERITAGE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008	2007

Net asset value, beginning of period	$10.70	$9.28		$9.00	$12.57	$11.40

Income (loss) from investment operations:
Net investment income (loss)	— [1]	0.09		0.06	0.06	(0.01)
Net realized and unrealized gains (losses) on investments	0.22	1.39		0.26	(2.57)	1.53

Total from investment operations	0.22	1.48		0.32	(2.51)	1.52

Redemption fees (see Note 2)	— [1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.09)	(0.06)		(0.02)	—	— [1]
Distributions from net realized gains	—	—		(0.02)	(1.06)	(0.35)

Total distributions	(0.09)	(0.06)		(0.04)	(1.06)	(0.35)

Net asset value, end of period	$10.83	$10.70		$9.28	$9.00	$12.57

Total return	2.01%	16.06%		3.74%	(21.54)%	13.59%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$72,561	$78,274		$77,194	$95,414	$208,918
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.95%	0.96%	[2]	0.95%	0.95%	0.95%
Before waivers and reimbursements	1.04%	1.11%	[2]	1.21%	1.01%	0.95%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	(0.02)%	0.81%		0.74%	0.44%	(0.06)%
Before waivers and reimbursements	(0.11)%	0.66%		0.48%	0.38%	(0.06)%
Portfolio turnover rate	35%	36%		33%	48%	56%

INTERNATIONAL GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008	2007
Net asset value, beginning of period	$18.66	$13.91		$11.83	$24.42	$21.83

Income (loss) from investment operations:
Net investment income (loss)	— [1]	0.02		(0.13)	(0.28)	0.03
Net realized and unrealized gains (losses) on investments	(1.46)	4.73		2.24	(9.19)	6.61

Total from investment operations	(1.46)	4.75		2.11	(9.47)	6.64

Redemption fees (see Note 2)	0.01	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—	—		(0.03)	(0.68)	—
Distributions from net realized gains	—	—		—	(2.44)	(4.05)

Total distributions	—	—		(0.03)	(3.12)	(4.05)

Net asset value, end of period	$17.21	$18.66		$13.91	$11.83	$24.42

Total return	(7.77)%	34.15%		18.03%	(44.01)%	34.02%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$281,481	$285,446		$173,226	$194,780	$534,903
Ratio of expenses to average net assets	1.66%	1.86%	[3]	1.94%	1.83%	1.76%
Ratio of net investment income (loss) to average net assets	(0.01)%	0.10%		0.03%	(0.15)%	0.11%
Portfolio turnover rate	70%	44%		56%	44%	60%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).
[3]	Includes extraordinary expenses of less than 0.01% (see Note 9).

See Notes to Financial Statements.

SEPTEMBER 30, 2011

INTERNATIONAL OPPORTUNITIES FUND	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009		2008	2007

Net asset value, beginning of period	$2.57	$1.97		$1.60		$3.65	$2.71

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)		0.01		0.07	(0.01)
Net realized and unrealized gains (losses) on investments	(0.25)	0.63		0.36		(1.45)	1.13

Total from investment operations	(0.26)	0.62		0.37		(1.38)	1.12

Redemption fees (see Note 2)	— [1]	—	[1]	—	[1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—	(0.02)		—	[1]	(0.14)	— [1]
Distributions from net realized gains	(0.07)	—		—		(0.53)	(0.18)

Total distributions	(0.07)	(0.02)		—		(0.67)	(0.18)

Net asset value, end of period	$2.24	$2.57		$1.97		$1.60	$3.65

Total return	(10.49)%	31.71%		23.60%		(45.33)%	42.73%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$151,569	$152,178		$93,856		$55,691	$56,433
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.25%	2.26%	[2]	2.26%	[3]	2.25%	2.25%
Before waivers and reimbursements	2.55%	2.62%	[2]	2.79%	[3]	2.59%	2.51%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.58)%	(0.60)%		(0.28)%		(0.09)%	(0.18)%
Before waivers and reimbursements	(0.88)%	(0.96)%		(0.81)%		(0.43)%	(0.44)%
Portfolio turnover rate	108%	51%		69%		63%	54%

LARGE CAP VALUE FUND[4]	Year Ended September 30					Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2011	2010		2009		2008[5]	2008	2007
Net asset value, beginning of period	$12.64	$11.97		$12.93		$14.44	$14.80	$14.14

Income (loss) from investment operations:
Net investment income	0.17	0.17		0.20		0.14 [6]	0.21	0.22
Net realized and unrealized gains (losses) on investments	(0.79)	0.67		(0.96)		(1.52)	0.31	1.66

Total from investment operations	(0.62)	0.84		(0.76)		(1.38)	0.52	1.88

Redemption fees (see Note 2)	— [1]	—	[1]	—	[1]	—	—	—

Less distributions:
Dividends from net investment income	(0.17)	(0.17)		(0.20)		(0.13)	(0.21)	(0.21)
Distributions from net realized gains	—	—		—		—	(0.67)	(1.01)

Total distributions	(0.17)	(0.17)		(0.20)		(0.13)	(0.88)	(1.22)

Net asset value, end of period	$11.85	$12.64		$11.97		$12.93	$14.44	$14.80

Total return	(5.08)%	7.07%		(5.63)%		(9.65)% [7]	3.22%	13.69%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,546,471	$1,621,113		$1,385,508		$780,384	$447,674	$167,133
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.10%	1.11%	[2]	1.10%		1.04% [8]	1.13%	1.15%
Before waivers and reimbursements	1.11%	1.14%	[2]	1.22%		1.29% [8]	1.38%	1.40%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	1.24%	1.36%		1.93%		1.99% [8]	1.43%	1.52%
Before waivers and reimbursements	1.23%	1.33%		1.81%		1.74% [8]	1.18%	1.27%
Portfolio turnover rate	26%	17%		16%		5% [7]	36%	26%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).

[3]	Includes interest expense of 0.01%.

[4]	Formerly known as Wasatch-1st Source Income Equity Fund.
[5]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[6]	Average shares method used in calculation.

[7]	Not annualized for periods less than one year.

[8]	Annualized.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

LONG/SHORT FUND[1]	Year Ended September 30				Period Ended September 30		Year Ended March 31
(for a share outstanding throughout each period)	2011	2010		2009	2008[2]		2008	2007

Net asset value, beginning of period	$11.74	$11.13		$10.81	$11.27		$11.59	$11.21

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)		0.02	0.05	[3]	0.27	0.26
Net realized and unrealized gains (losses) on investments	0.16	0.62		0.50	(0.46)		0.02	0.90

Total from investment operations	0.12	0.61		0.52	(0.41)		0.29	1.16

Redemption fees (see Note 2)	— [4]	—	[4]	— [4]	—		—	—

Less distributions:
Dividends from net investment income	(0.01)	—	[4]	(0.05)	(0.05)		(0.28)	(0.28)
Distributions from net realized gains	—	—		(0.15)	—		(0.33)	(0.50)

Total distributions	(0.01)	—	[4]	(0.20)	(0.05)		(0.61)	(0.78)

Net asset value, end of period	$11.85	$11.74		$11.13	$10.81		$11.27	$11.59

Total return	0.98%	5.52%		5.35%	(3.66)%	[5]	2.34%	10.44%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$833,298	$300,255		$146,127	$122,114		$87,410	$53,894
Ratio of expenses to average net assets (including interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	1.63%	1.71%	[6]	1.91%	1.77%	[7]	1.75%	1.84%
Before waivers and reimbursements	1.63%	1.71%	[6]	1.96%	2.02%	[7]	2.00%	2.09%
Ratio of expenses to average net assets (excluding interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	1.30%	1.34%	[6]	1.47%	1.46%	[7]	1.57%	1.56%
Before waivers and reimbursements	1.30%	1.34%	[6]	1.52%	1.71%	[7]	1.82%	1.81%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	(0.44)%	0.03%		0.24%	0.95%	[7]	2.25%	2.40%
Before waivers and reimbursements	(0.44)%	0.03%		0.19%	0.70%	[7]	2.00%	2.15%
Portfolio turnover rate	82%	60%		167%	71%	[5]	179%	172%

MICRO CAP FUND	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008		2007
Net asset value, beginning of period	$4.44	$3.89		$4.14	$7.19		$6.79

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.05)		(0.03)	(0.07)		(0.09)
Net realized and unrealized gains (losses) on investments	0.02	0.60		(0.21)	(1.81)		1.29

Total from investment operations	(0.04)	0.55		(0.24)	(1.88)		1.20

Redemption fees (see Note 2)	— [4]	—	[4]	— [4]	—	[4]	— [4]

Less distributions:
Dividends from net investment income	—	—		(0.01)	—		—
Distributions from net realized gains	—	—		—	(1.17)		(0.80)

Total distributions	—	—		(0.01)	(1.17)		(0.80)

Net asset value, end of period	$4.40	$4.44		$3.89	$4.14		$7.19

Total return	(0.90)%	14.14%		(5.70)%	(30.46)%		18.72%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$253,415	$283,551		$272,537	$359,394		$631,417
Ratio of expenses to average net assets	2.14%	2.18%	[8]	2.24%	2.16%		2.14%
Ratio of net investment loss to average net assets	(1.05)%	(1.10)%		(0.96)%	(1.26)%		(1.25)%
Portfolio turnover rate	30%	34%		46%	54%		48%
[1]	Formerly known as Wasatch-1st Source Long/Short Fund.

[2]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[3]	Average shares method used in calculation.

[4]	Represents amounts less than $.005 per share.

[5]	Not annualized for periods less than one year.

[6]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[7]	Annualized.

[8]	Includes interest expense of less than 0.01%.

See Notes to Financial Statements.

SEPTEMBER 30, 2011

MICRO CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008	2007

Net asset value, beginning of period	$2.38	$2.11		$1.80	$2.98	$2.93

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.02)		(0.02)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	(0.10)	0.30		0.33	(0.75)	0.64

Total from investment operations	(0.14)	0.28		0.31	(0.77)	0.61

Redemption fees (see Note 2)	— [1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—	(0.01)		—	—	—
Distributions from net realized gains	—	—		—	(0.41)	(0.56)

Total distributions	—	(0.01)		—	(0.41)	(0.56)

Net asset value, end of period	$2.24	$2.38		$2.11	$1.80	$2.98

Total return	(5.88)%	13.26%		17.22%	(29.67)%	22.84%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$142,795	$185,587		$115,216	$97,912	$120,039
Ratio of expenses to average net assets (including dividend payments for securities sold short):
Net of waivers and reimbursements	2.25%	2.26%	[2]	2.26%	2.25%	2.25%
Before waivers and reimbursements	2.28%	2.37%	[2]	2.46%	2.35%	2.30%
Ratio of expenses to average net assets (excluding dividend payments for securities sold short):
Net of waivers and reimbursements	2.25%	2.26%	[2]	2.25%	2.25%	2.25%
Before waivers and reimbursements	2.28%	2.37%	[2]	2.45%	2.35%	2.30%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(1.21)%	(1.32)%		(1.36)%	(1.21)%	(1.06)%
Before waivers and reimbursements	(1.24)%	(1.43)%		(1.56)%	(1.31)%	(1.11)%
Portfolio turnover rate	94%	88%		145%	144%	105%

SMALL CAP GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008	2007
Net asset value, beginning of period	$34.24	$28.59		$26.50	$40.10	$36.99

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.22)		(0.12)	(0.16)	(0.25)
Net realized and unrealized gains (losses) on investments	1.26	5.87		2.27	(8.85)	6.28

Total from investment operations	1.13	5.65		2.15	(9.01)	6.03

Redemption fees (see Note 2)	— [1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Distributions from net realized gains	—	—		(0.06)	(4.59)	(2.92)

Total distributions	—	—		(0.06)	(4.59)	(2.92)

Net asset value, end of period	$35.37	$34.24		$28.59	$26.50	$40.10

Total return	3.30%	19.76%		8.20%	(25.42)%	16.94%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,297,982	$1,110,087		$809,318	$735,546	$1,075,433
Ratio of expenses to average net assets	1.23%	1.27%	[3]	1.29%	1.21%	1.19%
Ratio of net investment loss to average net assets	(0.32)%	(0.74)%		(0.60)%	(0.47)%	(0.52)%
Portfolio turnover rate	23%	17%		52%	51%	43%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).

[3]	Includes extraordinary expenses of less than 0.01% (see Note 9).

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

SMALL CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008	2007

Net asset value, beginning of period	$3.08	$2.75		$2.82	$5.22	$5.29

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)		(0.01)	0.01	0.01
Net realized and unrealized gains (losses) on investments	0.06	0.34		(0.06)	(1.11)	0.67

Total from investment operations	0.04	0.33		(0.07)	(1.10)	0.68

Redemption fees (see Note 2)	— [1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—	—		—	(0.01)	(0.04)
Distributions from net realized gains	—	—		—	(1.29)	(0.71)

Total distributions	—	—		—	(1.30)	(0.75)

Net asset value, end of period	$3.12	$3.08		$2.75	$2.82	$5.22

Total return	1.30%	12.00%		(2.48)%	(26.26)%	13.32%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$169,401	$211,571		$218,358	$336,914	$660,637
Ratio of expenses to average net assets	1.78%	1.85%	[2]	1.92%	1.76%	1.69%
Ratio of net investment income (loss) to average net assets	(0.65)%	(0.23)%		(0.33)%	0.15%	0.18%
Portfolio turnover rate	46%	62%		89%	78%	84%

STRATEGIC INCOME FUND	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008	2007
Net asset value, beginning of period	$7.51	$6.77		$7.62	$11.00	$10.48

Income (loss) from investment operations:
Net investment income	0.25	0.31		0.29	0.55	0.48
Net realized and unrealized gains (losses) on investments	0.06	0.70		(0.85)	(2.29)	0.54

Total from investment operations	0.31	1.01		(0.56)	(1.74)	1.02

Redemption fees (see Note 2)	— [1]	—	[1]	— [1]	— [1]	0.01

Less distributions:
Dividends from net investment income	(0.25)	(0.27)		(0.29)	(0.50)	(0.47)
Distributions from net realized gains	—	—		—	(1.14)	(0.04)

Total distributions	(0.25)	(0.27)		(0.29)	(1.64)	(0.51)

Net asset value, end of period	$7.57	$7.51		$6.77	$7.62	$11.00

Total return	3.94%	15.18%		(6.49)%	(18.17)%	9.77%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$24,057	$19,517		$17,710	$21,889	$23,621
Ratio of expenses to average net assets (including interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	0.95%	0.99%	[3]	1.05%	0.97%	1.05%
Before waivers and reimbursements	1.21%	1.33%	[3]	1.71%	1.46%	1.57%
Ratio of expenses to average net assets (excluding interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	0.95%	0.95%	[3]	0.95%	0.95%	0.95%
Before waivers and reimbursements	1.21%	1.29%	[3]	1.61%	1.44%	1.47%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	2.99%	4.35%		4.93%	5.96%	4.14%
Before waivers and reimbursements	2.73%	4.01%		4.27%	5.47%	3.62%
Portfolio turnover rate	62%	73%		84%	81%	86%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).

[3]	Includes extraordinary expenses of less than 0.01% (see Note 9).

See Notes to Financial Statements.

SEPTEMBER 30, 2011

ULTRA GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2011		2010		2009	2008	2007

Net asset value, beginning of period	$19.80		$15.66		$15.76	$27.78	$24.09

Income (loss) from investment operations:
Net investment loss	(0.17)		(0.15)		(0.14)	(0.22)	(0.33)
Net realized and unrealized gains (losses) on investments	0.48		4.29		0.04	(8.28)	5.80

Total from investment operations	0.31		4.14		(0.10)	(8.50)	5.47

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Distributions from net realized gains	—		—		—	(3.52)	(1.78)

Total distributions	—		—		—	(3.52)	(1.78)

Net asset value, end of period	$20.11		$19.80		$15.66	$15.76	$27.78

Total return	1.57%		26.44%		(0.63)%	(35.09)%	23.80%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$134,203		$178,566		$121,284	$144,004	$268,633
Ratio of expenses to average net assets
Net of waivers and reimbursements	1.42%		1.68%	[2]	1.75%	1.53%	1.49%
Before waivers and reimbursements	1.42%		1.68%	[2]	1.77%	1.53%	1.49%
Ratio of net investment loss to average net assets
Net of waivers and reimbursements	(0.51)%		(1.14)%		(1.12)%	(0.93)%	(1.12)%
Before waivers and reimbursements	(0.51)%		(1.14)%		(1.14)%	(0.93)%	(1.12)%
Portfolio turnover rate	60%		45%		64%	84%	55%

WORLD INNOVATORS FUND[3]	Year Ended September 30
(for a share outstanding throughout each period)	2011		2010		2009	2008	2007
Net asset value, beginning of period	$13.65		$11.12		$10.31	$17.69	$13.97

Income (loss) from investment operations:
Net investment loss	(0.13)		(0.10)		(0.12)	(0.25)	(0.12)
Net realized and unrealized gains (losses) on investments	1.19		2.65		0.93	(5.65)	4.43

Total from investment operations	1.06		2.55		0.81	(5.90)	4.31

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—		(0.02)		—	—	—
Distributions from net realized gains	—		—		—	(1.48)	(0.59)

Total distributions	—		(0.02)		—	(1.48)	(0.59)

Net asset value, end of period	$14.71		$13.65		$11.12	$10.31	$17.69

Total return	7.77%		22.91%		7.86%	(36.07)%	31.63%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$72,493		$65,767		$59,540	$82,164	$204,142
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.95%		1.96%	[2]	1.95%	1.92%	1.85%
Before waivers and reimbursements	1.95%		2.05%	[2]	2.14%	1.92%	1.85%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.84)%		(0.74)%		(0.88)%	(1.24)%	(0.97)%
Before waivers and reimbursements	(0.84)%		(0.83)%		(1.07)%	(1.24)%	(0.97)%
Portfolio turnover rate	85%		74%		41%	89%	78%
[1]	Represents amounts less than $.005 per share.

[2]	Includes extraordinary expenses of 0.01% (see Note 9).

[3]	Formerly known as Wasatch Global Science & Technology Fund.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)	SEPTEMBER 30, 2011

WASATCH-1ST SOURCE INCOME FUND	Year Ended September 30				Period Ended September 30		Year Ended March 31
(for a share outstanding throughout each period)	2011	2010		2009	2008[1]		2008	2007

Net asset value, beginning of period	$10.34	$10.04		$9.59	$9.95		$9.73	$9.63

Income (loss) from investment operations:
Net investment income	0.25	0.29		0.33	0.18	[2]	0.40	0.38
Net realized and unrealized gains (losses) on investments	(0.02)	0.30		0.46	(0.35)		0.24	0.13

Total from investment operations	0.23	0.59		0.79	(0.17)		0.64	0.51

Redemption fees (see Note 2)	— [3]	—	[3]	— [3]	—		—	—

Less distributions:
Dividends from net investment income	(0.25)	(0.29)		(0.34)	(0.19)		(0.42)	(0.41)

Total distributions	(0.25)	(0.29)		(0.34)	(0.19)		(0.42)	(0.41)

Net asset value, end of period	$10.32	$10.34		$10.04	$9.59		$9.95	$9.73

Total return	2.26%	5.95%		8.42%	(1.69)%	[4]	6.74%	5.43%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$135,617	$138,095		$114,496	$89,081		$86,981	$78,921
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.71%	0.72%	[5]	0.84%	0.87%	[6]	0.95%	0.92%
Before waivers and reimbursements	0.71%	0.73%	[5]	0.88%	1.12%	[6]	1.20%	1.17%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	2.42%	2.87%		3.44%	3.66%	[6]	4.05%	3.95%
Before waivers and reimbursements	2.42%	2.86%		3.40%	3.41%	[6]	3.80%	3.70%
Portfolio turnover rate	43%	51%		28%	15%	[4]	56%	59%

U.S. TREASURY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008		2007
Net asset value, beginning of period	$17.17	$16.29		$14.95	$13.84		$14.12

Income (loss) from investment operations:
Net investment income	0.52	0.54		0.55	0.58		0.64
Net realized and unrealized gains (losses) on investments	2.63	1.35		1.29	1.10		(0.29)

Total from investment operations	3.15	1.89		1.84	1.68		0.35

Redemption fees (see Note 2)	0.02	0.01		0.05	0.01		0.01

Less distributions:
Dividends from net investment income	(0.52)	(0.54)		(0.55)	(0.58)		(0.64)
Distributions from net realized gains	(1.07)	(0.48)		—	—		—

Total distributions	(1.59)	(1.02)		(0.55)	(0.58)		(0.64)

Net asset value, end of period	$18.75	$17.17		$16.29	$14.95		$13.84

Total return	22.06%	12.65%		12.49%	12.33%		2.68%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$187,368	$200,855		$154,099	$121,240		$115,788
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.75%	0.75%	[5]	0.75%	0.74%		0.71%
Before waivers and reimbursements	0.76%	0.78%	[5]	0.79%	0.74%		0.71%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	3.44%	3.56%		3.34%	3.85%		4.23%
Before waivers and reimbursements	3.43%	3.53%		3.30%	3.85%		4.23%
Portfolio turnover rate	44%	49%		62%	31%		19%
[1]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[2]	Average shares method used in calculation.

[3]	Represents amounts less than $.005 per share.

[4]	Not annualized for periods less than one year.
[5]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[6]	Annualized.

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements	SEPTEMBER 30, 2011

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts Business Trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 18 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging Markets Small Cap Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund (formerly Wasatch-1st Source Income Equity Fund), Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund (formerly Global Science & Technology Fund), Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. The Emerging India Fund, Global Opportunities Fund and Long/Short Fund (formerly Wasatch-1st Source Long/Short Fund) are non-diversified funds. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth Fund, Emerging India Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, and World Innovators Fund are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2011. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 15.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses in the Statements of Operations. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

At September 30, 2011, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Value of Currency
Emerging India Fund
Indian Rupee	$41,624	$41,095

Emerging Markets Small Cap Fund
Brazilian Real	$2,317,469	$2,285,726
Egyptian Pound	826	826
Hong Kong Dollar	263,032	263,141
Indian Rupee	15,081	15,066
Indonesian Rupiah	111,911	112,214
Malaysian Ringgit	9,344	9,302
Moroccan Dirham	18	18
New Taiwan Dollar	1,335,631	1,276,555
South Korean Won	55	49

	$4,053,367	$3,962,897

Global Opportunities Fund
Australian Dollar	$5,409	$5,395
Brazilian Real	1,337,502	1,115,202
Egyptian Pound	91	91
Hong Kong Dollar	2,956	2,957
New Taiwan Dollar	372,343	352,660
South African Rand	175,248	151,721
South Korean Won	8	8

	$1,893,557	$1,628,034

Heritage Growth Fund
Brazilian Real	$99,327	$83,552

International Growth Fund
Australian Dollar	$13,263	$13,234
Brazilian Real	12,791	12,274
Egyptian Pound	375	374
Hong Kong Dollar	46,331	46,313
New Taiwan Dollar	317,632	301,748
South Korean Won	33	34

	$390,425	$373,977

International Opportunities Fund
Australian Dollar	$60	$56
Brazilian Real	2,221,648	1,956,600
Egyptian Pound	97	97
Hong Kong Dollar	23,332	23,323
Indian Rupee	3	3
New Taiwan Dollar	144,240	137,554
South Korean Won	32	32

	$2,389,412	$2,117,665

Micro Cap Fund
Indian Rupee	$9,583	$9,583

Micro Cap Value Fund
South Korean Won	$22	$21

Small Cap Value Fund
Australian Dollar	$1	$1
New Taiwan Dollar	157,587	149,246

	$157,588	$149,247

Ultra Growth Fund
Indonesian Rupiah	$16,966	$17,159

WASATCH FUNDS — Notes to Financial Statements (continued)

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements.” ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing.” These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Long/Short Fund, the Strategic Income Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-tomarket daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

SEPTEMBER 30, 2011

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

5. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in five funds. The Wasatch-1st Source Income Fund declares and pays dividends monthly. The Large Cap Value, Long/Short, Strategic Income, and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gains (losses) on investments and foreign currency translations.

Accordingly, at September 30, 2011, reclassifications were recorded as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Increase (decrease) paid-in capital in excess of par	$(4,154,887)	$(5,503)	$(252)	$5,689,581	$(31,942)	$(1,047,329)
Increase (decrease) undistributed net investment income	43,754	(2,532)	(2,587,961)	1,286,421	(38,367)	(688,925)
Increase (decrease) undistributed net realized gain	4,111,133	8,035	2,588,213	(6,976,002)	70,309	1,736,254

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Increase (decrease) paid-in capital in excess of par	$1,618,457	$—	$(2,564,839)	$(3,940,459)	$(2,840,632)	$(5,974,848)
Increase (decrease) undistributed net investment income	1,556,699	(1,538)	2,861,432	3,391,148	1,612,680	4,940,923
Increase (decrease) undistributed net realized gain (loss)	(3,175,156)	1,538	(296,593)	549,311	1,227,952	1,033,925

WASATCH FUNDS — Notes to Financial Statements (continued)

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Increase (decrease) paid-in capital in excess of par	$(2,783,229)	$(836)	$(1,924,211)	$(673,119)	$1	$—
Increase (decrease) undistributed net investment income	676,808	(138,944)	2,033,095	599,968	233,669	—
Increase (decrease) undistributed net realized gain (loss)	2,106,421	139,780	(108,884)	73,151	(233,670)	—

6. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended September 30, 2011 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund
Purchases	$123,100,880	$11,693,479	$764,896,845	$157,718,406	$27,931,976	$262,896,764	$170,668,408
Sales	141,609,124	168,415	342,971,406	184,502,259	35,732,732	227,686,028	166,225,882

	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Purchases	$441,924,332	$817,329,582	$92,604,360	$163,368,372	$498,869,717	$97,568,632	$19,675,443
Sales	438,727,762	401,989,182	127,069,232	193,179,035	314,911,285	150,462,964	14,847,012

	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$108,246,073	$60,461,818	$20,782,533
Sales	146,422,677	62,420,164	9,836,476

Purchases and sales of U.S. government securities in the Income Fund were $34,836,732 and $44,889,684, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $72,562,603 and $119,452,204, respectively.

7. OPTIONS CONTRACTS WRITTEN

Options written activity during the period ended September 30, 2011 was as follows:

	Options Outstanding at 9/30/2010	Written	Closed	Exercised	Expired	Options Outstanding at 9/30/2011
Core Growth Fund
Premium amount	$—	$178,735	$—	$—	$—	$178,735
Number of contracts	—	500	—	—	—	500
Long/Short Fund
Premium amount	$2,229,695	$22,319,134	$(3,107,159)	$(5,180,756)	$(5,982,874)	$10,278,040
Number of contracts	7,902	83,705	(11,523)	(20,962)	(24,027)	35,095
Micro Cap Value Fund
Premium amount	$374,128	$3,064,015	$(1,181,559)	$(704,951)	$(789,357)	$762,276
Number of contracts	3,500	18,354	(6,874)	(6,848)	(5,532)	2,600

8. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

SEPTEMBER 30, 2011

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act includes that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

As of September 30, 2011, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Cost	$356,823,916	$11,793,932	$807,391,087	$176,384,603	$63,939,407	$271,481,456

Gross appreciation	$116,293,995	$266,688	$70,081,233	$38,032,597	$12,793,707	$39,956,977
Gross (depreciation)	(30,067,231)	(1,358,754)	(100,976,763)	(15,872,726)	(4,138,849)	(30,916,075)

Net appreciation (depreciation)	$86,226,764	$(1,092,066)	$(30,895,530)	$22,159,871	$8,654,858	$9,040,902

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Cost	$145,820,848	$1,554,897,070	$866,334,746	$233,102,086	$137,082,489	$1,101,384,578

Gross appreciation	$15,321,079	$151,063,510	$16,635,538	$58,376,124	$16,870,105	$311,038,562
Gross (depreciation)	(17,293,788)	(162,813,170)	(66,847,538)	(38,089,979)	(12,354,506)	(103,993,028)

Net appreciation (depreciation)	$(1,972,709)	$(11,749,660)	$(50,212,000)	$20,286,145	$4,515,599	$207,045,534

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$169,778,060	$25,325,210	$124,461,491	$67,442,311	$130,503,579	$153,776,440

Gross appreciation	$20,304,987	$1,827,794	$27,273,541	$7,138,485	$4,254,941	$32,664,693
Gross (depreciation)	(19,167,136)	(3,191,524)	(16,964,563)	(5,024,065)	(260,364)	—

Net appreciation (depreciation)	$1,137,851	$(1,363,730)	$10,308,978	$2,114,420	$3,994,577	$32,664,693

The difference between book-basis and tax-basis unrealized gains are primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2011 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Undistributed ordinary income	$—	$82,637	$—	$—	$—	$—
Undistributed capital gains	—	—	—	18,174,884	835,673	—

Accumulated earnings	—	82,637	—	18,174,884	835,673	—
Accumulated capital and other losses	(81,436,874)	(71,305)	(20,112,645)	(174,584)	(58,288)	(26,593,909)
Other undistributed ordinary losses	—	—	—	(10,425)	—	—
Net unrealized appreciation (depreciation)*	86,282,999	(1,092,944)	(32,862,531)	21,892,687	8,637,287	8,903,198

Total accumulated earnings (deficit)	$4,846,125	$(1,081,612)	$(52,975,176)	$39,882,562	$9,414,672	$(17,690,711)

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Undistributed ordinary income	$—	$332,757	$—	$—	$—	$—
Undistributed capital gains	17,671,310	—	—	—	—	62,045,617

Accumulated earnings	17,671,310	332,757	—	—	—	62,045,617
Accumulated capital and other losses	—	(23,171,056)	(3,699,507)	(69,481,010)	(1,239,578)	(198,905)
Other undistributed ordinary losses	(19,118)	(286,291)	—	—	—	—
Net unrealized appreciation (depreciation)*	(2,262,416)	(11,750,349)	(38,149,190)	20,272,528	4,880,423	206,866,924

Total accumulated earnings (deficit)	$15,389,776	$(34,874,939)	$(41,848,697)	$(49,208,482)	$3,640,845	$268,713,636

WASATCH FUNDS — Notes to Financial Statements (continued)

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$53,698	$—	$—	$347,355	$113,945
Undistributed capital gains	—	—	7,675,318	—	—	9,334,125

Accumulated earnings	—	53,698	7,675,318	—	347,355	9,448,070
Accumulated capital and other losses	(110,596,002)	(6,885,030)	(38,569)	(15,733,805)	(1,516,902)	—
Other undistributed ordinary losses	—	(16,060)	—	—	(44,585)	(101,845)
Net unrealized appreciation (depreciation)*	1,124,029	(1,364,553)	10,308,991	2,110,788	3,994,577	32,664,693

Total accumulated earnings (deficit)	$(109,471,973)	$(8,211,945)	$17,945,740	$(13,623,017)	$2,780,445	$42,010,918

*On	investments, securities sold short, derivative and foreign currency denominated assets and liabilities.
Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards as of September 30, 2011 are as follows:

Fund	2014	2016	2017	2018
Core Growth Fund	$—	$—	$—	$81,406,941
Emerging Markets Small Cap Fund	—	—	3,795,857	6,828,580
International Growth Fund	—	—	—	26,072,123
Large Cap Value Fund	—	—	—	23,171,056
Long/Short Fund	—	—	634,432	3,065,075
Micro Cap Fund	—	—	20,111,960	49,352,340
Micro Cap Value Fund	—	—	306,366	—
Small Cap Value Fund	—	—	46,713,137	63,852,620
Strategic Income Fund	—	—	239,302	6,645,728
World Innovators Fund	—	—	650,448	15,064,621
Income Fund	955,177	561,725	—	—

Capital loss carryforwards noted below may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Modernization Act, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of September 30, 2011 with no expiration are as follows:

Fund	Short Term
Emerging India Fund	$71,305

Net capital losses incurred after October 31 and within the taxable year have been elected by the Funds to be treated as being incurred on the first business day of the Funds’ next taxable year. For the year ended September 30, 2011, the following Funds deferred to October 1, 2011 post October capital and currency losses as follows:

Fund	Capital Losses
Core Growth Fund	$29,933
Emerging Markets Small Cap Fund	9,488,208
Global Opportunities Fund	174,584
Heritage Growth Fund	58,288
International Growth Fund	521,786
Micro Cap Fund	16,710
Micro Cap Value Fund	933,212
Small Cap Growth Fund	198,905
Small Cap Value Fund	30,245
Ultra Growth Fund	38,569
World Innovators Fund	18,736

SEPTEMBER 30, 2011

During the tax year ended September 30, 2011, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Core Growth Fund	$39,621,936
Emerging Markets Small Cap Fund	4,217,856
Heritage Growth Fund	7,509,279
International Growth Fund	39,147,511
International Opportunities Fund	136,323
Large Cap Value Fund	42,167,614
Long/Short Fund	5,417,851
Micro Cap Fund	16,305,404
Micro Cap Value Fund	11,553,397
Small Cap Growth Fund	33,681,395
Small Cap Value Fund	22,337,499
Strategic Income Fund	1,538,224
Ultra Growth Fund	39,273,897
World Innovators Fund	12,595,804
Income Fund	1,345,117

The tax character of distributions paid during the year ended September 30, 2011 was as follows:

2011	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Ordinary income	$—	$—	$86,408	$1,872,935	$653,414	$—
Capital gain	—	—	—	7,528,532	5,614	—

Total	$—	$—	$86,408	$9,401,467	$659,028	$—

2011	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Ordinary income	$—	$21,370,753	$300,223	$—	$—	$—
Capital gain	4,411,467	—	—	—	—	—

Total	$4,411,467	$21,370,753	$300,223	$—	$—	$—

2011	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$—	$762,128	$—	$—	$3,218,058	$5,596,881
Capital gain	—	—	—	—	—	10,250,028

Total	$—	$762,128	$—	$—	$3,218,058	$15,846,909

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

2010	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund
Ordinary income	$87,230	$379,097	$3,456,368	$499,403	$—	$1,049,066
Capital gain	—	—	—	—	—	—

Total	$87,230	$379,097	$3,456,368	$499,403	$—	$1,049,066

2010	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Ordinary income	$21,589,760	$98,009	$—	$569,692	$—	$—
Capital gain	—	—	—	—	—	—

Total	$21,589,760	$98,009	$—	$569,692	$—	$—

WASATCH FUNDS — Notes to Financial Statements (continued)

2010	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$678,070	$—	$79,109	$3,572,685	$5,847,330
Capital gain	—	—	—	—	4,184,315

Total	$678,070	$—	$79,109	$3,572,685	$10,031,645

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

9. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2012. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 22 months commencing April 1, 2010 or for the 12 months commencing January 31, 2011). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, does not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2012. On November 9, 2011, the Board of Trustees and the Advisor agreed to a reduction in the advisory fee for the Wasatch Small Cap Value Fund from 1.50% to 1.00% effective January 31, 2012. Additionally, the Advisor and the Funds executed an amended and restated expense limitation agreement, wherein the Advisor contractually agreed to an expense limitation of 1.50% on the Wasatch Small Cap Value Fund effective January 31, 2012, and continuing through at least January 31, 2013. The current expense limit of 1.95% will remain in effect until January 31, 2012. Ordinary operating expenses exclude any interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. The costs of the Proxy Statement related to the identification and shareholder approval of Trustee Nominees were treated as extraordinary expenses. The impact of these payments is reflected in the net expense ratios in the Financial Highlights. Investment advisory fees and fees waived, if any, for the year ended September 30, 2011 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation	Contractual Expense Limitation/ Reimbursement Recoverable Commencement Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	04/01/2010	$—
Emerging India Fund	1.50%	1.95%	04/26/2011	120,832
Emerging Markets Small Cap Fund	1.75%	1.95%[1]	04/01/2010	2,181,291
Global Opportunities Fund	1.50%[2]	1.95%[3]	01/31/2011	—
Heritage Growth Fund	0.70%	0.95%	04/01/2010	124,162
International Growth Fund	1.25%[4]	1.75%[5]	01/31/2011	—
International Opportunities Fund	1.95%	2.25%	04/01/2010	733,882
Large Cap Value Fund	0.90%	1.10%	04/01/2010	489,292
Long/Short Fund	1.10%	—	N/A	N/A
Micro Cap Fund	1.95%	2.25%	04/01/2010	—
Micro Cap Value Fund	1.95%	2.25%	04/01/2010	215,171
Small Cap Growth Fund	1.00%	1.50%	04/01/2010	—
Small Cap Value Fund	1.50%	1.95%	04/01/2010	—
Strategic Income Fund	0.70%	0.95%	04/01/2010	86,456
Ultra Growth Fund	1.00%[6]	1.50%[7]	01/31/2011	—
World Innovators Fund	1.50%	1.95%	04/01/2010	17,446
Income Fund	0.55%	—	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	04/01/2010	22,055

[1] The	expense limitation for the Emerging Markets Small Cap Fund decreased from 2.00% to 1.95% when average net assets reached $150 million.
[2] The	advisory fee decreased from 1.95% to 1.50% on 1/31/2011.
[3]The	expense limitation decreased from 2.25% to 1.95% on 1/31/2011.
[4] The	advisory fee decreased from 1.50% to 1.25% on 1/31/2011.
[5] The	expense limitation decreased from 1.95% to 1.75% on 1/31/2011.
[6] The	advisory fee decreased from 1.25% to 1.00% on 1/31/2011.
[7] The	expense limitation was decreased from 1.75% to 1.50% on 1/31/2011.

SEPTEMBER 30, 2011

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year ended September 30, 2011, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
Emerging Markets Small Cap Fund	$2,361,989	$513,952
International Growth Fund	—	197,300
International Opportunities	513,952	—
Micro Cap Value Fund	—	2,502,269
Ultra Growth Fund	140,280	—
World Innovators Fund	197,300	—

Affiliated Transaction — The Small Cap Growth Fund had an in-kind purchase of $21,330,593 from an affiliate.

10% Shareholders — As of September 30, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below:

	Number of Accounts	% of Shares Outstanding
Core Growth Fund	2	42.50%
Emerging India Fund	2	45.24%
Emerging Markets Small Cap Fund	2	72.96%
Global Opportunities Fund	2	67.67%
Heritage Growth Fund	2	41.34%
International Growth Fund	2	47.76%
International Opportunities Fund	2	69.77%
Large Cap Value Fund	3	75.73%
Long/Short Fund	2	60.41%
Micro Cap Fund	2	29.77%
Micro Cap Value Fund	2	48.55%
Small Cap Growth Fund	2	51.95%
Small Cap Value Fund	2	32.72%
Strategic Income Fund	3	60.30%
Ultra Growth Fund	2	48.29%
World Innovators Fund	2	36.12%
Income Fund	2	86.05%
U.S. Treasury Fund	2	32.79%

WASATCH FUNDS — Notes to Financial Statements (continued)

Affiliated Interests — As of September 30, 2011, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares which may be redeemed at any time as detailed below:

	Number of Accounts	% of Shares Outstanding
Core Growth Fund	10	0.39%
Emerging India Fund	8	14.66%
Emerging Markets Small Cap Fund	11	0.45%
Global Opportunities Fund	16	1.63%
Heritage Growth Fund	6	1.68%
International Growth Fund	7	0.56%
International Opportunities Fund	18	1.77%
Large Cap Value Fund	6	0.07%
Long/Short Fund	3	0.12%
Micro Cap Fund	8	0.52%
Micro Cap Value Fund	14	1.28%
Small Cap Growth Fund	13	0.94%
Small Cap Value Fund	7	0.97%
Strategic Income Fund	2	31.58%
Ultra Growth Fund	4	0.96%
World Innovators Fund	4	2.34%
Income Fund	2	0.01%
U.S. Treasury Fund	3	0.96%

Payments by Former Service Provider — BISYS Fund Services, Inc. (“BISYS”) is a former service provider to the Large Cap Value Fund, Long/Short Fund, and Income Fund. In August 2010, these funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS that requires, among other things, a distribution of settlement monies from the fair fund to benefit affected mutual funds). The impact of these payments is reflected in the net expense ratios in the Financial Highlights.

10. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2011 with an “affiliated company” as so defined:

	Share Activity					Dividends Credited to Income for the Year ended 9/30/11	Gain (Loss) Realized on Sale of Shares for the Year ended 9/30/11
	Balance 9/30/10	Purchases/ Additions	Sales/ Reductions	Balance 9/30/11
Micro Cap Fund
Goldwater Bank, N.A.	154,000	—	—	154,000		$—	$—

Small Cap Growth Fund
Knight Transportation, Inc.	1,349,737	2,789,720	—	4,139,457		$1,800,201	$—
NeurogesX, Inc. PIPE	—	3,882,558	—	3,882,558		—	—
Peet’s Coffee & Tea, Inc.	693,795	229,148	279,095	643,848	*	—	4,992,576
Power Integrations, Inc.	1,329,204	401,993	—	1,731,197		305,355	—

*No	longer affiliated as of September 30, 2011.

11. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance

SEPTEMBER 30, 2011

with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2011, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Global Opportunities Fund

Cardica, Inc.	Warrants	9/25/09	$5,000	$27,200	0.01%

Micro Cap Fund

Cardica, Inc.	Warrants	6/7/07	$19,380	$1,211	—
Cardica, Inc.	Warrants	9/25/09	40,312	219,300	0.09%
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	55,440	0.02%
NeurogesX, Inc.	Warrants	7/21/11	18,169	18,169	0.01%

			$1,617,861	$294,120	0.12%

Micro Cap Value Fund

Acetylon Pharmaceuticals, Inc., Series B	Preferred Stock	2/3/11	$249,997	$249,997	0.18%
Cardica, Inc.	Warrants	6/7/07	9,302	581	—
Cardica, Inc.	Warrants	9/25/09	13,813	75,140	0.05%
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	15,084	0.01%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	185,001	0.13%
NeurogesX, Inc.	Warrants	7/21/11	6,250	6,250	—
NeurogesX, Inc.	Warrants	12/28/07	3,800	—	—

			$1,202,166	$532,053	0.37%

Small Cap Growth Fund

Angies List, Series C	Preferred Stock	9/3/10	$4,254,284	$4,463,305	0.34%
Angies List, Series D	Preferred Stock	3/15/11	2,999,964	2,999,965	0.23%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 5/12/11	4,443,853	4,842,592	0.37%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 2/4/11	1,275,000	1,428,580	0.11%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	776,271	0.06%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	184,939	184,939	0.01%
NeurogesX, Inc.	Warrants	7/21/11	242,660	242,660	0.02%
Valera Pharmaceuticals, Inc. Ureteral Stent CSR	Rights	2/1/06 - 2/2/06	162,615	—	—
Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR	Rights	2/1/06 - 2/2/06	243,922	—	—
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,500,000	247	—

			$17,307,237	$14,938,559	1.14%

Strategic Income Fund

Redcorp Ventures Ltd., 13.00%, 7/11/12	Corporate Bonds	7/5/07	$157,961	$5,054	0.02%
Star Asia Finance Ltd.	Common Stock	2/22/07 - 3/19/10	305,812	231,214	0.96%
Star Asia SPV, LLC	LLC Membership Interest	3/19/10	509,866	154,558	0.64%

			$973,639	$390,826	1.62%

Ultra Growth Fund

Cardica, Inc.	Warrants	9/25/09	$20,625	$112,200	0.08%
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	475,001	807,502	0.60%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/23/10	3,999,467	4,358,322	3.25%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 2/4/11	1,275,000	1,428,580	1.07%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	194,068	0.15%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	46,235	46,235	0.03%
NeurogesX, Inc.	Warrants	7/21/11	5,451	5,451	—
Ophthonix, Inc.	Common Stock	9/23/05	499,998	504	—
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	207,317	0.15%
Xtera Communications, Inc.	Common Stock	9/3/03	99,065	914	—
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,000,000	165	—

			$8,920,843	$7,161,258	5.33%

World Innovators Fund

Cardica, Inc.	Warrants	9/25/09	$8,937	$48,620	0.07%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 5/12/11	444,387	484,252	0.67%
Xtera Communications, Inc.	Common Stock	9/3/03	7,076	65	—

			$460,400	$532,937	0.74%

WASATCH FUNDS — Notes to Financial Statements (continued)

12. PURCHASE COMMITMENTS

In September 2003, the Small Cap Growth, Ultra Growth and World Innovators Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2011 were $500,000, $450,000 and $50,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at September 30, 2011 were $225,000 per Fund. Securities held by the Funds have been designated to meet these purchase commitments as indicated in the Schedules of Investments.

13. LINE OF CREDIT

The Equity Funds opened two lines of credit totaling $75,000,000, one of which is $25,000,000 uncommitted, and the other of which is $50,000,000 committed, with State Street Bank and Trust Company on June 4, 2007 (together, the “Line”). The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Equity Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing, plus a margin, and (b) the overnight LIBOR rate as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Equity Funds based upon relative average net assets. Interest expense is charged directly to a fund based upon actual amounts borrowed by the Fund.

For the year ended September 30, 2011, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at September 30, 2011
Emerging Markets Small Cap	11,308,688	22	8,500	1.23%	—
Global Opportunities	2,104,362	3	198	1.13%	—
International Growth	8,512,121	47	13,512	1.22%	—
Small Cap Growth	4,413,335	12	1,696	1.15%	—
Small Cap Value	1,865,900	10	639	1.23%	—
Strategic Income	410,224	12	156	1.14%	—
Ultra Growth	2,137,132	91	6,479	1.20%	—

14. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds invest in equity and fixed income securities of non-U.S. issuers. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

SEPTEMBER 30, 2011

Shareholder Concentration Risk — A significant portion of the net assets of the International Opportunities Fund is owned by a group of shareholders advised by a common investment advisor. If this group of shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse the International Opportunities Fund should its operating expenses exceed 2.25% through at least January 31, 2012.

15. SECURITIES VALUATION

Equity securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a given day, then the security is valued at the most recent bid price on the primary exchange or market as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent bid price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy (see Note 16). Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and the securities are categorized in level 2. These valuation procedures generally apply equally to long or short equity positions in a Fund. However, if there are no sales on the primary exchange or market on a given day for a short equity position, then the security is valued at the most recent ask price on the primary exchange or market as provided by a pricing service.

Corporate debt securities — Investments are valued at current market value by a commercial pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Short-term notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Asset-backed securities — Investments are priced using the closing bid as supplied by a commercial pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

U.S. government issuers — Investments are priced using the closing bid as supplied by a commercial pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Derivative instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the most recent bid price on the primary exchange or market as provided by a pricing service.

Restricted securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Joint Pricing Committee of the Advisor and the Funds (“Pricing Committee”) with oversight by the Board of Trustees. Fair value is defined as the price that would be

WASATCH FUNDS — Notes to Financial Statements (continued)

received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

As of September 30, 2011, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	—
Emerging India Fund	—
Emerging Markets Small Cap Fund	5.61%
Global Opportunities Fund	0.09%
Heritage Growth Fund	—
International Growth Fund	1.66%
International Opportunities Fund	1.88%
Large Cap Value Fund	—
Long/Short Fund	—
Micro Cap Fund	0.48%
Micro Cap Value Fund	1.72%
Small Cap Growth Fund	1.42%
Small Cap Value Fund	—
Strategic Income Fund	0.69%
Ultra Growth Fund	5.87%
World Innovators Fund	0.74%
Income Fund	0.50%
U.S. Treasury Fund	—

16. FAIR VALUE MEASUREMENTS

The Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

SEPTEMBER 30, 2011

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/11
Core Growth Fund
Assets
Common Stocks	Consumer Finance	$27,049,429	$1,799,381	$—	$28,848,810
	Diversified Banks	—	7,761,477	—	7,761,477
	Regional Banks	—	7,177,491	—	7,177,491
	Semiconductors	18,512,144	4,717,528	—	23,229,672
	Other	353,021,514	—	—	353,021,514
Preferred Stocks		3,615,162	—	—	3,615,162
Short-Term Investments		—	19,396,554	—	19,396,554

		$402,198,249	$40,852,431	$—	$443,050,680

Liabilities
Equity Contracts		$(122,500)	$—	$—	$(122,500)

		$(122,500)	$—	$—	$(122,500)

Emerging India Fund
Assets
Common Stocks	Internet Retail	$215,059	$—	$—	$215,059
	IT Consulting & Other Services	407,236	101,283	—	508,519
	Packaged Foods & Meats	199,859	238,187	—	438,046
	Specialized Finance	240,637	270,199	—	510,836
	Thrifts & Mortgage Finance	330,019	848,489	—	1,178,508
	Other	—	7,598,825	—	7,598,825
Short-Term Investments		—	252,073	—	252,073

		$1,392,810	$9,309,056	$—	$10,701,866

Emerging Markets Small Cap Fund
Assets
Common Stocks	Apparel Retail	$8,837,087	$27,936,275	$—	$36,773,362
	Apparel, Accessories & Luxury Goods	10,444,455	9,122,759	—	19,567,214
	Asset Management & Custody Banks	8,914,099	—	—	8,914,099
	Construction Materials	2,444,495	17,057,351	—	19,501,846
	Consumer Finance	4,305,076	11,278,331	—	15,583,407
	Department Stores	3,634,853	3,029,743	—	6,664,596
	Distillers & Vintners	662,428	—	—	662,428
	Footwear	2,362,696	15,223,488	—	17,586,184
	Health Care Services	12,575,139	—	—	12,575,139
	Highways & Railtracks	9,197,675	6,516,149	—	15,713,824
	Human Resource & Employment Services	1,475,935	—	—	1,475,935
	Marine Ports & Services	15,792,032	9,766,750	—	25,558,782
	Oil & Gas Exploration & Production	21,575,212	10,380,914	—	31,956,126
	Other Diversified Financial Services	7,987,939	—	—	7,987,939
	Packaged Foods & Meats	9,780,210	17,751,327	—	27,531,537
	Personal Products	204,585	15,762,016	—	15,966,601
	Specialized Finance	5,142,501	14,127,847	—	19,270,348
	Thrifts & Mortgage Finance	8,811,036	22,198,828	—	31,009,864
	Trucking	6,777,521	—	—	6,777,521
	Other	—	413,811,013	—	413,811,013
Preferred Stocks		15,243,917	—	—	15,243,917
Short-Term Investments		—	26,363,875	—	26,363,875

		$156,168,891	$620,326,666	$—	$776,495,557

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/11
Global Opportunities Fund
Assets
Common Stocks	Advertising	$—	$574,158	$—	$574,158
	Air Freight & Logistics	—	2,101,663	—	2,101,663
	Apparel Retail	1,637,143	1,799,418	—	3,436,561
	Apparel, Accessories & Luxury Goods	1,649,348	7,984,450	—	9,633,798
	Application Software	2,376,547	234,253	—	2,610,800
	Asset Management & Custody Banks	2,259,863	520,257	—	2,780,120
	Auto Parts & Equipment	—	925,051	—	925,051
	Biotechnology	—	2,700,108	—	2,700,108
	Catalog Retail	—	812,122	—	812,122
	Coal & Consumable Fuels	—	684,970	—	684,970
	Commodity Chemicals	—	2,096,048	—	2,096,048
	Computer Hardware	—	511,444	—	511,444
	Construction & Engineering	—	1,952,395	—	1,952,395
	Construction Materials	—	556,892	—	556,892
	Consumer Finance	2,851,068	2,317,469	—	5,168,537
	Data Processing & Outsourced Services	—	6,019,104	—	6,019,104
	Diversified Banks	150,122	1,698,445	—	1,848,567
	Diversified Chemicals	—	1,402,113	—	1,402,113
	Diversified Support Services	3,158,949	421,325	—	3,580,274
	Drug Retail	—	878,280	—	878,280
	Electronic Equipment & Instruments	—	816,855	—	816,855
	Environmental & Facilities Services	1,315,642	3,934,666	—	5,250,308
	Food Retail	—	1,539,393	—	1,539,393
	Footwear	—	1,384,357	—	1,384,357
	General Merchandise Stores	4,912,194	2,211,256	—	7,123,450
	Gold	—	1,992,726	—	1,992,726
	Health Care Equipment	3,245,470	2,111,266	—	5,356,736
	Health Care Facilities	1,198,372	718,946	—	1,917,318
	Home Improvement Retail	—	1,576,514	—	1,576,514
	Homefurnishing Retail	1,075,650	572,098	—	1,647,748
	Human Resource & Employment Services	—	1,002,761	—	1,002,761
	Industrial Machinery	2,725,324	1,991,617	—	4,716,941
	Internet Retail	—	1,415,389	—	1,415,389
	Internet Software & Services	2,538,673	2,839,341	—	5,378,014
	Investment Banking & Brokerage	—	472,814	—	472,814
	IT Consulting & Other Services	—	2,600,018	—	2,600,018
	Life Sciences Tools & Services	4,397,251	2,447,417	—	6,844,668
	Oil & Gas Equipment & Services	3,206,674	1,506,933	—	4,713,607
	Oil & Gas Exploration & Production	3,174,282	1,464,797	—	4,639,079
	Property & Casualty Insurance	—	910,011	—	910,011
	Research & Consulting Services	5,088,470	2,401,225	—	7,489,695
	Restaurants	564,636	1,509,070	—	2,073,706
	Semiconductor Equipment	—	924,738	—	924,738
	Semiconductors	12,775,433	5,049,542	—	17,824,975
	Specialized Finance	4,355,375	1,446,967	—	5,802,342
	Specialty Chemicals	—	1,771,275	—	1,771,275
	Specialty Stores	1,173,204	1,015,061	—	2,188,265
	Steel	558,115	906,409	—	1,464,524
	Thrifts & Mortgage Finance	774,305	1,429,727	—	2,204,032
	Trading Companies & Distributors	5,911,756	5,229,211	—	11,140,967

SEPTEMBER 30, 2011

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/11
	Trucking	6,098,876	793,679	—	6,892,555
	Other	23,730,081	—	—	23,730,081
Warrants		9,643	—	27,200	36,843
Short-Term Investments		—	3,428,764	—	3,428,764

		$102,912,466	$95,604,808	$27,200	$198,544,474

Heritage Growth Fund
Assets
Common Stocks	Specialized Finance	$3,727,400	$714,515	$—	$4,441,915
	Other	65,310,475	—	—	65,310,475
Short-Term Investments		—	2,841,875	—	2,841,875

		$69,037,875	$3,556,390	$—	$72,594,265

International Growth Fund
Assets
Common Stocks	Apparel Retail	$3,420,181	$2,705,340	$—	$6,125,521
	Application Software	5,042,596	1,931,505	—	6,974,101
	Asset Management & Custody Banks	2,764,680	7,239,875	—	10,004,555
	Consumer Finance	2,121,125	6,412,459	—	8,533,584
	Department Stores	4,603,161	—	—	4,603,161
	Diversified Banks	414,023	7,470,077	—	7,884,100
	Health Care Equipment	4,463,855	6,947,669	—	11,411,524
	Health Care Services	1,540,130	—	—	1,540,130
	Marine Ports & Services	1,878,539	4,243,092	—	6,121,631
	Oil & Gas Equipment & Services	3,945,144	1,682,083	—	5,627,227
	Oil & Gas Exploration & Production	5,291,268	5,375,485	—	10,666,753
	Packaged Foods & Meats	4,760,776	533,577	—	5,294,353
	Precious Metals & Minerals	1,733,419	—	—	1,733,419
	Specialized Finance	2,080,337	1,898,464	—	3,978,801
	Thrifts & Mortgage Finance	8,177,876	3,462,758	—	11,640,634
	Other	—	175,385,688	—	175,385,688
Preferred Stocks		1,620,901	102,200	—	1,723,101
Short-Term Investments		—	1,274,075	—	1,274,075

		$53,858,011	$226,664,347	$—	$280,522,358

International Opportunities Fund
Assets
Common Stocks	Apparel Retail	$1,004,852	$1,530,931	$—	$2,535,783
	Apparel, Accessories & Luxury Goods	1,615,305	5,594,763	—	7,210,068
	Construction & Engineering	969,734	2,125,878	—	3,095,612
	Electronic Equipment & Instruments	330,449	1,917,029	—	2,247,478
	Health Care Equipment	1,893,773	—	—	1,893,773
	Industrial Gases	662,841	—	—	662,841
	Oil & Gas Equipment & Services	910,800	—	—	910,800
	Oil & Gas Exploration & Production	4,917,363	1,563,796	—	6,481,159
	Packaged Foods & Meats	707,402	7,106,633	—	7,814,035
	Regional Banks	1,051,021	—	—	1,051,021
	Specialized Finance	1,568,235	2,176,497	—	3,744,732
	Thrifts & Mortgage Finance	990,315	1,655,089	—	2,645,404
	Trading Companies & Distributors	1,384,399	7,192,055	—	8,576,454
	Trucking	1,237,444	—	—	1,237,444
	Other	—	84,749,586	—	84,749,586
Short-Term Investments		—	8,991,949	—	8,991,949

		$19,243,933	$124,604,206	$—	$143,848,139

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/11
Large Cap Value Fund
Assets
Common Stocks		$1,487,050,304	$—	$—	$1,487,050,304
Short-Term Investments		—	56,097,106	—	56,097,106

		$1,487,050,304	$56,097,106	$—	$1,543,147,410

Long/Short Fund
Assets
Common Stocks		$619,210,936	$—	$—	$619,210,936
Preferred Stocks		3,826,500	—	—	3,826,500
Short-Term Investments		—	193,085,310	—	193,085,310

		$623,037,436	$193,085,310	$—	$816,122,746

Liabilities
Equity Contracts		$(6,052,310)	$—	$—	$(6,052,310)
Securities Sold Short		(95,343,406)	—	—	(95,343,406)

		$(101,395,716)	$—	$—	$(101,395,716)

Micro Cap Fund
Assets
Common Stocks	Air Freight & Logistics	$—	$2,730,657	$—	$2,730,657
	Biotechnology	3,769,434	3,737,555	—	7,506,989
	Data Processing & Outsourced Services	—	4,096,401	—	4,096,401
	Environmental & Facilities Services	3,369,570	1,518,088	—	4,887,658
	Health Care Equipment	14,208,379	3,484,151	—	17,692,530
	IT Consulting & Other Services	4,299,923	2,097,667	—	6,397,590
	Regional Banks	4,990,747	3,095,139	—	8,085,886
	Research & Consulting Services	5,979,509	3,047,121	—	9,026,630
	Semiconductors	21,944,102	3,239,642	—	25,183,744
	Specialized Finance	2,111,147	—	55,440	2,166,587
	Thrifts & Mortgage Finance	112,908	2,760,678	—	2,873,586
	Other	155,253,847	—	—	155,253,847
Preferred Stocks		1,969,661	—	—	1,969,661
Warrants		—	18,169	220,511	238,680
Short-Term Investments		—	5,277,785	—	5,277,785

		$218,009,227	$35,103,053	$275,951	$253,388,231

Micro Cap Value Fund
Assets
Common Stocks	Air Freight & Logistics	$—	$873,010	$—	$873,010
	Apparel Retail	1,598,080	968,579	—	2,566,659
	Apparel, Accessories & Luxury Goods	1,872,800	3,181,173	—	5,053,973
	Automotive Retail	—	1,299,066	—	1,299,066
	Biotechnology	—	89,000	—	89,000
	Construction Materials	—	1,148,464	—	1,148,464
	Department Stores	—	1,087,962	—	1,087,962
	Diversified Banks	—	—	185,001	185,001
	Gas Utilities	—	1,474,026	—	1,474,026
	Gold	—	750,918	—	750,918
	Health Care Equipment	5,091,009	349,200	—	5,440,209
	Health Care Facilities	773,771	996,982	—	1,770,753
	Health Care Supplies	—	1,820,456	—	1,820,456
	IT Consulting & Other Services	1,573,440	917,733	—	2,491,173
	Regional Banks	4,897,100	1,626,847	—	6,523,947
	Restaurants	2,991,480	343,413	—	3,334,893
	Semiconductor Equipment	—	782,607	—	782,607
	Specialized Finance	2,949,750	—	15,084	2,964,834
	Textiles	—	931,507	—	931,507
	Thrifts & Mortgage Finance	3,069,460	1,145,708	—	4,215,168

SEPTEMBER 30, 2011

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/11
	Trading Companies & Distributors	2,720,760	753,169	—	3,473,929
	Other	73,585,169	—	—	73,585,169
Preferred Stocks
	Pharmaceuticals	—	—	249,997	249,997
	Other	757,398	—	—	757,398
Warrants		—	6,250	75,721	81,971
Short-Term Investments		—	18,645,998	—	18,645,998
Foreign Currency Exchange Contracts		—	238,671	—	238,671

		$101,880,217	$39,430,739	$525,803	$141,836,759

Liabilities
Equity Contracts		$(392,070)	$—	$—	$(392,070)

		$(392,070)	$—	$—	$(392,070)

Small Cap Growth Fund
Assets
Common Stocks	Air Freight & Logistics	$13,206,076	$17,614,936	$—	$30,821,012
	Biotechnology	33,510,342	3,455,477	—	36,965,819
	Data Processing & Outsourced Services	7,805,729	29,361,406	—	37,167,135
	Diversified Banks	22,211,280	19,849,461	—	42,060,741
	Environmental & Facilities Services	17,615,506	5,699,272	—	23,314,778
	Health Care Equipment	18,429,564	—	247	18,429,811
	Industrial Machinery	14,934,372	5,941,284	—	20,875,656
	Internet Retail	26,921,159	19,655,433	—	46,576,592
	Life Sciences Tools & Services	53,410,019	6,075,017	—	59,485,036
	Oil & Gas Equipment & Services	37,869,926	8,491,309	—	46,361,235
	Oil & Gas Exploration & Production	17,508,347	18,276,808	—	35,785,155
	Personal Products	—	11,549,821	—	11,549,821
	Other	874,748,969	—	—	874,748,969
Preferred Stocks
	Biotechnology	—	—	961,210	961,210
	Internet Software & Services	—	—	7,463,270	7,463,270
Limited Partnership Interest		—	—	6,271,172	6,271,172
Warrants		—	242,660	—	242,660
Rights		—	—	—	—
Short-Term Investments		—	9,350,040	—	9,350,040

		$1,138,171,289	$155,562,924	$14,695,899	$1,308,430,112

Small Cap Value Fund
Assets
Common Stocks	Diversified Banks	$—	$3,298,520	$—	$3,298,520
	Electronic Components	—	1,113,244	—	1,113,244
	Environmental & Facilities Services	—	1,334,707	—	1,334,707
	Health Care Supplies	—	1,760,077	—	1,760,077
	IT Consulting & Other Services	—	2,224,982	—	2,224,982
	Oil & Gas Equipment & Services	1,277,856	1,092,122	—	2,369,978
	Regional Banks	5,159,843	2,599,340	—	7,759,183
	Semiconductors	15,047,277	1,354,877	—	16,402,154
	Other	130,772,636	—	—	130,772,636
Short-Term Investments		—	3,880,430	—	3,880,430

		$152,257,612	$18,658,299	$—	$170,915,911

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/11
Strategic Income Fund
Assets
Common Stocks	Data Processing & Outsourced Services	$2,244,564	$521,487	$—	$2,766,051
	Diversified REITs	—	231,214	—	231,214
	Other	18,273,448	—	—	18,273,448
Preferred Stocks		—	5,248	—	5,248
Limited Liability Company Membership Interest		465,527	—	154,558	620,085
Limited Partnership Interest		411,840	—	—	411,840
Corporate Bonds		—	—	5,054	5,054
Mutual Funds		267,774	—	—	267,774
Short-Term Investments		—	1,380,766	—	1,380,766

		$21,663,153	$2,138,715	$159,612	$23,961,480

Ultra Growth Fund
Assets
Common Stocks	Air Freight & Logistics	$—	$1,396,679	$—	$1,396,679
	Auto Parts & Equipment	—	1,915,497	—	1,915,497
	Biotechnology	2,964,723	1,627,777	—	4,592,500
	Construction Materials	—	1,643,280	—	1,643,280
	Consumer Finance	2,529,793	2,122,869	—	4,652,662
	Data Processing & Outsourced Services	1,474,105	1,737,625	—	3,211,730
	Diversified Banks	1,596,108	2,779,732	—	4,375,840
	Environmental & Facilities Services	742,344	446,679	—	1,189,023
	Health Care Equipment	7,829,726	2,039,732	165	9,869,623
	Industrial Machinery	—	1,000,059	—	1,000,059
	Internet Retail	3,528,671	881,369	—	4,410,040
	Internet Software & Services	7,566,036	—	914	7,566,950
	Life Sciences Tools & Services	2,771,462	593,380	—	3,364,842
	Oil & Gas Exploration & Production	1,331,794	515,396	—	1,847,190
	Personal Products	—	—	504	504
	Regional Banks	—	581,087	—	581,087
	Research & Consulting Services	1,737,214	1,769,647	—	3,506,861
	Specialized Finance	4,516,928	915,918	—	5,432,846
	Thrifts & Mortgage Finance	—	2,300,687	—	2,300,687
	Other	64,480,523	—	—	64,480,523
Preferred Stocks
	Biotechnology	—	—	240,303	240,303
	Health Care Technology	—	—	1,014,819	1,014,819
Limited Partnership Interest		—	—	5,786,902	5,786,902
Warrants		—	5,451	112,200	117,651
Short-Term Investments		—	272,371	—	272,371

		$103,069,427	$24,545,235	$7,155,807	$134,770,469

World Innovators Fund
Assets
Common Stocks	Advertising	$—	$858,877	$—	$858,877
	Apparel Retail	—	184,080	—	184,080
	Apparel, Accessories & Luxury Goods	—	339,091	—	339,091
	Application Software	357,781	690,223	—	1,048,004
	Asset Management & Custody Banks	402,050	449,489	—	851,539
	Automotive Retail	—	656,781	—	656,781
	Biotechnology	802,540	1,206,806	—	2,009,346
	Construction & Farm Machinery & Heavy Trucks	—	254,484	—	254,484
	Data Processing & Outsourced Services	5,532,261	1,673,559	—	7,205,820

SEPTEMBER 30, 2011

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/11
	Electronic Equipment & Instruments	334,899	352,764	—	687,663
	Health Care Equipment	1,409,586	2,227,018	—	3,636,604
	Health Care Supplies	—	1,678,223	—	1,678,223
	Health Care Technology	—	442,281	—	442,281
	Home Entertainment Software	—	166,668	—	166,668
	Home Improvement Retail	—	134,545	—	134,545
	Internet Retail	1,962,425	873,236	—	2,835,661
	Internet Software & Services	4,833,850	—	65	4,833,915
	Life Sciences Tools & Services	962,404	264,150	—	1,226,554
	Movies & Entertainment	—	915,242	—	915,242
	Research & Consulting Services	—	343,576	—	343,576
	Systems Software	1,343,500	334,256	—	1,677,756
	Trading Companies & Distributors	—	755,747	—	755,747
	Trucking	—	1,072,179	—	1,072,179
	Other	29,398,056	—	—	29,398,056
Preferred Stocks		—	1,356,209	—	1,356,209
Limited Partnership Interest		—	—	484,252	484,252
Warrants		—	—	48,620	48,620
Equity Contracts		20,500	—	—	20,500
Short-Term Investments		—	4,434,458	—	4,434,458

		$47,359,852	$21,663,942	$532,937	$69,556,731

Wasatch-1st Source Income Fund
Assets
Asset Backed Securities		$—	$3,855,861	$—	$3,855,861
Collateralized Mortgage Obligations		—	32,883,629	—	32,883,629
Corporate Bonds		—	47,924,118	—	47,924,118
Municipal Bonds		—	1,918,495	—	1,918,495
Mutual Funds		715,249	—	—	715,249
Exchange Traded Funds		674,040	—	—	674,040
U.S. Government Agency Securities		—	26,930,167	674,288	27,604,455
U.S. Treasury Bonds		—	7,600,279	—	7,600,279
U.S. Treasury Inflation Protected Bonds		—	2,171,719	—	2,171,719
U.S. Treasury Notes		—	6,333,591	—	6,333,591
Preferred Stocks		953,000	—	—	953,000
Short-Term Investments		—	1,863,720	—	1,863,720

		$2,342,289	$131,481,579	$674,288	$134,498,156

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$183,849,139	$—	$183,849,139
Short-Term Investments		—	2,591,994	—	2,591,994

		$—	$186,441,133	$—	$186,441,133

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds have recategorized securities that can be converted by the Funds at any time, without limitation, into securities with an active market price since they are not identical securities. This recategorization has resulted in significant transfers from level 1 to level 2. In addition, there were significant transfers due to fair valuation in certain foreign markets.

WASATCH FUNDS — Notes to Financial Statements (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (level 3) for the Funds during the year ended September 30, 2011:

Fund	Market Value Beginning Balance 9/30/2010	Purchases at Cost/ Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2011	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2011
Emerging Markets Small Cap Fund
Common Stocks	$298	$223	$(197,401)	$196,880	$—	$—	$—	$—

Global Opportunities Fund
Common Stocks	21,790	100	(156,407)	134,517	—	—	—	—
Warrants	—	—	—	—	27,200	—	27,200	—

	21,790	100	(156,407)	134,517	27,200	—	27,200	—

International Opportunities Fund
Common Stocks	52,763	762	(1,661,395)	1,607,870	—	—	—	—

Micro Cap Fund
Common Stocks	281,050	—	—	(225,610)	—	—	55,440	(225,610)
Warrants	—	—	—	—	220,511	—	220,511	—

	281,050	—	—	(225,610)	220,511	—	275,951	(225,610)

Micro Cap Value Fund
Common Stocks	291,470	—	—	(91,385)	—	—	200,085	(91,385)
Preferred Stocks	—	249,997	—	—	—	—	249,997	—
Warrants	—	—	—	—	75,721	—	75,721	—

	291,470	249,997	—	(91,385)	75,721	—	525,803	(91,385)

Small Cap Growth Fund
Common Stocks	279,065	—	(769,098)	490,280	—	—	247	(275,191)
Preferred Stocks	7,832,752	2,999,964	—	(451,294)	—	(1,956,942)	8,424,480	209,022
Limited Partnership Interest	5,253,847	250,000	—	767,325	—	—	6,271,172	767,325
Warrants	11	—	(11)	—	—	—	—	—
Rights	214,781	—	—	(214,781)	—	—	—	(214,781)

	13,580,456	3,249,964	(769,109)	591,530	—	(1,956,942)	14,695,899	486,375

Strategic Income Fund
Limited Liability Company Membership Interest	225,655	(68,778)	—	(2,319)	—	—	154,558	(2,319)
Corporate Bonds	23,692	(76,766)	3,710	54,418	—	—	5,054	(15,691)

	249,347	(145,544)	3,710	52,099	—	—	159,612	(18,010)

Ultra Growth Fund
Common Stocks	186,132	—	(230,906)	46,357	—	—	1,583	(183,458)
Preferred Stocks	1,477,072	—	—	(221,950)	—	—	1,255,122	(221,950)
Limited Partnership Interest	4,831,951	240,000	—	714,951	—	—	5,786,902	714,951
Warrants	—	—	—	—	112,200	—	112,200	—

	6,495,155	240,000	(230,906)	539,358	112,200	—	7,155,807	309,543

World Innovators Fund
Common Stocks	65	—	—	—	—	—	65	—
Preferred Stocks	770,952	(3,050,037)	2,036,945	242,140	—	—	—	—
Limited Partnership Interest	421,896	10,000	—	52,356	—	—	484,252	52,356
Warrants	8	(37,561)	37,553	—	48,620	—	48,620	—

	1,192,921	(3,077,598)	2,074,498	294,496	48,620	—	532,937	52,356

Wasatch-1st Source Income Fund
U.S. Government Agency Securities	$ —	$—	$—	$—	$674,288	$—	$674,288	$—

SEPTEMBER 30, 2011

17. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH CORE GROWTH FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$122,500	$—	$122,500

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$—	$—	$56,235	$—	$56,235

WASATCH INTERNATIONAL OPPORTUNITIES FUND

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$(42,292)	$—	$—	$—	$(42,292)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$95,860	$—	$—	$—	$95,860

LONG/SHORT FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$6,052,310	$—	$6,052,310

WASATCH FUNDS — Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on written options	$—	$—	$—	$10,495,379	$—	$10,495,379

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$—	$—	$6,168,585	$—	$6,168,585

WASATCH MICRO CAP VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Asset Derivatives
Unrealized appreciation on foreign currency exchange contracts	$—	$238,671	$—	$—	$—	$238,671

Liabilities Derivatives
Call options written at value	$—	$—	$—	$392,070	$—	$392,070

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on investments and foreign currency translations	$—	$(1,217,350)	$—	$—	$—	$(1,217,350)
Net realized gain on options written	—	—	—	1,917,183	—	1,917,183

	$—	$(1,217,350)	$—	$1,917,183	$—	$699,833

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$238,671	$—	$445,078	$—	$683,749

ULTRA GROWTH FUND

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on investments and foreign currency translations	$—	$—	$—	$(187,027)	$—	$(187,027)

SEPTEMBER 30, 2011

WASATCH WORLD INNOVATORS FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Asset Derivatives
Investments, at market value	$—	$—	$—	$20,500	$—	$20,500

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on investments and foreign currency translations	$—	$—	$—	$(4,021)	$—	$(4,021)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$—	$—	$(24,057)	$—	$(24,057)

*	See Note 4 — Financial Derivative Instruments for additional information.

For the year ended September 30, 2011, the average monthly balance of outstanding derivative financial instruments was as follows:

	Core Growth Fund	International Opportunities Fund	Long/Short Fund	Micro Cap Value Fund	Ultra Growth Fund	World Innovators Fund
Forward currency exchange contracts:
Average number of contracts — U.S. dollars purchased	—	2	—	1	—	—
Average U.S. dollar amounts purchased	$—	$5,415,645	$—	$5,248,899	$—	$—
Option contracts:
Average number of put contracts purchased	—	—	—	—	—	121
Average number of call contracts purchased	—	—	—	—	83	—
Average number of call contracts written	83	—	16,550	1,274	—	—
Average value of put contracts purchased	$—	$—	$—	$—	$—	$5,542
Average value of call contracts purchased	$—	$—	$—	$—	$7,083	$—
Average value of call contracts written	$30,208	$—	$4,914,330	$242,015	$—	$—

18. SUBSEQUENT EVENTS

On November 17, 2011, the Funds filed a post-effective registration statement pursuant to Rule 485(a)(2) under the 1940 Act for Wasatch Frontier Emerging Small Countries Fund (a new series of the Trust).

On November 17, 2011, the Funds filed a post-effective registration statement pursuant to Rule 485(a)(2) for the Institutional Class shares of the Wasatch Core Growth Fund, the Wasatch Large Cap Value Fund and the Wasatch Small Cap Value Fund.

Currently, there are 19 series of the Trust authorized and outstanding (including the Wasatch Frontier Emerging Small Countries Fund). Consistent with the authority in the Declaration of Trust and Rule 18f-3 under the 1940 Act, the Board has approved a multi-class plan (the “Multi-Class Plan”) pursuant to which the Board has established and designated two classes for each series, known as Institutional Class shares and Investor Class shares. The number of authorized shares of each class is unlimited. However, only three series of the Trust (the Wasatch Core Growth Fund, the Wasatch Large Cap Value Fund and the Wasatch Small Cap Value Fund) currently offer Institutional Class Shares. Under the Multi-Class Plan, each class of shares of a series of the Trust shall represent interests in the same portfolio of investments of such series and, except as otherwise set forth in the Multi-Class Plan, shall differ solely with respect to: (i) distribution, service and other charges and expenses as set forth therein; (ii) the exclusive right of each class of shares to vote on matters submitted to shareholders that relate solely to that class or for which the interests of one class differ from the interests of another class or classes; (iii) such differences related to eligible investors as may be

WASATCH FUNDS — Notes to Financial Statements (continued)	SEPTEMBER 30, 2010

set forth in the prospectus and statement of additional information of the series, as amended or supplemented from time to time; (iv) the designation of each class of shares; and (v) conversion features. Accordingly, each class of shares represents an interest in the same portfolio of investments of a fund. Each class of shares has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. There are no conversion, preemptive or other subscription rights, except that shares of the Institutional Class, if available, held by any shareholder who is no longer eligible to hold such shares may be converted at the discretion of the Board or any authorized Fund officer, to shares of a class in which the shareholder is eligible on the basis of the relative net asset values of the purchase class and target class without the imposition of any sale load, fee or other charge. Affected shareholders will be notified prior to any such conversion. Shares of a class of a Fund may be exchanged for shares of the same class of another fund of the Trust, provided the shareholder meets the minimum purchase requirements of the fund into which you are exchanging. Similarly, shareholders of a class of shares of a fund of the Trust who are eligible to hold shares of another class in the same fund or another series of the Trust may exchange their shares for the other class on the basis of relative net assets provided the shareholder meets the minimum purchase requirements and any other eligibility requirements for the fund being purchased.

The Board of Trustees has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof. The Board of Trustees may also from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class of a series that have been established by the Trustees; divide or combine the issued or unissued shares of any class of a series into a greater or lesser number; classify or reclassify any issued or unissued shares of any class of a series into one or more classes of such series; combine two or more classes of a series into a single class of such series; in each case without any action or consent of the shareholders.

WASATCH FUNDS — Report of Independent Registered Public Accounting Firm	SEPTEMBER 30, 2011

To the Board of Trustees

and Shareholders of

Wasatch Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Wasatch Funds Trust (hereafter referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended (except for the Wasatch Emerging India Fund, which the results of operations and the changes in net assets are for the period April 26, 2011 (commencement of operations) through September 30, 2011), the financial highlights for each of the periods indicated (except for the Wasatch Large Cap Value Fund (formerly Wasatch-1st Source Income Equity Fund), Wasatch-1st Source Income Fund, and Wasatch Long/Short Fund (formerly Wasatch-1st Source Long/Short Fund), and the financial highlights for the Wasatch Large Cap Value Fund, Wasatch 1st-Source Income Fund, and Wasatch Long/Short Fund for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Wasatch Large Cap Value Fund, Wasatch-1st Source Income Fund, and Wasatch Long/Short Fund as of September 30, 2008 and the financial highlights for the six months then ended were audited by other auditors, whose report dated November 26, 2008 expressed an unqualified opinion on those statements. The financial statements of the Wasatch Large Cap Value Fund, Wasatch-1st Source Income Fund, and Wasatch Long/Short Fund as of March 31, 2008 and the financial highlights for each of the two years in the period then ended, were audited by other auditors whose report dated May 22, 2008 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Kansas City, MO

November 23, 2011

WASATCH FUNDS — Supplemental Information

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Trustees. The Board consists of four trustees who are elected and serve until their successors are elected and qualified.

The trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Independent Trustees

James U. Jensen, J.D., MBA c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 67	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 to 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18

Private companies and foundations.

Director of Cognigen Networks, Inc. (Internet and relationship enabled marketing company) since December 2007.

Director of Bayhill Capital Corp. (telephone communications) since December 2007.

William R. Swinyard, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 71	Trustee and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Trustee since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	18	None

D. James Croft, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 69	Trustee	Indefinite Served as Trustee since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	18	None

Miriam M. Allison[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 64	Trustee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	18	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Interested Trustee

Samuel S. Stewart, Jr., Ph.D. CFA[4] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 69	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	18	None

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which (s)he attains the age of 75 years.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]

Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. As of the date of this statement, Ms. Allison no longer owns such shares.

[4]	Mr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

SEPTEMBER 30, 2011 (UNAUDITED)

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 42	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 43	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Cindy B. Firestone, CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 53	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009, Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor, December 2002 to August 2011.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

ADDITIONAL TAX INFORMATION:

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Amount
Global Opportunities Fund	$13,642,551
Heritage Growth Fund	5,614
International Opportunities Fund	7,334,341
U.S. Treasury Fund	10,250,028

For the fiscal year ended September 30, 2011, certain dividends paid by each Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2011, complete information will be reported on shareholders’ 2011 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2011 will be at the highest amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2011, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

Percentage
Global Opportunities Fund	24%
Heritage Growth Fund	99%
Large Cap Value Fund	100%
Long/Short Fund	100%
Strategic Income Fund	57%
Income Fund	2%

WASATCH FUNDS — Supplemental Information (continued)	SEPTEMBER 30, 2011 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

SERVICE PROVIDERS

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

SUB-ADVISOR FOR THE U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Rd.

Building 2, Suite 100

Austin, TX 78746

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

WASATCH FUNDS — Guide to Understanding Financial Statements	SEPTEMBER 30, 2011 (UNAUDITED)

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 148. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Wasatch-1st Source Income Fund invests primarily in fixed income securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Additional Information about the Funds.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 150.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and trustees’ fees and other expenses. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

WASATCH FUNDS — Guide to Understanding Financial Statements (continued)	SEPTEMBER 30, 2011 (UNAUDITED)

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 149. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend date of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income (loss) to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

Annual Report & Commentaries

WASATCH®
FUNDS
Deeper, Disciplined Investing™

800.551.1700 • www.WasatchFunds.com

Item 2: Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3: Audit Committee Financial Expert.

(a)	(1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	The name of the audit committee financial expert is Miriam M. Allison. Ms. Allison is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2011 and September 30, 2010 were $308,300 and $299,175, respectively.

(b) Audit Related Fees – During the fiscal years ended September 30, 2011 and September 30, 2010, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2011 and 2010, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c) Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2011 and September 30, 2010 were $78,470 and $78,000, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2011 and 2010, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d) All Other Fees –During the fiscal years ended September 30, 2011 and 2010, there were no fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

During the fiscal years ended September 30, 2011 and 2010, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the investment adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the investment adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f) No disclosures are required by this Item 4(f).

(g) The independent registered public accounting firm did not bill the Registrant or the Registrant’s investment adviser for any other ongoing non-audit services for the fiscal years ended September 30, 2011 and 2010 for the Registrant.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted formal procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics is attached hereto.

	(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

	(3)	Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 2, 2011

By:	/s/ Cindy B. Firestone
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	December 2, 2011